                                                               EXHIBIT 10(pp)(2)

                   This Instrument Grants a Security Interest
                                  by a Utility

================================================================================

                                 TEXAS GENCO, LP

                                       To

                               JPMORGAN CHASE BANK

                                     Trustee

                                 ---------------

                            First Mortgage Indenture

                          Dated as of December 23, 2003

================================================================================

           This Instrument Contains After-Acquired Property Provisions

                 CERTAIN SECTIONS OF THIS INDENTURE RELATING TO
                            SECTIONS 310 THROUGH 318,
                 INCLUSIVE, OF THE TRUST INDENTURE ACT OF 1939:

TRUST INDENTURE
  ACT SECTION                                                                   INDENTURE SECTION(S)
Section 310(a)(1)........................................................            1009
        (a)(2)...........................................................            1009
        (a)(3)...........................................................            1014(3)
        (a)(4)...........................................................            Not Applicable
        (b)..............................................................            1008, 1010
Section 311(a)...........................................................            1013
        (b)..............................................................            1013
        (c)..............................................................            Not Applicable
Section 312(a)...........................................................            1101, 1102
        (b)..............................................................            1102
        (c)..............................................................            1102
Section 313(a)...........................................................            1103
         (b).............................................................            1103
         (c).............................................................            1103
         (d).............................................................            1103
Section 314(a)...........................................................            610, 1102
        (b)..............................................................            608
        (c)(1)...........................................................            105
        (c)(2)...........................................................            105
        (c)(3)...........................................................            106
        (d)..............................................................            402, 607(2), 703,
                                                                                     704, 709
        (e)..............................................................            105
Section 315(a)...........................................................            1001, 1003
        (b)..............................................................            1002
        (c)..............................................................            1001
        (d)..............................................................            1001
        (e)..............................................................            918
Section 316(a)...........................................................            916, 917
        (a)(1)(A)........................................................            916
        (a)(1)(B)........................................................            917
        (a)(2)...........................................................            Not Applicable
        (b)..............................................................            912
        (c)..............................................................            107
Section 317(a)(1)........................................................            906
        (a)(2)...........................................................            909
        (b)..............................................................            603
Section 318(a)...........................................................            110

----------

      NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
ARTICLE ONE. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.....................................       5

SECTION 101.  General Definitions........................................................................       5
"Accountant".............................................................................................       6
"Act"....................................................................................................       6
"Adjusted Net Earnings"..................................................................................       6
"Affiliate"..............................................................................................       6
"Annual Interest Requirements"...........................................................................       7
"Authenticating Agent"...................................................................................       7
"Authorized Officer".....................................................................................       7
"Authorized Publication".................................................................................       7
"Authorized Purposes"....................................................................................       7
"Business Day"...........................................................................................       7
"Commission".............................................................................................       7
"Company"................................................................................................       7
"Company Request"........................................................................................       8
"Corporate Trust Office".................................................................................       8
"Corporation"............................................................................................       8
"Cost"...................................................................................................       8
"Defaulted Interest".....................................................................................       8
"Dollar".................................................................................................       8
"Eligible Obligations"...................................................................................       8
"Event of Default".......................................................................................       8
"Excepted Property"......................................................................................       8
"Exchange Act"...........................................................................................       8
"Exchange Rate"..........................................................................................       8
"Expert".................................................................................................       8
"Expert's Certificate"...................................................................................       8
"Expiration Date"........................................................................................       9
"Fair Value".............................................................................................       9
"Funded Cash"............................................................................................       9
"Funded Property"........................................................................................       9
"General Partner"........................................................................................       9
"General Partner Resolution".............................................................................       9
"Governmental Authority".................................................................................       9
"Government Obligations".................................................................................       9
"Holder".................................................................................................      10
"Indenture"..............................................................................................      10
"Independent"............................................................................................      10

                         TABLE OF CONTENTS - CONTINUED -

                                                                                                              PAGE
                                                                                                              ----
"Independent Expert's Certificate".......................................................................      10
"Initial Expert's Certificate"...........................................................................      10
"Initial Series".........................................................................................      10
"Interest"...............................................................................................      11
"Interest Payment Date"..................................................................................      11
"Investment Securities"..................................................................................      11
"Lien"...................................................................................................      12
"Maturity"...............................................................................................      12
"Maximum Interest Rate"..................................................................................      12
"Mortgaged Property".....................................................................................      12
"Net Earnings Certificate"...............................................................................      12
"Notice of Default"......................................................................................      12
"Officer's Certificate"..................................................................................      12
"Opinion of Counsel".....................................................................................      12
"Original Issue Discount Security".......................................................................      12
"Outstanding"............................................................................................      12
"Paying Agent"...........................................................................................      13
"Periodic Offering"......................................................................................      13
"Permitted Liens"........................................................................................      13
"Person".................................................................................................      16
"Place of Payment".......................................................................................      16
"Predecessor Security"...................................................................................      16
"Prepaid Lien"...........................................................................................      16
"Property Additions".....................................................................................      16
"Purchase Money Lien"....................................................................................      17
"Redemption Date"........................................................................................      17
"Redemption Price".......................................................................................      17
"Regular Record Date"....................................................................................      17
"Responsible Officer"....................................................................................      17
"Retired Securities".....................................................................................      17
"Securities".............................................................................................      18
"Security Register"......................................................................................      18
"Special Record Date"....................................................................................      18
"Stated Interest Rate"...................................................................................      18
"Stated Maturity"........................................................................................      18
"Successor Corporation"..................................................................................      18
"Tranche"................................................................................................      18
"Transaction Costs"......................................................................................      18
"Trust Indenture Act"....................................................................................      18
"Trustee"................................................................................................      18
"Trustee's Lien".........................................................................................      19
"United States"..........................................................................................      19
SECTION 102.  Funded Property; Funded Cash...............................................................      19
SECTION 103.  Property Additions; Cost...................................................................      20
SECTION 104.  Net Earnings Certificate; Adjusted Net Earnings; Annual Interest Requirements..............      22

                         TABLE OF CONTENTS - CONTINUED -

                                                                                                              PAGE
                                                                                                              ----
SECTION 105.  Compliance Certificates and Opinions.......................................................      24
SECTION 106.  Content and Form of Documents Delivered to Trustee.........................................      25
SECTION 107.  Acts of Holders; Record Dates..............................................................      26
SECTION 108.  Notices, Etc., to Trustee and Company......................................................      29
SECTION 109.  Notice to Holders; Waiver..................................................................      29
SECTION 110.  Conflict with Trust Indenture Act..........................................................      29
SECTION 111.  Effect of Headings and Table of Contents...................................................      29
SECTION 112.  Successors and Assigns.....................................................................      30
SECTION 113.  Separability Clause........................................................................      30
SECTION 114.  Benefits of Indenture......................................................................      30
SECTION 115.  Governing Law..............................................................................      30
SECTION 116.  Legal Holidays.............................................................................      30
SECTION 117.  Investment of Cash Held by Trustee.........................................................      30

ARTICLE TWO. SECURITY FORMS..............................................................................      31

SECTION 201.  Forms Generally............................................................................      31
SECTION 202.  Form of Trustee's Certificate of Authentication............................................      32

ARTICLE THREE. THE SECURITIES............................................................................      32

SECTION 301.  Amount Unlimited; Issuable in Series.......................................................      32
SECTION 302.  Denominations..............................................................................      35
SECTION 303.  Execution, Authentication, Delivery and Dating.............................................      36
SECTION 304.  Temporary Securities.......................................................................      36
SECTION 305.  Registration, Registration of Transfer and Exchange........................................      37
SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities...........................................      38
SECTION 307.  Payment of Interest; Interest Rights Preserved.............................................      39
SECTION 308.  Persons Deemed Owners......................................................................      40
SECTION 309.  Cancellation...............................................................................      40
SECTION 310.  Computation of Interest; Usury Not Intended................................................      41
SECTION 311.  CUSIP Numbers..............................................................................      41

ARTICLE FOUR. ISSUANCE OF SECURITIES.....................................................................      42

SECTION 401.  General....................................................................................      42
SECTION 402.  Issuance of Securities on the Basis of Property Additions..................................      44
SECTION 403.  Issuance of Securities on the Basis of Retired Securities..................................      47
SECTION 404.  Issuance of Securities on the Basis of Deposit of Cash.....................................      47

ARTICLE FIVE. REDEMPTION OF SECURITIES...................................................................      48

SECTION 501.  Applicability of Article...................................................................      48
SECTION 502.  Election to Redeem; Notice to Trustee......................................................      48
SECTION 503.  Selection by Trustee of Securities to Be Redeemed..........................................      49
SECTION 504.  Notice of Redemption.......................................................................      50
SECTION 505.  Deposit of Redemption Price................................................................      51
SECTION 506.  Securities Payable on Redemption Date......................................................      51

                         TABLE OF CONTENTS - CONTINUED -

                                                                                                              PAGE
                                                                                                              ----
SECTION 507.  Securities Redeemed in Part................................................................      51

ARTICLE SIX. COVENANTS...................................................................................      52

SECTION 601.  Payment of Securities; Lawful Possession; Maintenance of Lien..............................      52
SECTION 602.  Maintenance of Office or Agency............................................................      52
SECTION 603.  Money for Securities Payments to Be Held in Trust..........................................      53
SECTION 604.  Existence..................................................................................      54
SECTION 605.  Maintenance of Properties..................................................................      54
SECTION 606.  Payment of Taxes; Discharge of Liens.......................................................      54
SECTION 607.  Insurance..................................................................................      55
SECTION 608.  Recording, Filing, etc.....................................................................      58
SECTION 609.  Waiver of Certain Covenants................................................................      59
SECTION 610.  Annual Officer's Certificate as to Compliance..............................................      59

ARTICLE SEVEN. POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY.........................................      60

SECTION 701.  Quiet Enjoyment............................................................................      60
SECTION 702.  Dispositions without Release...............................................................      60
SECTION 703.  Release of Funded Property.................................................................      61
SECTION 704.  Release of Property Not Constituting Funded Property.......................................      66
SECTION 705.  Release of Minor Properties................................................................      67
SECTION 706.  Withdrawal or Other Application of Funded Cash; Purchase Money Obligations.................      68
SECTION 707.  Release of Property Taken by Eminent Domain, etc...........................................      71
SECTION 708.  Disclaimer or Quitclaim....................................................................      71
SECTION 709.  Miscellaneous..............................................................................      72

ARTICLE EIGHT. SATISFACTION AND DISCHARGE................................................................      73

SECTION 801.  Satisfaction and Discharge of Securities...................................................      73
SECTION 802.  Satisfaction and Discharge of Indenture....................................................      76
SECTION 803.  Application of Trust Money.................................................................      77

ARTICLE NINE. EVENTS OF DEFAULT; REMEDIES................................................................      77

SECTION 901.  Events of Default..........................................................................      77
SECTION 902.  Acceleration of Maturity; Rescission and Annulment.........................................      79
SECTION 903.  Entry upon Mortgaged Property..............................................................      80
SECTION 904.  Power of Sale; Suits for Enforcement.......................................................      80
SECTION 905.  Incidents of Sale..........................................................................      82
SECTION 906.  Collection of Indebtedness and Suits for Enforcement by Trustee............................      83
SECTION 907.  Application of Money Collected.............................................................      83
SECTION 908.  Receiver...................................................................................      84
SECTION 909.  Trustee May File Proofs of Claim...........................................................      84
SECTION 910.  Trustee May Enforce Claims Without Possession of Securities................................      85
SECTION 911.  Limitation on Suits........................................................................      85

                         TABLE OF CONTENTS - CONTINUED -

                                                                                                              PAGE
                                                                                                              ----
SECTION 912.  Unconditional Right of Holders to Receive Principal, Premium and Interest..................      86
SECTION 913.  Restoration of Rights and Remedies.........................................................      86
SECTION 914.  Rights and Remedies Cumulative.............................................................      86
SECTION 915.  Delay or Omission Not Waiver...............................................................      87
SECTION 916.  Control by Holders.........................................................................      87
SECTION 917.  Waiver of Past Defaults....................................................................      87
SECTION 918.  Undertaking for Costs......................................................................      88
SECTION 919.  Waiver of Appraisement, Usury, Stay and Other Laws.........................................      88

ARTICLE TEN. THE TRUSTEE.................................................................................      88

SECTION 1001. Certain Duties and Responsibilities........................................................      88
SECTION 1002. Notice of Defaults.........................................................................      89
SECTION 1003. Certain Rights of Trustee..................................................................      90
SECTION 1004. Not Responsible for Recitals or Issuance of Securities or Application of Proceeds..........      91
SECTION 1005. May Hold Securities........................................................................      91
SECTION 1006. Money Held in Trust........................................................................      92
SECTION 1007. Compensation and Reimbursement.............................................................      92
SECTION 1008. Conflicting Interests......................................................................      93
SECTION 1009. Corporate Trustee Required; Eligibility....................................................      93
SECTION 1010. Resignation and Removal; Appointment of Successor..........................................      93
SECTION 1011. Acceptance of Appointment by Successor.....................................................      95
SECTION 1012. Merger, Conversion, Consolidation or Succession to Business................................      95
SECTION 1013. Preferential Collection of Claims Against Company..........................................      95
SECTION 1014. Co-trustees and Separate Trustees..........................................................      96
SECTION 1015. Appointment of Authenticating Agent........................................................      97
SECTION 1016. Environmental Matters......................................................................      99

ARTICLE ELEVEN. LISTS OF HOLDERS; REPORTS BY TRUSTEE AND COMPANY.........................................     100

SECTION 1101. Company to Furnish Trustee Names and Addresses of Holders..................................     100
SECTION 1102. Preservation of Information; Communications to Holders.....................................     100
SECTION 1103. Reports by Trustee.........................................................................     100
SECTION 1104. Reports by Company.........................................................................     101

ARTICLE TWELVE. CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.....................................     101

SECTION 1201. Company May Consolidate, Etc., Only on Certain Terms.......................................     101
SECTION 1202. Successor Corporation Substituted..........................................................     102
SECTION 1203. Extent of Lien Hereof on Property of Successor Corporation.................................     103
SECTION 1204. Release of Company upon Conveyance or Other Transfer.......................................     103
SECTION 1205. Merger into Company; Extent of Lien Hereof.................................................     103

ARTICLE THIRTEEN. SUPPLEMENTAL INDENTURES................................................................     104

                         TABLE OF CONTENTS - CONTINUED -

                                                                                                              PAGE
                                                                                                              ----
SECTION 1301. Supplemental Indentures Without Consent of Holders.........................................     104
SECTION 1302. Supplemental Indentures With Consent of Holders............................................     105
SECTION 1303. Execution of Supplemental Indentures.......................................................     107
SECTION 1304. Effect of Supplemental Indentures..........................................................     107
SECTION 1305. Conformity with Trust Indenture Act........................................................     107
SECTION 1306. Reference in Securities to Supplemental Indentures.........................................     107
SECTION 1307. Modification Without Supplemental Indenture................................................     107

ARTICLE FOURTEEN. MEETINGS OF HOLDERS; ACTION WITHOUT MEETING............................................     108

SECTION 1401. Purposes for Which Meetings May Be Called..................................................     108
SECTION 1402. Call, Notice and Place of Meetings.........................................................     108
SECTION 1403. Persons Entitled to Vote at Meetings.......................................................     109
SECTION 1404. Quorum; Action.............................................................................     109
SECTION 1405. Attendance at Meetings; Determination of Voting Rights; Conduct and Adjournment of Meetings     110
SECTION 1406. Counting Votes and Recording Action of Meetings............................................     111
SECTION 1407. Action Without Meeting.....................................................................     111

ARTICLE FIFTEEN. IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS, DIRECTORS AND EMPLOYEES..............     111

SECTION 1501. Exemption from Individual Liability........................................................     111

Exhibit A Real Property..................................................................................     A-1
Exhibit B Previously Conveyed Property...................................................................     B-1

      FIRST MORTGAGE INDENTURE (herein called this "Indenture"), dated as of December 23, 2003, between TEXAS GENCO, LP, a Texas limited partnership (herein called the "Company"), having its principal office at 1111 Louisiana, Houston, Texas 77002, and JPMORGAN CHASE BANK, a New York state bank having an office at 600 Travis Street, Suite 1150, Houston, Texas 77002, as Trustee (hereinafter called the "Trustee").

                             RECITALS OF THE COMPANY

      The Company has duly authorized the execution and delivery of this Indenture, as originally executed and delivered, to provide for the issuance from time to time of its bonds, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as contemplated herein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities. All acts necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been performed. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article One of this Indenture.

                                GRANTING CLAUSES

      NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants therein and herein contained and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the following (subject, however, to the terms and conditions set forth in this Indenture):

                              GRANTING CLAUSE FIRST

      All right, title and interest of the Company, as of the date of the execution and delivery of this Indenture, as originally executed and delivered, in and to all property, real, personal and mixed (other than Excepted Property) including without limitation all right, title and interest of the Company in and to the following property so located (other than Excepted Property): (a) all real property owned in fee, easements and other interests in real property located in the State of Texas including, without limitation, the real property interests described in Exhibit A hereto, save and except the real property, easements and other interests described therein title to which has been conveyed by the Company to any third party prior to the date hereof, including, without limitation, the real property and other interests described in Exhibit B hereto;
(b) all licenses, permits to use the real property of others, franchises to use public roads, streets and other public properties, rights of way and other rights or interests relating to the occupancy or use of real property located in the State of Texas; (c) all facilities, machinery, equipment and fixtures located in the State of Texas for the generation, transmission and distribution of electric energy including, but not limited to, all plants, powerhouses, dams, diversion works, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities, switchyards, towers, substations, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators and all other property used or to be used for any or all of such purposes; (d) all buildings, offices, warehouses, structures or improvements located in the State of Texas in addition to those referred to or otherwise included in clauses (a) and (c) above; (e) all computers, data processing, data storage, data transmission and/or telecommunications facilities, equipment and apparatus necessary for the operation or maintenance of any facilities, machinery, equipment or fixtures described or referred to in clause (c) above; and (f) all of the foregoing property in the process of construction;

                             GRANTING CLAUSE SECOND

      Subject to the applicable exceptions permitted by Section 709(3), Section 1203 and Section 1205, all right, title and interest of the Company in all property, real, personal and mixed located in the State of Texas (other than Excepted Property) which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Indenture, as originally executed and delivered, shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Indenture, as originally executed and delivered;

                              GRANTING CLAUSE THIRD

      Any Excepted Property, which may, from time to time after the date of the execution and delivery of this Indenture, as originally executed and delivered, by delivery or by an instrument supplemental to this Indenture, be subjected to the Lien hereof by the Company, the Trustee being hereby authorized to receive the same at any time as additional security hereunder; it being understood that any such subjection to the Lien hereof of any Excepted Property as additional security may be made subject to such reservations, limitations or conditions respecting the use and disposition of such property or the proceeds thereof as shall be set forth in such instrument; and

                             GRANTING CLAUSE FOURTH

      All tenements, hereditaments, servitudes and appurtenances belonging or in any wise appertaining to the aforesaid property, with the reversions and remainders thereof;

                                EXCEPTED PROPERTY

      Expressly excepting and excluding, however, from the Lien of this Indenture all right, title and interest of the Company in and to the following property, whether now owned or hereafter acquired (herein sometimes called "Excepted Property"):


      (1) all cash on hand or in banks or other financial institutions, deposit accounts, shares of stock, interests in general or limited partnerships, bonds, membership interests in limited liability companies, notes, other evidences of ownership, equity, indebtedness and other securities, of whatsoever kind and nature, not hereafter paid or delivered to, deposited with or held by the Trustee hereunder or required so to be;

      (2) all contracts, leases, operating agreements and other agreements of whatsoever kind and nature; all contract rights, bills, notes and other instruments and chattel paper (except to the extent that any of the same constitute securities, in which case they are separately excepted from the Lien of this Indenture under clause (1) above); all revenues, income and earnings, all accounts, accounts receivable and unbilled revenues, and all rents, tolls, issues, product and profits, claims, credits, demands and judgments; all governmental and other licenses, permits, franchises, consents and allowances (except to the extent that any of the same are specifically described in clause
(b) of Granting Clause First of this Indenture, in which case they are included within the Lien of this Indenture); and all patents, patent licenses and other patent rights, patent applications, trade names, trademarks, copyrights, domain names, claims, credits, choses in action and other intangible property and general intangibles including, but not limited to, computer software;

      (3) all automobiles, buses, trucks, truck cranes, tractors, trailers and similar vehicles and movable equipment; all rolling stock, rail cars and other railroad equipment; all vessels, boats, barges and other marine equipment; all airplanes, helicopters, aircraft engines and other flight equipment; all parts, accessories and supplies used in connection with any of the foregoing; and all personal property of such character that the perfection of a security interest therein or other Lien thereon is not governed by the Uniform Commercial Code as in effect in the jurisdiction in which such property is located;

      (4) all goods, stock in trade, wares, merchandise and inventory held for the purpose of sale or lease in the ordinary course of business; all materials, supplies, inventory and other items of personal property which are consumable (otherwise than by ordinary wear and tear) in their use in the operation or ownership of the Mortgaged Property; all fuel, whether or not any such fuel is in a form consumable in the operation or ownership of the Mortgaged Property, including separate components of any fuel in the forms in which such components exist at any time before, during or after the period of the use thereof as fuel; all hand and other portable tools and equipment; all furniture and furnishings; and computers and data processing, data storage, data transmission, telecommunications and other facilities, equipment and apparatus, which, in any case, are used primarily for administrative or clerical purposes or are otherwise not necessary for the operation or maintenance of the facilities, machinery, equipment or fixtures described or referred to in clause (c) or (d) of Granting Clause First of this Indenture;

      (5) all coal, lignite, ore, sand, gravel, gas, oil and other minerals and all timber, and all rights and interests in any of the foregoing, whether or not such minerals or timber shall have been mined or extracted or otherwise separated from the land; and all electric energy, gas (natural or artificial), steam, water and other products generated, produced, manufactured, purchased or otherwise acquired by the Company;

      (6) all real property, leaseholds, gas rights, wells, gas works, stations and substations, transmission pipelines, storage facilities, holders, tanks, retorts, purifiers, odorizers, scrubbers, compressors, valves, regulators, pumps, mains, pipes, service pipes, conduits, ducts, fittings and connections, services, meters, gathering, tap or other pipe lines, facilities, equipment, apparatus or any other property used or to be used for the production, gathering, transmission, storage or distribution of natural gas, crude oil or other hydro-carbons or minerals;

      (7) all property which is the subject of a lease agreement designating the Company as lessee and all right, title and interest of the Company in and to such property and in, to and under such lease agreement, whether or not such lease agreement is intended as security;

      (8) all facilities, machinery, equipment and fixtures for the appropriation, storage, transmission and distribution of water including, but not limited to, water works, reservoirs, diversion works, stations and substations, transmission pipelines, canals, raceways, flumes, waterways, aqueducts, storage facilities, tanks, purifiers, valves, regulators, pumps, mains, pipes, service pipes, conduits, fittings and connections, services, meters and any and all other property used or to be used for any or all of such purposes; and

      (9) all right, title and interest of the Company in personal or mixed property related to real property located outside of the State of Texas;

provided, however, that subject to the provisions of Section 1203, (x) if, at any time after the occurrence of an Event of Default, the Trustee, or any separate trustee or co-trustee appointed under Section 1014 or any receiver appointed pursuant to Section 908 or otherwise, shall have entered into possession of all or substantially all of the Mortgaged Property, all the Excepted Property described or referred to in the foregoing clauses (2), (3) and
(4), then owned or held or thereafter acquired by the Company, to the extent that the same is used in connection with, or otherwise relates or is attributable to, the Mortgaged Property, shall immediately, and, in the case of any Excepted Property described or referred to in clause (7), to the extent that the same is used in connection with, or otherwise relates or is attributable to, the Mortgaged Property, upon demand of the Trustee or such other trustee or receiver, become subject to the Lien of this Indenture to the extent not prohibited by law or by the terms of any other Lien or encumbrance on such Excepted Property, and the Trustee or such other trustee or receiver may, to the extent not prohibited by law or by the terms of any such other Lien (and subject to the rights of the holders of all such other Liens), at the same time likewise take possession thereof, and (y) whenever all Events of Default shall have been cured and the possession of all or substantially all of the Mortgaged Property shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the Lien hereof to the extent set forth above; it being understood that the Company may, however, pursuant to Granting Clause Third, subject to the Lien of this Indenture any Excepted Property, whereupon the same shall cease to be Excepted Property;

      TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

      SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of this Indenture, as originally executed and delivered, (b) as to property acquired by the Company after the date of the execution and delivery of this Indenture, as originally executed and delivered, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, Purchase Money Liens), (c) Permitted Liens and all other Liens permitted to exist under Section 606;

      IN TRUST, NEVERTHELESS, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

      PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Eight or Article Thirteen hereof, and if, thereafter, the principal of and premium, if any, and interest, if any, on the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 603 hereof, then and in that case this Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise this Indenture, and the estate and rights hereby granted, shall be and remain in full force and effect; and

      IT IS HEREBY COVENANTED AND AGREED by and between the Company and the Trustee that all the Securities are to be authenticated and delivered, and that the Mortgaged Property is to be held, subject to the further covenants, conditions and trusts hereinafter set forth, and the Company hereby covenants and agrees to and with the Trustee, for the equal and ratable benefit of all Holders, as follows:

                                  ARTICLE ONE.

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101. General Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article One have the meanings assigned to them in this Article One and include the plural as well as the singular;

            (2) all other terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all terms used herein without definition which are defined in the Uniform Commercial Code as in effect in any jurisdiction in which any portion of the Mortgaged Property is located shall have the meanings assigned to them therein with respect to such portion of the Mortgaged Property;

            (4) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the date of the execution and delivery of this Indenture, as originally executed and delivered;

            (5) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture;

            (6) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

            (7) words importing either gender include the other gender;

            (8) references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to;

            (9) references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form;

            (10) the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; and

            (11) unless otherwise provided, references to agreements and other instruments shall be deemed to include all amendments and other modifications to such agreements and instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Indenture.

      "Accountant" means a Person engaged in the accounting profession or otherwise qualified to pass on accounting matters (including, but not limited to, a Person certified or licensed as a public accountant, whether or not then engaged in the public accounting profession), which Person, unless required to be Independent, may be an employee or Affiliate of the Company.

      "Act", when used with respect to any Holder, has the meaning specified in
Section 107.

      "Adjusted Net Earnings" means the amount calculated in accordance with
Section 104(1); provided, however, that if any of the property of the Company owned by it at the time of the making of any Net Earnings Certificate (a) shall have been acquired during or after any period for which Adjusted Net Earnings of the Company are to be computed, (b) shall not have been acquired in exchange or substitution for property the net earnings of which have been included in the Adjusted Net Earnings of the Company, and (c) had been operated as a separate unit and items of revenue and expense attributable thereto are readily ascertainable, then the net earnings of such property (computed in the manner provided for the computation of the Adjusted Net Earnings of the Company) during such period or such part of such period as shall have preceded the acquisition thereof, to the extent that the same have not otherwise been included in the Adjusted Net Earnings of the Company, shall be so included.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified

Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Annual Interest Requirements" means the amount calculated in accordance with Section 104(2).

      "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 1015 to act on behalf of the Trustee to authenticate Securities of one or more series.

      "Authorized Officer" means the President, any Vice President or the Treasurer of the General Partner, or any other duly authorized officer, agent or attorney-in-fact of the General Partner named in an Officer's Certificate signed by any of such officers.

      "Authorized Publication" means a newspaper or financial journal of general circulation, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays; or, in the alternative, shall mean such form of communication as may have come into general use for the dissemination of information of import similar to that of the information specified to be published by the provisions hereof. In the event that successive weekly publications in an Authorized Publication are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or in different Authorized Publications. In case, by reason of the suspension of publication of any Authorized Publication, or by reason of any other cause, it shall be impractical without unreasonable expense to make publication of any notice in an Authorized Publication as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall be deemed the equivalent of the required publication of such notice in an Authorized Publication.

      "Authorized Purposes" means the authentication and delivery of Securities, the release of property and/or the withdrawal of cash under any of the provisions of this Indenture.

      "Business Day", when used with respect to any Place of Payment or any other particular location specified in the Securities or this Indenture, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

      "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture, as originally executed and delivered, such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a Successor Corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such Successor Corporation.

      "Company Request" or "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chief Executive Officer, the Chief Financial Officer, the President or a Vice President of the General Partner, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the General Partner, and delivered to the Trustee.

      "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution and delivery of this Indenture, as originally executed and delivered, is as follows: at 600 Travis Street, Suite 1150, Houston, Texas 77002.

      "Corporation" means a corporation, limited liability company, company, association, joint-stock company or business trust.

      "Cost" has the meaning specified in Section 103.

      "Defaulted Interest" has the meaning specified in Section 307.

      "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

      "Eligible Obligations" means:

      (1) with respect to Securities denominated in Dollars, Government Obligations; or

      (2) with respect to Securities denominated in a currency other than Dollars or in a composite currency, such other obligations or instruments as shall be specified with respect to such Securities as contemplated by Section 301.

      "Event of Default" has the meaning specified in Section 901.

      "Excepted Property" has the meaning specified in the Granting Clauses of this Indenture.

      "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

      "Exchange Rate" has the meaning specified in Section 901.

      "Expert" means a Person which is an engineer, appraiser or other expert and which, with respect to any certificate to be signed by such Person and delivered to the Trustee, is qualified to pass upon the matters set forth in such certificate. For purposes of this definition, (a) "engineer" means a Person engaged in the engineering profession or otherwise qualified to pass upon engineering matters (including, but not limited to, a Person licensed as a professional engineer) and (b) "appraiser" means a Person engaged in the business of appraising property or otherwise qualified to pass upon the Fair Value or fair market value of property.

      "Expert's Certificate" means a certificate signed by an Authorized Officer and by an Expert (which Expert (a) shall be selected by an Authorized Officer, the execution of such certificate by such Authorized Officer to be conclusive evidence of such selection, and (b) except as otherwise required in Sections 402, 607 and 709, may be an employee or Affiliate of the Company duly authorized by an Authorized Officer) and delivered to the Trustee. The amount stated in any Expert's Certificate as to the Cost or Fair Value of property shall be conclusive and binding upon the Company, the Trustee and the Holders.

      "Expiration Date" has the meaning specified in Section 107.

      "Fair Value", with respect to property, means the fair value of such property as may reasonably be determined by reference to (a) the amount which would be likely to be obtained in an arm's-length transaction with respect to such property between an informed and willing buyer and an informed and willing seller, under no compulsion, respectively, to buy or sell, (b) the amount of investment with respect to such property which, together with a reasonable return thereon, would be likely to be recovered through ordinary business operations or otherwise, (c) the Cost, accumulated depreciation and replacement cost with respect to such property and/or (d) any other relevant factors; provided, however, that (x) the Fair Value of property shall be determined without deduction for any Liens on such property prior to the Lien of this Indenture (except as otherwise provided in Section 703) and (y) the Fair Value to the Company of Property Additions shall not reflect any reduction relating to the fact that such Property Additions may be of less value to a Person which is not the owner or operator of the Mortgaged Property or any portion thereof than to a Person which is such owner or operator. Fair Value may be determined, in the discretion of the Expert certifying the same, without physical inspection, by the use of accounting and/or engineering records and/or other data maintained by the Company or otherwise available to such Expert.

      "Funded Cash" has the meaning specified in Section 102.

      "Funded Property" has the meaning specified in Section 102.

      "General Partner" means Texas Genco GP, LLC, the general partner of the Company.

      "General Partner Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the General Partner to have been duly adopted by the managers of the General Partner and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Governmental Authority" means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any thereof, or any department, agency, authority or other instrumentality of any of the foregoing.

      "Government Obligations" means:

      (1) any security which is (A) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (B) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (A) or (B), is not callable or redeemable at the option of the issuer thereof; and

      (2) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (1) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company (which may include the Trustee or any Paying Agent) subject to Federal or State supervision or examination with a combined capital and surplus of at least Fifty Million Dollars ($50,000,000); and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

      "Holder" means a Person in whose name a Security is registered in the Security Register.

      "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

      "Independent", when applied to any Accountant or Expert, means such a Person who (a) is in fact independent, (b) does not have any direct material financial interest in the Company or in any other obligor upon the Securities or in any Affiliate of the Company or of such other obligor, (c) is not connected with the Company or such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or any person performing similar functions and (d) is approved by the Trustee in the exercise of reasonable care.

      "Independent Expert's Certificate" means a certificate signed by an Independent Expert and delivered to the Trustee.

      "Initial Expert's Certificate" means an Expert's certificate delivered upon the earliest of (a) the first authentication and delivery of Securities, subsequent to the initial authentication and delivery of the Securities of the Initial Series (excluding Securities of the Initial Series issued in connection with a transfer, exchange or replacement of any Predecessor Securities of such series), upon the basis of Property Additions pursuant to Section 402, (b) the first release of any part of the Mortgaged Property pursuant to Section 703 or 704 and (c) the first withdrawal of cash on the basis of Property Additions pursuant to Section 706.

      "Initial Series" means:

      (1) the series of Securities, initially authenticated and delivered in the aggregate principal amount of Seventy Five Million Dollars ($75,000,000) established in the First Supplemental Indenture, dated as of December 23, 2003, between the Company and the Trustee, the form and terms of which are established in the Officer's Certificate, dated December 23, 2003, pursuant to the First Supplemental Indenture; and

      (2) each additional series of Securities, provided that the aggregate principal amount of the Securities to be authenticated and delivered in respect of such series, when added to the aggregate principal amount of Securities Outstanding immediately prior to the issuance thereof (other than any Securities for the payment or redemption of which such Securities are to be issued and any Securities pledged as security for the payment obligations of the Company in respect of indebtedness for the satisfaction of which such Securities are to be issued), shall not exceed an amount equal to the sum of Two Hundred Fifty Million Dollars ($250,000,000) and the aggregate amount of all Transaction Costs relating to any such series.

      "Interest" when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

      "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

      "Investment Securities" means any of the following obligations or securities on which neither the Company, any other obligor on the Securities nor any Affiliate of either is the obligor: (a) Government Obligations; (b) interest bearing deposit accounts (which may be represented by certificates of deposit) in any national or state bank (which may include the Trustee or any Paying Agent) or savings and loan association which has outstanding securities rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (c) bankers' acceptances drawn on and accepted by any commercial bank (which may include the Trustee or any Paying Agent) which has outstanding securities rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (d) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, any State or Territory of the United States or the District of Columbia, or any political subdivision of any of the foregoing, which are rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (e) bonds or other obligations of any agency or instrumentality of the United States; (f) corporate debt securities which are rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (g) repurchase agreements with respect to any of the foregoing obligations or securities with any banking or financial institution (which may include the Trustee or any Paying Agent) which has outstanding securities rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long term securities; (h) securities issued by any regulated investment company (including any investment company for which the Trustee or any Paying Agent is the advisor), as defined in Section 851 of the Internal Revenue Code of 1986, as amended, or any successor Section of such Code or successor federal statute, provided that the portfolio of such investment company is limited to obligations or securities of the character and investment quality contemplated in clauses
(a) through (f) above and repurchase agreements which are fully collateralized by any of such obligations or securities; and (i) any other obligations or securities which may lawfully be purchased by the Trustee in its capacity as such.

      "Lien" means any mortgage, deed of trust, pledge, security interest, encumbrance, easement, lease, reservation, restriction, servitude, charge or similar right and any other lien of any kind, including, without limitation, the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement.

      "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "Maximum Interest Rate" has the meaning specified in Section 310.

      "Mortgaged Property" means, as of any particular time, all property which at such time is subject to the Lien of this Indenture.

      "Net Earnings Certificate" has the meaning specified in Section 104.

      "Notice of Default" has the meaning specified in Section 901.

      "Officer's Certificate" means a certificate signed by an Authorized Officer and delivered to the Trustee.

      "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or other counsel acceptable to the Trustee and who may be an employee or Affiliate of the Company.

      "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 902.

      "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

      (1) Securities theretofore canceled or delivered to the Securities Registrar or the Trustee for cancellation;

      (2) Securities deemed to have been paid for all purposes of this Indenture in accordance with Section 801 (whether or not the Company's indebtedness in respect thereof shall be satisfied and discharged for any other purpose); and

      (3) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether or not the Holders of the requisite principal amount of the Outstanding Securities under this Indenture, or the Outstanding Securities of any series or Tranche, have given, made or taken any request, demand, authorization, direction, notice, consent, election, waiver or other action hereunder or whether or not a quorum is present at a meeting of Holders, as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 902; (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by
Section 301; (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in clause (A) or (B) above, of the amount determined as provided in such clause); and (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, election, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

      "Paying Agent" means any Person, including the Company or any of its Affiliates, authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

      "Periodic Offering" means an offering of Securities of a series from time to time any or all of the specific terms of which Securities, including without limitation the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents from time to time subsequent to the initial request for the authentication and delivery of such Securities by the Trustee, all as contemplated in Section 301 and clause (2) of
Section 401.

      "Permitted Liens" means, as of any particular time, any of the following:

      (1) Liens for taxes, assessments and other governmental charges or requirements which are not delinquent or which are being contested in good faith by appropriate proceedings or which secure charges that do not exceed Five Million Dollars ($5,000,000);

      (2) mechanics', workmen's, repairmen's, materialmen's, warehousemen's and carriers' Liens, other Liens incident to construction, improvement, repair or maintenance of property, Liens or privileges of any officers or employees of the Company for compensation earned which is not delinquent, and other Liens, including without limitation Liens for worker's compensation awards, arising in the ordinary course of business for charges or requirements which are not delinquent or which are being contested in good faith and by appropriate proceedings;

      (3) Liens in respect of attachments, judgments or awards arising out of judicial or administrative proceedings (i) in an amount not exceeding the greater of (A) Thirty Million Dollars ($30,000,000) and (B) three percentum (3%) of the principal amount of the Securities Outstanding at the time such Lien arises or (ii) with respect to which the Company shall (X) in good faith be prosecuting an appeal or other proceeding for review and with respect to which the Company shall have secured a stay of execution pending such appeal or other proceeding or (Y) have the right to prosecute an appeal or other proceeding for review;

      (4) easements, leases, reservations or other rights of others in, on, over and/or across, and laws, regulations and restrictions affecting, and defects, irregularities, deficiencies, exceptions and limitations in title to, the Mortgaged Property or any part thereof; provided, however, that such easements, leases, reservations, rights, laws, regulations, restrictions, defects, irregularities, deficiencies, exceptions and limitations do not in the aggregate materially impair the use by the Company of the Mortgaged Property considered as a whole for the purposes for which it is held by the Company;

      (5) Liens, defects, irregularities, exceptions and limitations in title to property subject to rights-of-way in favor of the Company or otherwise or used or to be used by the Company primarily for right-of-way purposes or property held by the Company under lease, easement, license or similar right; provided, however, that (i) the Company shall have obtained from the apparent owner or owners of such property a sufficient right, by the terms of the instrument granting such right-of-way, lease, easement, license or similar right, to the use thereof for the purposes for which the Company acquired the same, (ii) the Company has power under eminent domain or similar statutes to remove such defects, irregularities, exceptions or limitations or (iii) such defects, irregularities, exceptions and limitations may be otherwise remedied without undue effort or expense; and defects, irregularities, exceptions and limitations in title to flood lands, flooding rights and/or water rights;

      (6) Liens securing indebtedness or other obligations neither created, assumed nor guaranteed by the Company, nor on account of which it customarily pays interest, upon real property or rights in or relating to real property of the Company existing at the date of execution and delivery of this Indenture, or, as to property thereafter acquired, at the time of the acquisition thereof by the Company;

      (7) leases existing at the date of the execution and delivery of this Indenture, as originally executed and delivered, affecting properties owned by the Company at such date and renewals and extensions thereof; and leases affecting such properties entered into after such date or affecting properties acquired by the Company after such date which, in either case, (i) have respective terms (or periods at the end of which the Company may terminate the lease) of not more than fifteen (15) years (including extensions or renewals at the option of the tenant) or (ii) do not in the aggregate materially impair the use by the Company of such properties considered as a whole for the purpose for which they are held by the Company;

      (8) Liens vested in lessors, licensors, franchisors, permitters or others for rent or other amounts to become due or for other obligations or acts to be performed, the payment of which rent or the performance of which other obligations or acts is required under leases, subleases, licenses, franchises or permits, so long as the payment of such rent or other amounts or the performance of such other obligations or acts is not delinquent or is being contested in good faith and by appropriate proceedings;

      (9) controls, restrictions, obligations, duties and/or other burdens imposed by federal, state, municipal or other law, or by rules, regulations or orders of Governmental Authorities, upon the Mortgaged Property or any part thereof or the operation or use thereof or upon the Company with respect to the Mortgaged Property or any part thereof or the operation or use thereof or with respect to any franchise, grant, license, permit or public purpose requirement, or any rights reserved to or otherwise vested in Governmental Authorities to impose any such controls, restrictions, obligations, duties and/or other burdens;

      (10) rights which Governmental Authorities may have by virtue of franchises, grants, licenses, permits or contracts, or by virtue of law, to purchase, recapture or designate a purchaser of or order the sale of the Mortgaged Property or any part thereof, to terminate franchises, grants, licenses, permits, contracts or other rights or to regulate the property and business of the Company; and any and all obligations of the Company correlative to any such rights;

      (11) Liens required by law or governmental regulations (i) as a condition to the transaction of any business or the exercise of any privilege or license,
(ii) to enable the Company to maintain self-insurance or to participate in any funds established to cover any insurance risks, (iii) in connection with workmen's compensation, unemployment insurance, social security, any pension or welfare benefit plan or (iv) to share in the privileges or benefits required for companies participating in one or more of the arrangements described in clauses
(ii) and (iii) above;

      (12) Liens on the Mortgaged Property or any part thereof which are granted by the Company to secure (or to obtain letters of credit that secure) the performance of duties or public or statutory, bid or performance obligations or to secure, or serve in lieu of, surety, stay or appeal bonds;

      (13) rights reserved to or vested in others to take or receive any part of any coal, ore, gas, oil and other minerals, any timber and/or any electric capacity or energy, gas, water, steam and any other products, developed, produced, manufactured, generated, purchased or otherwise acquired or used by the Company or by others on property of the Company;

      (14) (i) rights and interests of Persons other than the Company arising out of contracts, agreements and other instruments to which the Company is a party and which relate to the common ownership or joint use of property; and
(ii) all Liens on the interests of Persons other than the Company in property owned in common by such Persons and the Company if and to the extent that the enforcement of such Liens would not adversely affect the interests of the Company in such property in any material respect;

      (15) any restrictions on assignment and/or requirements of any assignee to qualify as a permitted assignee and/or public utility or public service corporation or company;

      (16) any Liens which have been bonded for the full amount in dispute or for the payment of which other adequate security arrangements have been made;

      (17) rights and interests granted pursuant to Section 702(4);

      (18) Liens granted on air or water pollution control, sewage or solid waste disposal, or other similar facilities of the Company in connection with the issuance of pollution control revenue bonds, in connection with financing the cost of, or the construction, acquisition, improvement, repair or maintenance of, such facilities;

      (19) the Trustee's Lien; and

      (20) Prepaid Liens.

      "Person" means any individual, Corporation, partnership, limited liability partnership, joint venture, trust, unincorporated organization or any Governmental Authority.

      "Place of Payment", when used with respect to the Securities of any series, or any Tranche thereof, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Prepaid Lien" means any Lien securing indebtedness for the payment, prepayment or redemption of which there shall have been irrevocably deposited in trust with the trustee or other holder of such Lien moneys and/or Investment Securities which (together with the interest reasonably expected to be earned from the investment and reinvestment in Investment Securities of the moneys and/or the principal of and interest on the Investment Securities so deposited) shall be sufficient for such purpose; provided, however, that if such indebtedness is to be redeemed or otherwise prepaid prior to the stated maturity thereof, any notice requisite to such redemption or prepayment shall have been given in accordance with the instrument creating such Lien or irrevocable instructions to give such notice shall have been given to such trustee or other holder.

      "Property Additions" has the meaning specified in Section 103.

      "Purchase Money Lien" means, with respect to any property (and any improvements or accessions thereto) being acquired or disposed of by the Company or being released from the Lien of this Indenture, a Lien on such property which:

      (1) is taken or retained by the transferor of such property to secure all or part of the purchase price thereof;

      (2) is granted to one or more Persons other than the transferor which, by making advances or incurring an obligation, give value to enable the grantor of such Lien to acquire rights in or the use of such property;

      (3) is granted to any other Person in connection with the release of such property from the Lien of this Indenture on the basis of the deposit with the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture of obligations secured by such Lien on such property (as well as any other property subject thereto);

      (4) is held by a trustee or agent for the benefit of one or more Persons described in clause (1), (2) and/or (3) above, provided that such Lien may be held, in addition, for the benefit of one or more other Persons which shall have theretofore given, or may thereafter give, value to or for the benefit or account of the grantor of such Lien for one or more other purposes; or

      (5) otherwise constitutes a purchase money mortgage or a purchase money security interest under applicable law; and, without limiting the generality of the foregoing, for purposes of this Indenture, the term Purchase Money Lien shall be deemed to include any Lien described above whether or not such Lien (x) shall permit the issuance or other incurrence of additional indebtedness secured by such Lien on such property, (y) shall permit the subjection to such Lien of additional property and the issuance or other incurrence of additional indebtedness on the basis thereof and/or (z) shall have been granted prior to the acquisition, disposition or release of such property, shall attach to or otherwise cover property other than the property being acquired, disposed of or released and/or shall secure obligations issued prior and/or subsequent to the issuance of the obligations delivered in connection with such acquisition, disposition or release.

      "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

      "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

      "Responsible Officer", when used with respect to the Trustee, means an officer in the Institutional Trust Services department of the Trustee having direct responsibility for administration of this Indenture.

      "Retired Securities" means any Securities authenticated and delivered under this Indenture which (a) no longer remain Outstanding by reason of the applicability of clause (1) or

(2) in the definition of "Outstanding" (other than any Predecessor Security of any Security), (b) have not been made the basis under any of the provisions of this Indenture of one or more Authorized Purposes and (c) have not been paid, redeemed, purchased or otherwise retired by the application thereto of Funded Cash; provided, however, that, after the delivery to the Trustee of the Initial Expert's Certificate, no Security shall be deemed to be a Retired Security unless the retirement thereof shall have occurred after such delivery of the Initial Expert's Certificate.

      "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

      "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

      "Stated Interest Rate" means a rate (whether fixed or variable) at which an obligation by its terms is stated to bear simple interest. Any calculation or other determination to be made under this Indenture by reference to the Stated Interest Rate on a Security shall be made (a) without regard to the effective interest cost to the Company of such Security and (b) without regard to the Stated Interest Rate on, or the effective cost to the Company of, any other obligation for which such Security is pledged or otherwise delivered as security.

      "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of or interest on such Security, or such installment of principal or interest, is due and payable.

      "Successor Corporation" has the meaning specified in Section 1201.

      "Tranche" means a group of Securities which (a) are of the same series and
(b) have identical terms except as to principal amount and/or date of issuance.

      "Transaction Costs" means all costs associated with any transaction involving the issuance and sale of Securities, including but not limited to the fees and disbursements of counsel, the compensation of underwriters, and accountants' or other professional fees.

      "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

      "Trustee's Lien" has the meaning specified in Section 1007.

      "United States" means the United States of America, its Territories, its possessions and other areas subject to its political jurisdiction.

SECTION 102. Funded Property; Funded Cash.

      "Funded Property" means:

      (1) all Property Additions to the extent that the same shall have been designated in an Initial Expert's Certificate to be deemed to be Funded Property;

      (2) all Property Additions to the extent that the same shall have been made the basis of the authentication and delivery of Securities under this Indenture pursuant to Section 402;

      (3) all Property Additions to the extent that the same shall have been made the basis of the release of property from the Lien of this Indenture pursuant to Section 703;

      (4) all Property Additions to the extent that the same shall have been substituted for Funded Property retired pursuant to Section 702;

      (5) all Property Additions to the extent that the same shall have been made the basis of the withdrawal of cash held by the Trustee pursuant to Section 404 or 706; and

      (6) all Property Additions to the extent that the same shall have been used as the basis of a credit against, or otherwise in satisfaction of, the requirements of any sinking, improvement, maintenance, replacement or similar fund or analogous provision established with respect to the Securities of any series, or any Tranche thereof, as contemplated by Section 301; provided, however, that any such Property Additions shall cease to be Funded Property when all of the Securities of such series or Tranche shall have been paid.

      In the event that in any certificate filed with the Trustee in connection with any of the transactions referred to in clauses (1), (2), (3), (5) and (6) of this Section, only a part of the Cost or Fair Value of the Property Additions described in such certificate shall be required for the purposes of such certificate, then such Property Additions shall be deemed to be Funded Property only to the extent so required for the purpose of such certificate.

      All Funded Property that shall be abandoned, destroyed, released or otherwise disposed of shall for the purpose of Section 103 hereof be deemed Funded Property retired and for other purposes of this Indenture shall thereupon cease to be Funded Property but as in this Indenture provided may at any time thereafter again become Funded Property. Neither any reduction in the cost or book value of property recorded in the plant account of the Company, nor the transfer of any amount appearing in such account to intangible and/or adjustment or expense accounts, otherwise than in connection with actual retirements of physical property abandoned, destroyed, released or disposed of, and otherwise than in connection with the removal of such property in its entirety from plant account, shall be deemed to constitute a retirement of Funded Property.

      The Company may make allocations, on a pro-rata or other reasonable basis (including, but not limited to, the designation of specific properties or the designation of all or a specified portion of the properties reflected in one or more generic accounts or subaccounts in the Company's books of account), for the purpose of determining the extent to which fungible properties, or other properties not otherwise identified, reflected in the same generic account or subaccount in the Company's books of account constitute Funded Property or Funded Property retired.

      "Funded Cash" means:

      (1) cash, held by the Trustee hereunder, to the extent that it represents the proceeds of insurance on Funded Property (except as otherwise provided in Section 607), or cash deposited in connection with the release of Funded Property pursuant to Article Seven, or the payment of the principal of, or the proceeds of the release of, obligations secured by Purchase Money Lien and delivered to the Trustee pursuant to Article Seven, all subject, however, to the provisions of Section 607 and Section 706; and

      (2) any cash deposited with the Trustee under Section 404.

SECTION 103. Property Additions; Cost.

            (1) "Property Additions" means, as of any particular time, any item, unit or element of property which at such time is owned by the Company and is subject to the Lien of this Indenture; provided, however, that Property Additions shall not include:

                  (A) goodwill, going concern value rights or intangible property except as provided in clause (3) of this Section; or

                  (B) any property the cost of acquisition or construction of which is, in accordance with generally accepted accounting principles, properly chargeable to an operating expense account of the Company.

            (2) When any Property Additions are certified to the Trustee as the basis of any Authorized Purpose (except as otherwise provided in Section 703 and Section 706):

                  (A) there shall be deducted from the Cost or Fair Value to the Company thereof, as the case may be (as of the date so certified), an amount equal to the Cost (or as to Property Additions of which the Fair Value to the Company at the time the same became Funded Property was certified to be an amount less than the Cost as determined pursuant to this Section, then such Fair Value, as so certified, in lieu of Cost) of all Funded Property of the Company retired to the date of such certification (other than the Funded Property, if any, in connection with the application for the release of which such certificate is filed) and not theretofore deducted from the Cost or Fair Value to the Company of Property Additions theretofore certified to the Trustee; and

                  (B) there may, at the option of the Company, be added to such Cost or Fair Value, as the case may be, the sum of:

                        (i) the principal amount of any obligations secured by Purchase Money Lien, not theretofore so added and which the Company then elects so to add, which shall theretofore have been delivered to the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture as the basis of the release of Funded Property retired from the Lien of this Indenture or such prior Lien, as the case may be;

                        (ii) ten-sevenths (10/7) of the amount of any cash, not theretofore so added and which the Company then elects so to add, which shall theretofore have been delivered to the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture as the proceeds of insurance on Funded Property retired (to the extent of the portion thereof deemed to be Funded Cash) or as the basis of the release of Funded Property retired from the Lien of this Indenture or from such prior Lien, as the case may be;

                        (iii) ten-sevenths (10/7) of the principal amount of any Security or Securities, or portion of such principal amount, not theretofore so added and which the Company then elects so to add, (I) which shall theretofore have been delivered to the Trustee as the basis of the release of Funded Property retired or (II) the right to the authentication and delivery of which under the provisions of Section 403 shall at any time theretofore have been waived under Section 703(4)(C) as the basis of the release of Funded Property retired;

                        (iv) the Cost or Fair Value to the Company (whichever shall be less), after making any deductions and any additions pursuant to this Section, of any Property Additions, not theretofore so added and which the Company then elects so to add, which shall theretofore have been made the basis of the release of Funded Property retired (such Fair Value to be the amount shown in the Expert's Certificate delivered to the Trustee in connection with such release); and

                        (v) the Cost to the Company of any Property Additions not theretofore so added and which the Company then elects so to add, to the extent that the same shall have been substituted for Funded Property retired;

provided, however, that the aggregate of the amounts added under clause (B) above shall in no event exceed the amounts deducted under clause (A) above.

            (3) Except as otherwise provided in Section 703, the term "Cost" with respect to Property Additions shall mean the sum of (i) any cash delivered in payment therefor or for the acquisition thereof, (ii) an amount equivalent to the fair market value in cash (as of the date of delivery) of any securities or other property delivered in payment therefor or for the acquisition thereof,
(iii) the principal amount of any obligations secured by prior Lien upon such Property Additions outstanding at the time of the acquisition thereof, (iv) the principal amount of any other obligations incurred or assumed in connection with the payment for such Property Additions or for the acquisition thereof and (v) any other amounts which, in accordance with generally accepted accounting principles, are properly charged or chargeable to the plant or other property accounts of the Company with respect to such Property Additions as part of the cost of construction or acquisition thereof, including, but not limited to any allowance for funds used during construction or any similar or analogous amount; provided, however, that, notwithstanding any other provision of this Indenture,

                  (A) with respect to Property Additions owned by a Successor Corporation immediately prior to the time it shall have become such by consolidation or merger or acquired by a Successor Corporation in or as a result of a consolidation or merger (excluding, in any case, Property Additions owned by the Company immediately prior to such time), Cost shall mean the amount or amounts at which such Property Additions are recorded in the plant or other property accounts of such Successor Corporation, or the predecessor corporation from which such Property Additions are acquired, as the case may be, immediately prior to such consolidation or merger;

                  (B) with respect to Property Additions which shall have been acquired (otherwise than by construction) by the Company without any consideration consisting of cash, securities or other property or the incurring or assumption of indebtedness or other obligation, no determination of Cost shall be required, and, wherever in this Indenture provision is made for Cost or Fair Value, Cost with respect to such Property Additions shall mean an amount equal to the Fair Value to the Company thereof or, if greater, the aggregate amount reflected in the Company's books of account with respect thereto upon the acquisition thereof; and

                  (C) in no event shall the Cost of Property Additions be required to reflect any depreciation or amortization in respect of such Property Additions, or any adjustment to the amount or amounts at which such Property Additions are recorded in plant or other property accounts due to the non-recoverability of investment or otherwise.

      If any Property Additions are shown by the Expert's Certificate provided for in Section 402 (2)(B) to include property which has been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company, the Cost thereof need not be reduced by any amount in respect of any goodwill, going concern value rights and/or intangible property simultaneously acquired and in such case the term Property Additions as defined herein may include such goodwill, going concern value rights and intangible property.

SECTION 104. Net Earnings Certificate; Adjusted Net Earnings; Annual Interest
             Requirements.

      A "Net Earnings Certificate" means a certificate signed by an Authorized Officer and an accountant (who may be employed by or Affiliated with the Company), stating:

            (1) the "Adjusted Net Earnings" of the Company for a period of twelve (12) consecutive calendar months within the eighteen (18) calendar months immediately preceding the first day of the month in which the Company Order requesting the authentication and delivery under this Indenture of Securities is delivered to the Trustee, specifying:

                  (A) its operating revenues (which may include revenues of the Company subject when collected or accrued to possible refund at a future date);

                  (B) its operating expenses, excluding (i) expenses for taxes on income or profits and other taxes measured by, or dependent on, net income,
(ii) provisions for reserves for renewals, replacements, depreciation, depletion or retirement of property (or any expenditures therefor), or provisions for amortization of property, (iii) expenses or provisions for interest on any indebtedness of the Company, for the amortization of debt discount, premium, expense or loss on reacquired debt, for any maintenance and replacement, improvement or sinking fund or other device for the retirement of any indebtedness, or for other amortization, (iv) expenses or provisions for any non-recurring charge to income or to retained earnings of whatever kind or nature (including without limitation the recognition of expense or impairment due to the non-recoverability of assets or expense), whether or not recorded as a non-recurring charge in the Company's books of account, and (v) provisions for any refund of revenues previously collected or accrued by the Company subject to possible refund;

                  (C) the amount remaining after deducting the amount required to be stated in such certificate by clause (B) above from the amount required to be stated therein by clause (A) above;

                  (D) its other income, net of related expenses (excluding expenses or provisions for any non-recurring charge to the income or retained earnings of the entity which is the source of such other income of whatever kind or nature (including without limitation the recognition of expense or impairment due to the non-recoverability of assets or expense), whether or not recorded and a non-recurring charge in such entity's books of account), which other income may include any portion of the allowance for funds used during construction and other deferred costs (or any analogous amounts) which is not included in "other income" (or any analogous item) in the Company's books of account; and

                  (E) the Adjusted Net Earnings of the Company for such period of twelve (12) consecutive calendar months (being the sum of the amounts required to be stated in such certificate by clauses (C) and (D) above); and

            (2) the "Annual Interest Requirements," being the interest requirements for one year, at the respective Stated Interest Rates, if any, borne prior to Maturity, upon:

                  (A) all Securities Outstanding hereunder at the date of such certificate, except any for the payment or redemption of which the Securities applied for are to be issued; provided, however, that, if Outstanding Securities of any series bear interest at a variable rate or rates, then the interest requirement on the Securities of such series shall be determined by reference to the rate or rates in effect on the day immediately preceding the date of such certificate;

                  (B) all Securities then applied for in pending applications for the original issuance of Securities, including the application in connection with which such certificate is made; provided, however, that if Securities of any series are to bear interest at a variable rate or rates, then the interest requirement on the Securities of such series shall be determined by reference to the rate or rates to be in effect at the time of the initial authentication and delivery of such Securities; and provided, further, that the determination of the interest requirement on Securities of a series subject to a Periodic Offering shall be further subject to the provisions of clause (6) of Section 401; and

                  (C) the principal amount of all other indebtedness (except (i) indebtedness of the Company the repayment of which supports or is supported by other indebtedness included in Annual Interest Requirements pursuant to one of the other clauses of this definition, (ii) indebtedness for the payment of which the Securities applied for are to be issued, and (iii) indebtedness secured by a Prepaid Lien prior to the Lien of this Indenture upon property subject to the Lien of this Indenture) outstanding on the date of such certificate and secured by a Lien on a parity with or prior to the Lien of this Indenture upon property subject to the Lien of this Indenture, if such indebtedness has been issued, assumed or guaranteed by the Company or if the Company customarily pays the interest upon the principal thereof or collections from the Company's customers are applied to, or pledged as security for the payment of such interest; provided, however, that if any such indebtedness bears interest at a variable rate or rates, then the interest requirement on such indebtedness shall be determined by reference to the rate or rates in effect on the day immediately preceding the date of such certificate; and provided, further, that any amounts collected by others to be applied to debt service on indebtedness of the Company, and not otherwise treated on the Company's books as revenue, shall be added to the Company's operating revenues when determining Adjusted Net Earnings.

      In any case where a Net Earnings Certificate is required as a condition precedent to the authentication and delivery of Securities, such certificate shall be accompanied by a certificate signed by an Independent Accountant if the aggregate principal amount of Securities then applied for plus the aggregate principal amount of Securities authenticated and delivered hereunder since the commencement of the then current calendar year (other than those with respect to which a Net Earnings Certificate is not required, or with respect to which a Net Earnings Certificate accompanied by a certificate signed by an Independent Accountant has previously been furnished to the Trustee) is ten percent (10%) or more of the principal amount of the Securities at the time Outstanding, which certificate shall provide that such Independent Accountant has reviewed the Net Earnings Certificate and that such Independent Accountant has no knowledge that any statements in such Net Earnings Certificate are not true.

SECTION 105. Compliance Certificates and Opinions.

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

SECTION 106. Content and Form of Documents Delivered to Trustee.

            (1) Any Officer's Certificate may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and, insofar as it relates to or is dependent upon matters which are subject to verification by Accountants, upon a certificate or opinion of, or representations by, an Accountant, and, insofar as it relates to or is dependent upon matters which are required in this Indenture to be covered by a certificate or opinion of, or representations by, an Expert, upon the certificate or opinion of, or representations by, an Expert, unless, in any case, such officer has actual knowledge that the certificate or opinion or representations with respect to the matters upon which such Officer's Certificate may be based as aforesaid are erroneous.

      Any Expert's Certificate may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company and which are not subject to verification by Experts, upon a certificate or opinion of, or representations by, an officer or officers of the Company, unless such Expert has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion may be based as aforesaid are erroneous.

      Any certificate of an Accountant may be based (without further examination or investigation), insofar as it relates to or is dependent upon legal matters, upon an opinion of, or representations by, counsel, and insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company and which are not subject to verification by Accountants, upon a certificate of, or representations by, an officer or officers of the Company, unless such Accountant has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion may be based as aforesaid are erroneous.

      Any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon factual matters, information with respect to which is in the possession of the Company, upon a certificate of, or representations by, an officer or officers of the Company, and, insofar as it relates to or is dependent upon matters which are subject to verification by Accountants upon a certificate or opinion of, or representations by, an Accountant, and, insofar as it relates to or is dependent upon matters required in this Indenture to be covered by a certificate or opinion of, or representations by, an Expert, upon the certificate or opinion of, or representations by, an Expert, unless such counsel has actual knowledge that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous. In addition, any Opinion of Counsel may be based (without further examination or investigation), insofar as it relates to or is dependent upon matters covered in an Opinion of Counsel rendered by other counsel, upon such other Opinion of Counsel, unless such counsel has actual knowledge that the Opinion of Counsel rendered by such other counsel with respect to the matters upon which his Opinion of Counsel may be based as aforesaid are erroneous. Further, any Opinion of Counsel with respect to the status of title to or the sufficiency of descriptions of property, and/or the existence of Liens thereon, and/or the recording or filing of documents, and/or any similar matters, may be based (without further examination or investigation) upon (i) title insurance policies or commitments and reports, lien search certificates and other similar documents or (ii) certificates of, or representations by, officers, employees, agents and/or other representatives of the Company or (iii) any combination of the documents referred to in (i) and (ii), unless, in any case, such counsel has actual knowledge that the document or documents with respect to the matters upon which his opinion may be based as aforesaid are erroneous. If, in order to render any Opinion of Counsel provided for herein, the signer thereof shall deem it necessary that additional facts or matters be stated in any Officer's Certificate, certificate of an Accountant or Expert's Certificate provided for herein, then such certificate may state all such additional facts or matters as the signer of such Opinion of Counsel may request.

            (2) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            (3) Whenever, subsequent to the receipt by the Trustee of any General Partner Resolution, Officer's Certificate, Expert's Certificate, Net Earnings Certificate, Opinion of Counsel or other document or instrument, a material clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument shall be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefit of the Lien of this Indenture equally and ratably with all other Outstanding Securities, except as aforesaid.

SECTION 107. Acts of Holders; Record Dates.

      Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 1001) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 107. The record of any meeting of Holders shall be proved in the manner provided in Section 1406.

      The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee and the Company deem sufficient.

      The ownership of Securities shall be proved by the Security Register.

      Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

      The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, election, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 109.

      The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 902, (iii) any request to institute proceedings referred to in Section 911 or (iv) any direction referred to in
Section 916, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 109.

      With respect to any record date set pursuant to this Section 107, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 109, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section 107, the party hereto which set such record date shall be deemed to have initially designated the one hundred eightieth (180th) day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the one hundred eightieth (180th) day after the applicable record date.

      Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 108. Notices, Etc., to Trustee and Company.

      Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Institutional Trust Services, or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of the Treasurer of the Company at the address of the Company's principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 109. Notice to Holders; Waiver.

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 110. Conflict with Trust Indenture Act.

      If any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 111. Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 112. Successors and Assigns.

      All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 113. Separability Clause.

      In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 114. Benefits of Indenture.

      Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 115. Governing Law.

      This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York (including without limitation
Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall mandatorily govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of this Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property.

SECTION 116. Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section 116)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no additional interest shall accrue as the result of such delayed payment.

SECTION 117. Investment of Cash Held by Trustee.

      Any cash held by the Trustee or any Paying Agent under any provision of this Indenture shall, except as otherwise provided in Section 706 or in Article Eight, at the request of the Company evidenced by Company Order, be invested or reinvested in Investment Securities designated by the Company (such Company Order to contain a representation to the effect that the securities designated therein constitute Investment Securities), and any interest on such

Investment Securities shall be promptly paid over to the Company as received free and clear of any Lien. Such Investment Securities shall be held subject to the same provisions hereof as the cash used to purchase the same, but upon a like request of the Company shall be sold, in whole or in designated part, and the proceeds of such sale shall be held subject to the same provisions hereof as the cash used to purchase the Investment Securities so sold. If such sale shall produce a net sum less than the cost of the Investment Securities so sold, the Company shall pay to the Trustee or any such Paying Agent, as the case may be, such amount in cash as, together with the net proceeds from such sale, shall equal the cost of the Investment Securities so sold, and if such sale shall produce a net sum greater than the cost of the Investment Securities so sold, the Trustee or any such Paying Agent, as the case may be, shall promptly pay over to the Company an amount in cash equal to such excess, free and clear of any Lien. In no event shall the Trustee be liable for any loss incurred in connection with the sale of any Investment Security pursuant to this Section.

      Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, interest on Investment Securities and any gain upon the sale thereof shall be held as part of the Mortgaged Property until such Event of Default shall have been cured or waived, whereupon such interest and gain shall be promptly paid over to the Company free and clear of any Lien.

                                  ARTICLE TWO.

                                 SECURITY FORMS

SECTION 201. Forms Generally.

      The definitive Securities of each series shall be in substantially the form or forms established in the indenture supplemental hereto establishing such series, or in a General Partner Resolution establishing such series, or in an Officer's Certificate pursuant to such a supplemental indenture or General Partner Resolution, in any case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or automated quotation system on which the Securities of such series may be listed or traded or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a General Partner Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the General Partner and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by
Section 401 for the authentication and delivery of such Securities.

      The Securities of each series shall be issuable in registered form without coupons. The definitive Securities of each series shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange or automated quotation system on which the Securities of such series may be listed or traded, on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange or automated quotation system on which the Securities of such series may be listed or traded, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. Form of Trustee's Certificate of Authentication.

      The Trustee's certificates of authentication shall be in substantially the following form:

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Date of Authentication: ____________                  __________________________
                                                                      As Trustee


                                                    By: ________________________
                                                            Authorized Signatory

                                 ARTICLE THREE.

                                 THE SECURITIES

SECTION 301. Amount Unlimited; Issuable in Series.

      Subject to the provisions of Article Four, the aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

      The Securities may be issued in one or more series each of which may be issued in Tranches. Subject to the penultimate paragraph of this Section, prior to the authentication and delivery of Securities of any series there shall be established by specification in a supplemental indenture or in a General Partner Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or a General Partner Resolution:

            (1) the title of the Securities of such series (which shall distinguish the Securities of such series from Securities of all other series);

            (2) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 507 or 1306 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

            (3) the Persons (without specific identification) to whom interest on Securities of such series, or any Tranche thereof, shall be payable on any Interest Payment Date, if other than the Persons in whose names such Securities (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest;

            (4) the date or dates on which the principal of the Securities of such series, or any Tranche thereof, is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension);

            (5) the rate or rates at which the Securities of such series, or any Tranche thereof, shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined, by reference to an index or other fact or event ascertainable outside of this Indenture or otherwise; the date or dates from which such interest shall accrue; the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on such Securities on any Interest Payment Date; and the basis of computation of interest, if other than as provided in Section 310;

            (6) the place or places at which and/or the methods (if other than as provided elsewhere in this Indenture) by which (i) the principal of and premium, if any, and interest, if any, on Securities of such series, or any Tranche thereof, shall be payable, (ii) registration of transfer of Securities of such series, or any Tranche thereof, may be effected, (iii) exchanges of Securities of such series, or any Tranche thereof, may be effected and (iv) notices and demands to or upon the Company in respect of the Securities of such series, or any Tranche thereof, and this Indenture may be served; the Security Registrar and any Paying Agent or Agents for such series or Tranche; and, if such is the case, that the principal of such Securities shall be payable without the presentment or surrender thereof;

            (7) the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which the Securities of such series, or any Tranche thereof, may be redeemed, in whole or in part, at the option of the Company;

            (8) the obligation or obligations, if any, of the Company to redeem or purchase the Securities of such series, or any Tranche thereof, pursuant to any sinking fund or other mandatory redemption provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and applicable exceptions to the requirements of Section 504 in the case of mandatory redemption or redemption at the option of the Holder;

            (9) the denominations in which Securities of such series, or any Tranche thereof, shall be issuable if other than denominations of One Thousand Dollars ($1,000) and any integral multiple thereof;

            (10) the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series, or any Tranche thereof, shall be payable (if other than in Dollars); it being understood that, for purposes of calculations under this Indenture (including calculations of principal amount under Article Four), any amounts denominated in a currency other than Dollars or in a composite currency shall be converted to Dollar equivalents by calculating the amount of Dollars which could have been purchased by the amount of such other currency based on such quotations or methods of determination as shall be specified pursuant to this clause (10);

            (11) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the coin or currency in which payment of any amount as to which such election is made will be payable, the period or periods within which, and the terms and conditions upon which, such election may be made; it being understood that, for purposes of calculations under this Indenture (including calculations of principal amount under Article Four), any such election shall be required to be taken into account, in the manner contemplated in clause (10) of this paragraph, only after such election shall have been made;

            (12) if the principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made; it being understood that all calculations under this Indenture (including calculations of principal amount under Article Four) shall be made on the basis of the fair market value of such securities or the Fair Value of such other property, in either case determined as of the most recent practicable date, except that, in the case of any amount of principal or interest that may be so payable at the election of the Company or a Holder, if such election shall not yet have been made, such calculations shall be made on the basis of the amount of principal or interest, as the case may be, that would be payable if no such election were made;

            (13) if the amount payable in respect of principal of or premium, if any, or interest, if any, on the Securities of such series, or any Tranche thereof, may be determined with reference to an index or other fact or event ascertainable outside of this Indenture, the manner in which such amounts shall be determined (to the extent not established pursuant to clause (5) of this paragraph); it being understood that all calculations under this Indenture (including calculations of principal amount under Article Four) shall be made on the basis of the amount that would be payable as principal if such principal were due, or on the basis of the interest rates in effect, as the case may be, on the date next preceding the date of such calculation;

            (14) if other than the principal amount thereof, the portion of the principal amount of Securities of such series, or any Tranche thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 902;

            (15) the terms, if any, pursuant to which the Securities of such series, or any Tranche thereof, may be converted into or exchanged for membership interests or shares of capital stock or other securities of the Company or any other Person;

            (16) the obligations or instruments, if any, which shall be considered to be Eligible Obligations in respect of the Securities of such series, or any Tranche thereof, denominated in a currency other than Dollars or in a composite currency, and any additional or alternative provisions for the reinstatement of the Company's indebtedness in respect of such Securities after the satisfaction and discharge thereof as provided in Section 801;

            (17) if the Securities of such series, or any Tranche thereof, are to be issued in global form, (i) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of temporary form and (iii) any and all other matters incidental to such Securities;

            (18) if the Securities of such series, or any Tranche thereof, are to be issuable as bearer securities, any and all matters incidental thereto which are not specifically addressed in a supplemental indenture as contemplated by clause (4) of Section 1301;

            (19) to the extent not established pursuant to clause (17) of this paragraph, any limitations on the rights of the Holders of the Securities of such series, or any Tranche thereof, to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series, or any Tranche thereof, the amount or terms thereof;

            (20) any exceptions to Section 116, or variation in the definition of Business Day, with respect to the Securities of such series, or any Tranche thereof;

            (21) the terms of any sinking, improvement, maintenance, replacement or analogous fund for any series; and

            (22) any other terms of the Securities of such series, or any Tranche thereof.

      With respect to Securities of a series subject to a Periodic Offering, the indenture supplemental hereto or the General Partner Resolution which establishes such series, or the Officer's Certificate pursuant to such supplemental indenture or General Partner Resolution, as the case may be, may provide general terms or parameters for Securities of such series and provide either that the specific terms of Securities of such series, or any Tranche thereof, shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with procedures specified in a Company Order as contemplated by clause (2) of Section 401.

Anything herein to the contrary notwithstanding, the Trustee shall be under no obligation to authenticate and deliver Securities of any series the terms of which, established as contemplated by this Section, would affect the rights, duties, obligations, liabilities or immunities of the Trustee under this Indenture or otherwise.

SECTION 302. Denominations.

      Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, the Securities of each series shall be issuable in denominations of One Thousand Dollars ($1,000) and any integral multiple thereof.

SECTION 303. Execution, Authentication, Delivery and Dating.

      The Securities shall be executed on behalf of the Company by an Authorized Officer, under seal reproduced or impressed thereon and attested by the Secretary or one of the Assistant Secretaries of the General Partner. The signature of any of these officers on the Securities may be manual or facsimile.

      Securities bearing the manual or facsimile signatures of individuals who were at time of execution the proper officers of the General Partner shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

      Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, each Security shall be dated the date of its authentication.

      Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, or any Tranche thereof, no Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if (a) any Security shall have been authenticated and delivered hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, (b) the Company shall deliver such Security to the Security Registrar for cancellation or shall cancel such Security and deliver evidence of such cancellation to the Trustee, in each case as provided in Section 309, and (c) the Company, at its election, shall deliver to the Trustee a written statement (which need not comply with Section 105 and need not be accompanied by an Officer's Certificate or an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, then, for all purposes of this Indenture, such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits hereof.

SECTION 304. Temporary Securities.

      Pending the preparation of definitive Securities of any series, or any Tranche thereof, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities of such series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

      Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, after the preparation of definitive Securities of such series or Tranche, the temporary Securities of such series or Tranche shall be exchangeable, without charge to the Holder thereof, for definitive Securities of such series or Tranche upon surrender of such temporary Securities at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such Securities. Upon such surrender of temporary Securities, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and deliver in exchange therefor definitive Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

SECTION 305. Registration, Registration of Transfer and Exchange.

      The Company shall cause to be kept, with respect to the Securities of each series, or any Tranche thereof, at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of such series or Tranche and the registration of transfer thereof. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. If any indenture supplemental hereto refers to any transfer agents (in addition to the Security Registrar) initially designated by the Company with respect to any series of Securities, the Company may at any time rescind the designation of any such transfer agent or approve a change in the location through which such transfer agent acts, provided that the Company maintains a transfer agent in each Place of Payment for such series. The Company may at any time designate additional transfer agents with respect to the Securities of any series, or any Tranche thereof.

      Upon surrender for registration of transfer of any Security of such series or Tranche at the office or agency of the Company in a Place of Payment for such series or Tranche, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount.

      Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, any Security of such series or Tranche may be exchanged at the option of the Holder, for one or more new Securities of the same series and Tranche, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the

Trustee or the Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

      Unless otherwise specified as contemplated by Section 301 with respect to Securities of any series, or any Tranche thereof, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 507 or 1306 not involving any transfer.

      Neither the Trustee nor the Company shall be required, pursuant to the provisions of this Section 305, (A) to issue, register the transfer of or exchange any Securities of any series (or of any Tranche thereof) during a period beginning at the opening of business fifteen (15) days before the day of the mailing of a notice of redemption of any such Securities of such series or Tranche selected for redemption under Section 503 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, any portion not to be redeemed.

SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities.

      If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to save each of them and any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding and shall cancel and destroy such mutilated Security.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security is held by a Person purporting to be the owner of such Security, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and Tranche, and of like tenor and principal amount and bearing a number not contemporaneously outstanding. If, after the delivery of such new Security, a bona fide purchaser of the original Security in lieu of which such new Security was issued presents for payment or registration such original Security, the Trustee shall be entitled to recover such new Security from the party to whom it was delivered or any party taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Company and the Trustee in connection therewith and shall cancel and destroy such new Security.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

      Upon the issuance of any new Security under this Section 306, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of counsel to the Company and the fees and expenses of the Trustee, its agents and counsel) connected therewith.

      Every new Security of any series issued pursuant to this Section 306 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

      The provisions of this Section 306 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. Payment of Interest; Interest Rights Preserved.

      Except as otherwise provided as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series, or any Tranche thereof, except that, unless otherwise provided in the Securities of such series, or any Tranche thereof, interest payable on the Stated Maturity of the principal of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security of any series which is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the General Partner Resolution pursuant to Section 301 with respect to the related series of Securities. Except in the case of a Security in global form, at the option of the Company, interest on any series of Securities may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Security Register of such series or (ii) by wire transfer in immediately available funds at such place and to such account as designated in writing by the Person entitled thereto as specified in the Security Register of such series.

      Any Paying Agents will be identified in a supplemental indenture hereto. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent; however, the Company at all times will be required to maintain a Paying Agent in each Place of Payment for each series of Securities.

      Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any interest on any Security of any series which is payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities of such series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause
(1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a date (herein called a "Special Record Date") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause (1). Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 109, not less than ten (10) days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which such Securities may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section 307 and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308. Persons Deemed Owners.

      The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309. Cancellation.

      All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 309, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be treated in accordance with the Trustee's document retention policies.

SECTION 310. Computation of Interest; Usury Not Intended.

      Except as otherwise specified as contemplated by Section 301 for Securities of any series, or any Tranche thereof, interest on the Securities of each series shall be computed on the basis of a three hundred sixty (360)-day year of twelve (12) thirty (30)-day months and interest on the Securities of each series for any partial period shall be computed on the basis of a three hundred sixty (360)-day year of twelve (12) thirty (30)-day months and the actual number of days elapsed in any partial month.

      The amount of interest (or amounts deemed to be interest under applicable law) payable or paid on any Security shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of Texas or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable Texas laws, which could lawfully be contracted for, taken, reserved, charged or received (the "Maximum Interest Rate"). If, as a result of any circumstances whatsoever, the Company or any other Person is deemed to have paid interest (or amounts deemed to be interest under applicable law) or any Holder is deemed to have contracted for, taken, reserved, charged or received interest (or amounts deemed to be interest under applicable law), in excess of the Maximum Interest Rate, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of validity, and if from any such circumstance, the Trustee, acting on behalf of the Holders, or any Holder shall ever receive interest or anything that might be deemed interest under applicable law that would exceed the Maximum Interest Rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing on the applicable Security or Securities and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of any such Security or Securities, such excess shall be refunded to the Company. In addition, for purposes of determining whether payments in respect of any Security are usurious, all sums paid or agreed to be paid with respect to such Security for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Security.

SECTION 311. CUSIP Numbers.

      The Company in issuing the Securities may use "CUSIP" or other similar numbers (if then generally in use), and, if so, the Trustee or Security Registrar may use "CUSIP" or such other numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, in which case none of the Company or, as the case may be, the Trustee or the Security Registrar, or any agent of any of them, shall have any liability in respect of any CUSIP number used on any such notice, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in "CUSIP" numbers.

                                 ARTICLE FOUR.

                             ISSUANCE OF SECURITIES

SECTION 401. General.

      Subject to the provisions of Section 402, 403 or 404, whichever may be applicable, the Trustee shall authenticate and deliver Securities of a series, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

            (1) the instrument or instruments establishing the form or forms and terms of such series, as provided in Sections 201 and 301;

            (2) a Company Order requesting the authentication and delivery of such Securities and, to the extent that the terms of such Securities shall not have been established in an indenture supplemental hereto or in a General Partner Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or General Partner Resolution, all as contemplated by Section 301, either (i) establishing such terms or (ii) in the case of Securities of a series subject to a Periodic Offering, specifying procedures, acceptable to the Trustee, by which such terms are to be established (which procedures may provide for authentication and delivery pursuant to oral or electronic instructions from the Company or any agent or agents thereof, which oral instructions are to be promptly confirmed electronically or in writing), in either case in accordance with the instrument or instruments delivered pursuant to clause (1) above;

            (3) the Securities of such series, executed on behalf of the Company by an Authorized Officer; (4) an Opinion of Counsel to the effect that:

                  (A) the form or forms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture;

                  (B) the terms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and

                  (C) when such Securities shall have been authenticated and delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Securities will constitute valid and legally binding obligations of the Company, enforceable against the Company (subject to customary exceptions) and entitled to the benefit of the Lien of this Indenture equally and ratably with all other Securities then Outstanding;

provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication and delivery of such Securities (provided that such Opinion of Counsel addresses the authentication and delivery of all such Securities) and that, in lieu of the opinions described in clauses (B) and (C) above, counsel may opine that:

            (X) when the terms of such Securities shall have been established pursuant to a Company Order or Orders or pursuant to such procedures as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (1) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

            (Y) when such Securities shall have been authenticated and delivered by the Trustee in accordance with this Indenture and the Company Order or Orders or the specified procedures referred to in paragraph (X) above and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Securities will constitute valid and legally binding obligations of the Company, entitled to the benefit of the Lien of this Indenture equally and ratably with all other Securities then Outstanding, and enforceable against the Company (subject to customary exceptions);

            (5) an Officer's Certificate to the effect that, to the knowledge of the signer, no Event of Default has occurred and is continuing; provided, however, that with respect to Securities of a series subject to a Periodic Offering, either (i) such an Officer's Certificate shall be delivered at the time of the authentication and delivery of each Security of such series or (ii) the Officer's Certificate delivered at or prior to the time of the first authentication and delivery of the Securities of such series shall state that the statements therein shall be deemed to be made at the time of each, or each subsequent, authentication and delivery of Securities of such series;

            (6) a Net Earnings Certificate showing the Adjusted Net Earnings of the Company for the period therein specified to have been not less than an amount equal to two (2) times the Annual Interest Requirements therein specified, all in accordance with the provisions of Section 104; provided, however, that the Trustee shall not be entitled to receive a Net Earnings Certificate hereunder if the Securities of such series are to have no Stated Interest Rate prior to Maturity; and provided, further, that, with respect to Securities of a series subject to a Periodic Offering, other than Securities theretofore authenticated and delivered, (i) it shall be assumed in the Net Earnings Certificate delivered in connection with the authentication and delivery of Securities of such series that none of the Securities of such series not yet authenticated and delivered shall have a Stated Interest Rate in excess of a maximum rate to be stated therein, and thereafter no Securities of such series which would have a Stated Interest Rate at the time of the initial authentication and delivery thereof in excess of such maximum rate shall be authenticated and delivered under the authority of such Net Earnings Certificate but instead shall only be authenticated and delivered under the authority of a new Net Earnings Certificate which complies with the requirements of this clause (6), including the proviso relating to Securities of a series subject to a Periodic Offering, and (ii) so long as the Stated Interest Rate that Securities of a series subject to a Periodic Offering bear at the time of the initial authentication and delivery thereof does not exceed the maximum rate assumed in the most recent Net Earnings Certificate delivered with respect to the Securities of such series, the Trustee shall not be entitled to receive a new Net Earnings Certificate at the time of any subsequent authentication and delivery of the Securities of such series (unless such Securities are authenticated and delivered on or after the date which is two years after the most recent Net Earnings Certificate with respect to such series was delivered pursuant to this clause (6), in which case this subclause (ii) shall not apply), provided that no Net Earnings Certificate shall be required in connection with the initial authentication and delivery of the Securities in the Initial Series; and

            (7) such other Opinions of Counsel, certificates and other documents as may be required under Section 402, 403 or 404, whichever may be applicable to the authentication and delivery of the Securities of such series.

      With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the forms and terms thereof, the validity thereof and the compliance of the authentication and delivery thereof with the terms and conditions of this Indenture, upon the Opinion or Opinions of Counsel and the certificates and other documents delivered pursuant to this Article Four at or prior to the time of the first authentication and delivery of Securities of such series until any of such opinions, certificates or other documents have been superseded or revoked or expire by their terms. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any applicable law or any applicable rule, regulation or order of any Governmental Authority having jurisdiction over the Company.

      Anything herein to the contrary notwithstanding, none of the conditions specified in Sections 402, 403 and 404 shall be required to be satisfied in connection with the initial authentication and delivery of the Securities of the Initial Series.

SECTION 402. Issuance of Securities on the Basis of Property Additions.

            (1) Securities of any one or more series may be authenticated and delivered on the basis of Property Additions which do not constitute Funded Property in a principal amount not exceeding seventy percentum (70%) of the balance of the Cost or the Fair Value to the Company of such Property Additions (whichever shall be less) after making any deductions and any additions pursuant to Section 103(2) except as otherwise specified in clause (2) with respect to the Initial Expert's Certificate.

            (2) Securities of any series shall be authenticated and delivered by the Trustee on the basis of Property Additions upon receipt by the Trustee of:

                  (A) the documents with respect to the Securities of such series specified in Section 401;

                  (B) an Expert's Certificate dated as of a date not more than ninety (90) days prior to the date of the Company Order requesting the authentication and delivery of such Securities:

                        (i) describing generally all property constituting Property Additions and designated by the Company, in its discretion, to be made the basis of the authentication and delivery of such Securities (such description of property to be made by reference, at the election of the Company, either to specified items, units and/or elements of property or portions thereof, on a percentage or Dollar basis, or to properties reflected in specified accounts or subaccounts in the Company's books of account or portions thereof, on a Dollar basis), and stating the Cost of such property;

                        (ii) stating that all such property constitutes Property Additions;

                        (iii) stating that such Property Additions are desirable for use in the conduct of the business, or one of the businesses, of the Company;

                        (iv) stating that such Property Additions, to the extent of the Cost or Fair Value to the Company thereof (whichever is less) to be made the basis of the authentication and delivery of such Securities, do not constitute Funded Property;

                        (v) stating, except as to Property Additions acquired, made or constructed wholly through the delivery of securities or other property or the incurrence of other obligations, that the amount of cash forming all or part of the Cost thereof was equal to or more than an amount to be stated therein;

                        (vi) briefly describing, with respect to any Property Additions acquired, made or constructed in whole or in part through the delivery of securities or other property or the incurrence of other obligations, the securities or other property so delivered or obligations so incurred and stating the date of such delivery or incurrence;

                        (vii) stating what part, if any, of such Property Additions includes property which within six months prior to the date of acquisition thereof by the Company had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and stating whether or not, in the judgment of the signers, the Fair Value thereof to the Company, as of the date of such certificate, is less than One Hundred Thousand Dollars ($100,000) and whether or not such Fair Value is less than one percentum (1%) of the aggregate principal amount of Securities then Outstanding;

                        (viii) stating, in the judgment of the signers, the Fair Value to the Company, as of the date of such certificate, of such Property Additions, except any thereof with respect to the Fair Value to the Company of which a statement is to be made in an Independent Expert's Certificate pursuant to clause (C) below;

                        (ix) stating the amount required to be deducted under
Section 103(2)(A) and the amounts elected to be added under Section 103(2)(B) in respect of Funded Property retired of the Company;

                        (x) if any property included in such Property Additions is subject to a Lien of the character described (a) in clause (4) of the definition of Permitted Liens, stating that such Lien does not, in the judgment of the signers, materially impair the use by the Company of the Mortgaged Property considered as a whole, or (b) in clause (7)(ii) of the definition of Permitted Liens, stating that such Lien does not, in the judgment of the signers, in the aggregate materially impair the use by the Company of such properties, considered as a whole for the purposes for which it is held by the Company or (c) in clause (14)(ii) of the definition of Permitted Liens, stating that the enforcement of such Lien would not, in the judgment of the signers, adversely affect the interests of the Company in such property in any material respect;

                        (xi) stating the lower of the Cost or the Fair Value to the Company of such Property Additions, after the deductions therefrom and additions thereto specified in such Expert's Certificate pursuant to clause (ix) above;

                        (xii) stating the amount equal to seventy percentum (70%) of the amount required to be stated pursuant to clause (xi) above; and

                        (xiii) stating the aggregate principal amount of the Securities to be authenticated and delivered on the basis of such Property Additions (such amount not to exceed the amount stated pursuant to clause (xii) above); provided, however, that in the Initial Expert's Certificate there shall be stated, in lieu of such principal amount, the sum of (a) the principal amount of Securities to be authenticated and delivered on the basis of Property Additions and (b) the aggregate principal amount of all Securities then Outstanding (such sum not to exceed the amount stated pursuant to clause (xii) above);

                  (C) in case any Property Additions are shown by the Expert's Certificate provided for in clause (B) above to include property which, within six months prior to the date of acquisition thereof by the Company, had been used or operated by others than the Company in a business similar to that in which it has been or is to be used or operated by the Company and such certificate does not show the Fair Value thereof to the Company, as of the date of such certificate, to be less than One Hundred Thousand Dollars ($100,000) or less than one percentum (1%) of the aggregate principal amount of Securities then Outstanding, an Independent Expert's Certificate stating, in the judgment of the signer, the Fair Value to the Company, as of the date of such Independent Expert's Certificate, of (X) such Property Additions which have been so used or operated and (at the option of the Company) as to any other Property Additions included in the Expert's Certificate provided for in clause (B) above and (Y) in case such Independent Expert's Certificate is being delivered in connection with the authentication and delivery of Securities, any property so used or operated which has been subjected to the Lien of this Indenture since the commencement of the then current calendar year as the basis for the authentication and delivery of Securities and as to which an Independent Expert's Certificate has not previously been furnished to the Trustee;

                  (D) in case any Property Additions are shown by the Expert's Certificate provided for in clause (B) above to have been acquired, made or constructed in whole or in part through the delivery of securities or other property or the incurrence of an obligation, an Expert's Certificate stating, in the judgment of the signers, the fair market value in cash of such securities or other property or other obligation at the time of delivery thereof in payment for or for the acquisition of such Property Additions;

                  (E) an Opinion of Counsel to the effect that:

                        (i) this Indenture constitutes, or, upon the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in said opinion, will constitute, a Lien on all the Property Additions to be made the basis of the authentication and delivery of such Securities, subject to no Lien thereon prior to the Lien of this Indenture except Permitted Liens; and

                        (ii) the Company has limited partnership authority to operate such Property Additions; and

                  (F) copies of the instruments of conveyance, assignment and transfer, if any, specified in the Opinion of Counsel provided for in clause (E) above.

SECTION 403. Issuance of Securities on the Basis of Retired Securities.

            (1) Securities of any one or more series may be authenticated and delivered on the basis of, and in an aggregate principal amount not exceeding the aggregate principal amount of, Retired Securities.

            (2) Securities of any series shall be authenticated and delivered by the Trustee on the basis of Retired Securities upon receipt by the Trustee of:

                  (A) the documents with respect to the Securities of such series specified in Section 401; provided, however, that no Net Earnings Certificate shall be required to be delivered unless the maximum Stated Interest Rate, if any, on such Retired Securities at the time of their authentication and delivery was less than the maximum Stated Interest Rate, if any, on such Securities to be in effect upon the initial authentication and delivery thereof; and

                  (B) an Officer's Certificate stating that Retired Securities, specified by series, in an aggregate principal amount not less than the aggregate principal amount of Securities to be authenticated and delivered, have theretofore been authenticated and delivered and, as of the date of such Officer's Certificate, constitute, or will constitute upon the application of the proceeds of issuance of the Securities to be authenticated and delivered on the basis of such Retired Securities to the repayment of the aggregate principal amount of such Retired Securities, Retired Securities and are the basis for the authentication and delivery of such Securities.

SECTION 404. Issuance of Securities on the Basis of Deposit of Cash.

            (1) Securities of any one or more series may be authenticated and delivered on the basis of, and in an aggregate principal not exceeding the amount of, any deposit with the Trustee of cash for such purpose.

            (2) Securities of any series shall be authenticated and delivered by the Trustee on the basis of the deposit of cash when the Trustee shall have received, in addition to such deposit, the documents with respect to the Securities of such series specified in Section 401.

            (3) All cash deposited with the Trustee under the provisions of this Section shall be held by the Trustee as a part of the Mortgaged Property and may be withdrawn from time to time by the Company, upon application of the Company to the Trustee, in an amount equal to the aggregate principal amount of Securities to the authentication and delivery of which the Company shall be entitled under any of the provisions of this Indenture by virtue of compliance with all applicable provisions of this Indenture (except as hereinafter in this clause (3) otherwise provided).

      Upon any such application for withdrawal, the Company shall comply with all applicable provisions of this Indenture relating to the authentication and delivery of Securities except that the Company shall not in any event be required to deliver the documents specified in Section 401.

      Any withdrawal of cash under this clause (3) shall operate as a waiver by the Company of its right to the authentication and delivery of the Securities on which it is based and such Securities may not thereafter be authenticated and delivered hereunder. Any Property Additions which have been made the basis of any such right to the authentication and delivery of Securities so waived shall be deemed to have been made the basis of the withdrawal of such cash and any Retired Securities which have been made the basis of any such right to the authentication and delivery of Securities so waived shall be deemed to have been made the basis of the withdrawal of such cash.

            (4) If at any time the Company shall so direct, any sums deposited with the Trustee under the provisions of this Section may be used or applied to the purchase, payment or redemption of Securities in the manner and subject to the conditions provided in clauses (4) and (5) of Section 706.

                                 ARTICLE FIVE.

                            REDEMPTION OF SECURITIES

SECTION 501. Applicability of Article.

      Securities of any series, or any Tranche thereof, which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series or Tranche) in accordance with this Article.

SECTION 502. Election to Redeem; Notice to Trustee.

      The election of the Company to redeem any Securities shall be evidenced by a General Partner Resolution or in another manner specified as contemplated by
Section 301 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, not less than forty-five (45) nor more than sixty (60) days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series, or any Tranche thereof, to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction or condition.

SECTION 503. Selection by Trustee of Securities to Be Redeemed.

      If less than all the Securities of any series, or any Tranche thereof, are to be redeemed (unless all the Securities of such series or Tranche and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series, or any Tranche thereof, not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, or any Tranche thereof, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series, or any Tranche thereof, and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series, or any Tranche thereof, and specified tenor not previously called for redemption in accordance with the preceding sentence.

      The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

      The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed. If the Company shall so direct, Securities registered in the name of the Company or any Affiliate thereof shall not be included in the Securities selected for redemption.

SECTION 504. Notice of Redemption.

      Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

      With respect to Securities of each series, or any Tranche thereof, to be redeemed, each notice of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and shall state:

            (1) the Redemption Date;

            (2) the Redemption Price;

            (3) if less than all the Outstanding Securities of any series, or any Tranche thereof, consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series, or any Tranche thereof, consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed;

            (4) that on the Redemption Date the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

            (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 301 with respect to such Securities that such surrender shall not be required;

            (6) that the redemption is for a sinking fund, if such is the case;

            (7) such other matters as the Company shall deem desirable or appropriate; and

            (8) with respect to any notice of redemption of Securities at the election of the Company, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 801, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent or Agents for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.

      Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

SECTION 505. Deposit of Redemption Price.

      On or before the Redemption Date specified in the notice of redemption given as provided in Section 504, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 603) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 506. Securities Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Security; and provided, further, that, except as otherwise specified as contemplated by Section 301 with respect to such Security, any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Record Date according to the terms of such Security and subject to the provisions of Section 307.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 507. Securities Redeemed in Part.

      Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  ARTICLE SIX.

                                    COVENANTS

SECTION 601. Payment of Securities; Lawful Possession; Maintenance of Lien.

            (1) The Company covenants and agrees that it will duly and punctually pay the principal of and any premium and interest on the Securities of each series in accordance with the terms of such Securities and this Indenture.

            (2) At the date of the execution and delivery of this Indenture, as originally executed and delivered, the Company is lawfully possessed of the Mortgaged Property.

            (3) The Company shall maintain and preserve the Lien of this Indenture so long as any Securities shall remain Outstanding, subject, however, to the provisions of Article Seven and Article Thirteen.

SECTION 602. Maintenance of Office or Agency.

      The Company will maintain in each Place of Payment for the Securities of each series, or any Tranche thereof, an office or agency where Securities of that series or Tranche may be presented or surrendered for payment, where Securities of that series or Tranche may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series or Tranche and this Indenture may be served. The Company initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purpose. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 109. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series, or any Tranche thereof, may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the

Trustee, and prompt notice to the Holders in the manner specified in Section 109, of any such designation or rescission and of any change in the location of any such other office or agency.

      Anything herein to the contrary notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

SECTION 603. Money for Securities Payments to Be Held in Trust.

      If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, or any Tranche thereof, it will, on or before each due date of the principal of or any premium or interest on any such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for the Securities of any series, or any Tranche thereof, it will provide to a Paying Agent a sum sufficient to pay the principal of or any premium or interest on such Securities, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent for the Securities of any series, or any Tranche thereof, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 603, that such Paying Agent will:

            (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent; and

            (2) during the continuance of any default by the Company (or any other obligor upon such Securities), upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of such Securities.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall, upon receipt of a Company Request and at the expense of the Company, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty
(30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company. In the absence of a written request from the Company to return unclaimed funds to the Company, the Trustee or Paying Agent shall from time to time deliver all unclaimed funds to or as directed by applicable escheat authorities, as determined by the Trustee or the Paying Agent in its sole discretion, in accordance with its customary practices and procedures. Any unclaimed funds held by the Trustee or Paying Agent pursuant to this Section 603 shall be held uninvested and without any liability for interest.

SECTION 604. Existence.

      Subject to Article Twelve and the Company's ability to convert into a corporation, limited liability company or limited liability partnership or other legal entity under applicable law, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a limited partnership. On and after any conversion of the Company into a corporation, limited liability company or limited liability partnership or other legal entity under applicable law, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate, limited liability company or limited liability partnership or other existence, as applicable.

SECTION 605. Maintenance of Properties.

      The Company shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) the Mortgaged Property, considered as a whole, to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made such repairs, renewals, replacements, betterments and improvements thereof, as, in the judgment of the Company, may be necessary in order that the operation of the Mortgaged Property, considered as a whole, may be conducted in accordance with common industry practice; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any portion of the Mortgaged Property; and provided, further, that nothing in this Section shall prevent the Company from selling, transferring or otherwise disposing of, or causing the sale, transfer or other disposition of, any portion of the Mortgaged Property or other property, subject to the provisions of this Indenture.

SECTION 606. Payment of Taxes; Discharge of Liens.

      The Company shall pay all taxes and assessments and other governmental charges lawfully levied or assessed upon the Mortgaged Property, or upon any part thereof, or upon the interest of the Trustee in the Mortgaged Property, before the same shall become delinquent, and shall make reasonable effort to observe and conform in all material respects to all valid requirements of any Governmental Authority relative to any of the Mortgaged Property and all covenants, terms and conditions upon or under which any of the Mortgaged Property is held; and the Company shall not suffer any Lien to be created upon the Mortgaged Property, or any part thereof, prior to the Lien hereof, other than Permitted Liens and other than, in the case of property hereafter acquired, Purchase Money Liens and any other Liens existing or placed thereon at the time of the acquisition thereof; provided, however, that nothing in this Section contained shall require the Company (i) to observe or conform to any requirement of Governmental Authority or to cause to be paid or discharged, or to make provision for, any such Lien, or to pay any such tax, assessment or governmental charge so long as the validity thereof shall be contested in good faith and by appropriate legal proceedings or such Lien, tax, assessment or charge is not greater than Five Million Dollars ($5,000,000), (ii) to pay, discharge or make provisions for any tax, assessment or other governmental charge, the validity of which shall not be so contested if adequate security for the payment of such tax, assessment or other governmental charge and for any penalties or interest which may reasonably be anticipated from failure to pay the same shall be given to the Trustee or (iii) to pay, discharge or make provisions for any Liens existing on the Mortgaged Property at the date of execution and delivery of this Indenture, as originally executed and delivered; and provided, further, that nothing in this Section shall prohibit the issuance or other incurrence of additional indebtedness, or the refunding of outstanding indebtedness, secured by any Lien prior to the Lien hereof which is permitted under this Section to continue to exist.

SECTION 607. Insurance.

            (1) The Company shall (i) keep or cause to be kept all the Mortgaged Property insured against loss by fire, to the extent that property of similar character is usually so insured by companies similarly situated and operating like properties, to a reasonable amount, by reputable insurance companies, the proceeds of such insurance (except as to any loss of Excepted Property and except as to any particular loss less than the greater of (A) Thirty Million Dollars ($30,000,000) and (B) three percentum (3%) of the principal amount of Securities Outstanding on the date of such particular loss) to be made payable, subject to applicable law, to the Trustee as the interest of the Trustee may appear, or to the trustee or other holder of any other Lien prior hereto upon property subject to the Lien hereof, if the terms thereof require such payment or (ii) in lieu of or supplementing such insurance in whole or in part, adopt some other method or plan of protection against loss by fire at least equal in protection to the method or plan of protection against loss by fire of companies similarly situated and operating properties subject to similar fire hazards or properties on which an equal primary fire insurance rate has been set by reputable insurance companies; and if the Company shall adopt such other method or plan of protection, it shall, subject to applicable law (and except as to any loss of Excepted Property and except as to any particular loss less than the greater of (X) Thirty Million Dollars ($30,000,000) and (Y) three percentum (3%) of the principal amount of Securities Outstanding on the date of such particular loss) pay to the Trustee on account of any loss covered by such method or plan an amount in cash equal to the amount of such loss less any amounts otherwise paid to the Trustee in respect of such loss or paid to the trustee or other holder of any other Lien prior hereto upon property subject to the Lien hereof in respect of such loss if the terms thereof require such payment. Any cash so required to be paid by the Company pursuant to any such method or plan shall for the purposes of this Indenture be deemed to be proceeds of insurance. In case of the adoption of such other method or plan of protection, the Company shall also furnish to the Trustee a certificate of an actuary or other qualified person appointed by the Company with respect to the adequacy of such method or plan.

      Anything herein to the contrary notwithstanding, the Company may have fire insurance policies with (i) a deductible provision in a dollar amount per occurrence not exceeding the greater of (A) Thirty Million Dollars ($30,000,000) and (B) three percentum (3%) of the principal amount of the Securities Outstanding on the date such policy goes into effect and/or (ii) co-insurance provisions with a dollar amount per occurrence not exceeding thirty percentum (30%) of the loss proceeds otherwise payable; provided, however, that the dollar amount described in clause (i) above may be exceeded to the extent such dollar amount per occurrence is below the deductible amount in effect as to fire insurance (X) on property of similar character insured by companies similarly situated and operating like property or (Y) on property as to which an equal primary fire insurance rate has been set by reputable insurance companies.

            (2) All moneys paid to the Trustee by the Company in accordance with this Section or received by the Trustee as proceeds of any insurance, in either case on account of a loss on or with respect to Funded Property, shall, subject to the requirements of any other Lien prior hereto upon property subject to the Lien hereof, be held by the Trustee and, subject as aforesaid, shall be paid by it from time to time to the Company to reimburse the Company for amounts (including incremental amounts) expended or committed for expenditure in the rebuilding, renewal and/or replacement of or substitution for the property destroyed or damaged or lost, upon receipt by the Trustee of:

                  (A) a Company Request requesting such payment;

                  (B) an Expert's Certificate:

                        (i) describing the property so damaged or destroyed or otherwise lost;

                        (ii) stating the Cost of such property (or, if the Fair Value to the Company of such property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost) or, if such damage or destruction shall have affected only a portion of such property, stating the allocable portion of such Cost or Fair Value;

                        (iii) stating the amounts so expended or committed for expenditure in the rebuilding, renewal, replacement of and/or substitution for such property; and

                        (iv) stating the Fair Value to the Company of such property as rebuilt or renewed or as to be rebuilt or renewed and/or of the replacement or substituted property, and if:

                              (a) within six months prior to the date of
acquisition thereof by the Company, such property has been used or operated, by a person or persons other than the Company, in a business similar to that in which it has been or is to be used or operated by the Company; and

                              (b) the Fair Value to the Company of such property
as set forth in such Expert's Certificate is not less than One Hundred Thousand Dollars ($100,000) and not less than one percentum (1%) of the aggregate principal amount of the Securities at the time Outstanding, the Expert making the statement required by this clause (B) shall be an Independent Expert; and

                  (C) an Opinion of Counsel stating that, in the opinion of the signer, the property so rebuilt or renewed or to be rebuilt or renewed, and/or the replacement property, is or will be subject to the Lien hereof to the same extent as was the property so destroyed or damaged or otherwise lost.

      Any such moneys not so applied within thirty-six (36) months after its receipt by the Trustee, or in respect of which notice in writing of intention to apply the same to the work of rebuilding, renewal, replacement or substitution then in progress and uncompleted shall not have been given to the Trustee by the Company within such thirty-six (36) months, or which the Company shall at any time notify the Trustee is not to be so applied, shall thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 706; provided, however, that if the amount of such moneys shall exceed seventy percentum (70%) of the amount stated pursuant to clause (B) in the Expert's Certificate referred to above, the amount of such excess shall not be deemed to be Funded Cash, shall not be subject to
Section 706 and shall be remitted to or upon the order of the Company upon the withdrawal, use or application of the balance of such moneys pursuant to Section 706.

      Anything in this Indenture to the contrary notwithstanding, if property on or with respect to which a loss occurs constitutes Funded Property in part only, the Company may, at its election, obtain the reimbursement of insurance proceeds attributable to the part of such property which constitutes Funded Property under this clause (2) and obtain the reimbursement of insurance proceeds attributable to the part of such property which does not constitute Funded Property under clause (3) of this Section 607.

            (3) All moneys paid to the Trustee by the Company in accordance with this Section or received by the Trustee as proceeds of any insurance, in either case on account of a loss on or with respect to property which does not constitute Funded Property, shall, subject to the requirements of any other Lien prior hereto upon property subject to the Lien hereof, be held by the Trustee and, subject as aforesaid, shall be paid by it to the Company upon receipt by the Trustee of:

                  (A) a Company Request requesting such payment;

                  (B) an Expert's Certificate stating:

                        (i) that such moneys were paid to or received by the Trustee on account of a loss on or with respect to property which does not constitute Funded Property; and

                        (ii) if true, either (I) that the aggregate amount of the Cost or Fair Value to the Company (whichever is less) of all Property Additions which do not constitute Funded Property (excluding, to the extent of such loss, the property on or with respect to which such loss was incurred), after making deductions therefrom and additions thereto of the character contemplated by Section 103, is not less than zero (0) or (II) that the amount of such loss does not exceed the aggregate Cost or Fair Value to the Company (whichever is less) of Property Additions acquired, made or constructed on or after the ninetieth (90th) day prior to the date of the Company Request requesting such payment; or

                        (iii) if neither of the statements contemplated in subclause (ii) above can be made, the amount by which zero (0) exceeds the amount referred to in subclause (ii)(I) above (showing in reasonable detail the calculation thereof); and

                  (C) if the Expert's Certificate required by clause (B) above contains neither of the statements contemplated in clause (B)(ii) above, an amount in cash, to be held by the Trustee as part of the Mortgaged Property, equal to seventy percentum (70%) of the amount shown in clause (B)(iii) above.

      To the extent that the Company shall be entitled to withdraw proceeds of insurance pursuant to this clause (3), such proceeds shall be deemed not to constitute Funded Cash.

            (4) Whenever under the provisions of this Section the Company is required to deliver moneys to the Trustee and at the same time shall have satisfied the conditions set forth herein for payment of moneys by the Trustee to the Company, there shall be paid to or retained by the Trustee or paid to the Company, as the case may be, only the net amount.

SECTION 608. Recording, Filing, etc.

      The Company shall cause this Indenture and all indentures and instruments supplemental hereto (or notices, memoranda or financing statements as may be recorded or filed to place third parties on notice thereof) to be promptly recorded and filed and re-recorded and re-filed in such manner and in such places, as may be required by law in order fully to preserve and protect the security of the Holders and all rights of the Trustee, and shall furnish to the
Trustee:

            (1) promptly after the execution and delivery of this Indenture, as originally executed and delivered, and of each supplemental indenture, an Opinion of Counsel either stating that in the opinion of such counsel this Indenture or such supplemental indenture (or any other instrument, notice, memorandum or financing statement in connection therewith) has been properly recorded and filed, so as to make effective the Lien intended to be created hereby or thereby, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Lien effective. The Company shall be deemed to be in compliance with this clause (1) if (i) the Opinion of Counsel herein required to be delivered to the Trustee shall state that this Indenture or such supplemental indenture (or any other instrument, notice, memorandum or financing statement in connection therewith) has been received for record or filing in each jurisdiction in which it is required to be recorded or filed and that, in the opinion of such counsel (if such is the case), such receipt for record or filing makes effective the Lien intended to be created by this Indenture or such supplemental indenture, and
(ii) such opinion is delivered to the Trustee within such time, following the date of the execution and delivery of this Indenture, as originally executed and delivered, or such supplemental indenture, as shall be practicable having due regard to the number and distance of the jurisdictions in which this Indenture or such supplemental indenture (or such other instrument, notice, memorandum or financing statement in connection therewith) is required to be recorded or filed; and

            (2) on or before April 1 of each year, beginning April 1, 2004, an Opinion of Counsel stating either (i) that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this clause (2) or the first Opinion of Counsel furnished pursuant to clause (1) of this Section, with respect to the recording, filing, re-recording, and re-filing of this Indenture and of each indenture supplemental to this Indenture (or any other instrument, notice, memorandum or financing statement in connection therewith), as is necessary to maintain the effectiveness of the Lien hereof, and reciting the details of such action, or
(ii) that in the opinion of such counsel no such action is necessary to maintain the effectiveness of such Lien.

      The Company shall execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as may be necessary or proper to carry out the purposes of this Indenture and to make subject to the Lien hereof any property hereafter acquired, made or constructed and intended to be subject to the Lien hereof, and to transfer to any new trustee or trustees or co-trustee or co-trustees, the estate, powers, instruments or funds held in trust hereunder.

SECTION 609. Waiver of Certain Covenants.

      The Company may omit in any particular instance to comply with any term, provision or condition set forth in:

            (1) any covenant or restriction specified with respect to the Securities of any one or more series, or any one or more Tranches thereof, as contemplated by Section 301 if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches with respect to which compliance with such covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; provided, however, that no such waiver shall be effective as to any of the matters contemplated in clause (1), (2), (3) or (4) in Section 1302 without the consent of the Holders specified in such Section; and

            (2) Section 604, 605, 606 or 607 or Article Twelve if before the time for such compliance the Holders of at least a majority in principal amount of Securities Outstanding under this Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in either case, no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 610. Annual Officer's Certificate as to Compliance.

      Within one hundred twenty (120) days after the end of each fiscal year of the Company ending after the date hereof, the Company shall deliver to the Trustee an Officer's Certificate which need not comply with Section 105, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to such officer's knowledge of the Company's compliance with all conditions and covenants under this Indenture, such compliance to be determined (solely for the purpose of this Section 610) without regard to any period of grace or requirement of notice under this Indenture.

                                 ARTICLE SEVEN.

                POSSESSION, USE AND RELEASE OF MORTGAGED PROPERTY

SECTION 701. Quiet Enjoyment.

      Unless one or more Events of Default shall have occurred and be continuing, the Company shall be permitted to possess, use and enjoy the Mortgaged Property (except, to the extent not herein otherwise provided, such cash and securities as are expressly required to be deposited with the Trustee).

SECTION 702. Dispositions without Release.

      Unless an Event of Default shall have occurred and be continuing, the Company may at any time and from time to time, without any release or consent by, or report to, the Trustee:

            (1) sell or otherwise dispose of, free from the Lien of this Indenture, any machinery, equipment, apparatus, towers, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators, holders, tanks, retorts, purifiers, odorizers, scrubbers, compressors, valves, pumps, mains, pipes, service pipes, fittings, connections, services, tools, implements, or any other fixtures or personalty, then subject to the Lien hereof, which shall have become old, inadequate, obsolete, worn out, unfit, unadapted, unserviceable, undesirable or unnecessary for use in the operations of the Company upon replacing the same by, or substituting for the same, similar or analogous property, or other property performing a similar or analogous function or otherwise obviating the need therefor, having a Fair Value to the Company at least equal to that of the property sold or otherwise disposed of and subject to the Lien hereof, subject to no Liens prior hereto except Permitted Liens and any other Liens to which the property sold or otherwise disposed of was subject;

            (2) cancel or make changes or alterations in or substitutions for any and all easements, servitudes, rights-of-way and similar rights and/or interests;

            (3) surrender or assent to the modification of any right, power, franchise, license, governmental consent or permit under which it may be operating, provided that any such surrender or modification which adversely affects the Mortgaged Property, taken as a whole, in any material respect is, in the opinion of the General Partner (such opinion to be stated in a resolution to be filed with the Trustee), necessary or desirable in the conduct of the business of the Company; and

            (4) grant, free from the Lien of this Indenture, easements, ground leases or rights-of-way in, upon, over and/or across the property or rights-of-way of the Company for the purpose of roads, pipe lines, transmission lines, distribution lines, communication lines, railways, removal of coal or other minerals or timber, and other like purposes, or for the joint or common use of real property, rights-of-way, facilities and/or equipment; provided, however, that such grant shall not materially impair the use of the property or rights-of-way for the purposes for which such property or rights-of-way are held by the Company.

SECTION 703. Release of Funded Property.

      Unless an Event of Default shall have occurred and be continuing, the Company may obtain the release of any part of the Mortgaged Property, or any interest therein, which constitutes Funded Property, and the Trustee shall release all its right, title and interest in and to the same from the Lien hereof, upon receipt by the Trustee of:

            (1) a Company Order requesting the release of such property and transmitting therewith a form of instrument to effect such release;

            (2) an Officer's Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing;

            (3) an Expert's Certificate made and dated not more than ninety (90) days prior to the date of such Company Order:

                  (A) describing the property to be released;

                  (B) stating the Fair Value, in the judgment of the signers, of the property to be released;

                  (C) stating the Cost of the property to be released (or, if the Fair Value to the Company of such property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost); and

                  (D) stating that, in the judgment of the signers, such release will not impair the security under this Indenture in contravention of the provisions hereof;

            (4) an amount in cash to be held by the Trustee as part of the Mortgaged Property, equal to the amount, if any, by which seventy percentum (70%) of the amount referred to in clause (3)(C) above exceeds the aggregate of the following items:

                  (A) an amount equal to seventy percentum (70%) of the aggregate principal amount of any obligations secured by Purchase Money Lien delivered to the Trustee, to be held as part of the Mortgaged Property, subject to the limitations hereafter in this Section set forth;

                  (B) an amount equal to seventy percentum (70%) of the Cost or Fair Value to the Company (whichever is less), after making any deductions and any additions pursuant to Section 103, of any Property Additions not constituting Funded Property described in an Expert's Certificate, dated not more than ninety (90) days prior to the date of the Company Order requesting such release and complying with clause (B) and, to the extent applicable, clause (C) in Section 402(2), delivered to the Trustee; provided, however, that the deductions and additions contemplated by Section 103 shall not be required to be made if such Property Additions were acquired, made or constructed on or after the ninetieth
(90th) day preceding the date of such Company Order;

                  (C) the aggregate principal amount of Securities to the authentication and delivery of which the Company shall be entitled under the provisions of Section 403, by virtue of compliance with all applicable provisions of Section 403 (except as hereinafter in this Section otherwise provided); provided, however, that such release shall operate as a waiver by the Company of the right to the authentication and delivery of such Securities and, to such extent, no such Securities may thereafter be authenticated and delivered hereunder; and any Securities which were the basis of such right to the authentication and delivery of Securities so waived shall be deemed to have been made the basis of such release of property;

                  (D) any amount in cash and/or an amount equal to seventy percentum (70%) of the aggregate principal amount of any obligations secured by Purchase Money Lien that, in either case, is evidenced to the Trustee by a certificate of the trustee or other holder of a Lien prior to the Lien of this Indenture to have been received by such trustee or other holder in accordance with the provisions of such Lien in consideration for the release of such property or any part thereof from such Lien, all subject to the limitations hereafter in this Section set forth;

                  (E) the aggregate principal amount of any Outstanding Securities delivered to the Trustee; and

                  (F) any taxes and expenses incidental to any sale, exchange, dedication or other disposition of the property to be released;

            (5) if the release is on the basis of Property Additions or on the basis of the right to the authentication and delivery of Securities under
Section 403, all documents contemplated below in this Section; and

            (6) if the release is on the basis of the delivery to the Trustee or to the trustee or other holder of a prior Lien of obligations secured by Purchase Money Lien, all documents contemplated below in this Section, to the extent required.

      If and to the extent that the release of property is, in whole or in part, based upon Property Additions (as permitted under the provisions of clause
(4)(B) in the first paragraph of this Section), the Company shall, subject to the provisions of said clause (4)(B) and except as hereafter in this paragraph provided, comply with all applicable provisions of this Indenture as if such Property Additions were to be made the basis of the authentication and delivery of Securities equal in principal amount to seventy percentum (70%) of the Cost (or, as to property of which the Fair Value to the Company at the time the same became Funded Property was certified to be an amount less than the Cost thereof, such Fair Value, as so certified, in lieu of Cost) of that portion of the property to be released which is to be released on the basis of such

Property Additions, as shown by the Expert's Certificate required by clause (3) in the first paragraph of this Section; provided, however, that the Cost of any Property Additions received or to be received by the Company in whole or in part as consideration in exchange for the property to be released shall for all purposes of this Indenture be deemed to be the amount stated in the Expert's Certificate provided for in clause (3) in the first paragraph of this Section to be the Fair Value of the property to be released (x) plus the amount of any cash and the fair market value of any other consideration, further to be stated in such Expert's Certificate, paid and/or delivered or to be paid and/or delivered by, and the amount of any obligations assumed or to be assumed by, the Company in connection with such exchange as additional consideration for such Property Additions and/or (y) less the amount of any cash and the fair market value of any other consideration, which shall also be stated in such Expert's Certificate, received or to be received by the Company in connection with such exchange in addition to such Property Additions. If and to the extent that the release of property is in whole or in part based upon the right to the authentication and delivery of Securities under Section 403 (as permitted under the provisions of clause (4)(C) in the first paragraph of this Section), the Company shall, except as hereafter in this paragraph provided, comply with all applicable provisions of Section 403 relating to such authentication and delivery. Notwithstanding the foregoing provisions of this paragraph, in no event shall the Company be required to deliver the documents specified in
Section 401.

      If the release of property is, in whole or in part, based upon the delivery to the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture of obligations secured by Purchase Money Lien, the Company shall deliver to the Trustee:

            (A) an Officer's Certificate (i) stating that no event has occurred and is continuing which entitles the holder of such Purchase Money Lien to accelerate the maturity of the obligations, if any, outstanding thereunder and
(ii) reciting the aggregate principal amount of obligations, if any, then outstanding thereunder in addition to the obligations then being delivered in connection with the release of such property and the terms and conditions, if any, on which additional obligations secured by such Purchase Money Lien are permitted to be issued; and

            (B) an Opinion of Counsel stating that, in the opinion of the signer, (i) such obligations are valid and legally binding obligations, enforceable against the Company (subject to customary exceptions) and entitled to the benefit of such Purchase Money Lien equally and ratably with all other obligations, if any, then outstanding thereunder, (ii) that such Purchase Money Lien constitutes, or, upon the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in such opinion, will constitute, a Lien upon the property to be released, subject to no Lien prior thereto except Liens generally of the character of Permitted Liens and such Liens, if any, as shall have existed thereon immediately prior to such release as Liens prior to the Lien of this Indenture, (iii) if any obligations in addition to the obligations being delivered in connection with such release of property are then outstanding, or are permitted to be issued, under such Purchase Money Lien, (a) that such Purchase Money Lien constitutes, or, upon the delivery of, and/or the filing and/or recording in the proper places and manner of, the instruments of conveyance, assignment or transfer, if any, specified in such opinion, will constitute, a Lien upon all other property, if any, purporting to be subject thereto, subject to no Lien prior thereto except Liens generally of the character of Permitted Liens and Liens permitted to exist or to be hereafter created under Section 606 and (b) that the terms of such Purchase Money Lien, as then in effect, do not permit the issuance of obligations thereunder except on the basis of property generally of the character of Property Additions, the retirement or deposit of outstanding obligations, the deposit of prior Lien obligations or the deposit of cash.

      Anything herein to the contrary notwithstanding (a) the aggregate principal amount of obligations secured by Purchase Money Lien which may be used pursuant to subclause (A) and/or subclause (D) of clause (4) in the first paragraph of this Section as the basis for the release of property from the Lien of this Indenture shall not exceed seventy-five percentum (75%) of the Fair Value of the property to be released, as certified pursuant to clause (3)(B) in the first paragraph of this Section, and (b) no obligations secured by Purchase Money Lien shall be used as the basis for the release of property hereunder, if the aggregate principal amount of such obligations to be used by the Company pursuant to subclause (A) and/or subclause (D) of such clause (4) plus the aggregate principal amount used by the Company pursuant to said subclause (A) and subclause (D) in connection with all previous releases of property from the Lien hereof on the basis of obligations secured by Purchase Money Lien theretofore delivered to and then held by the Trustee or the trustee or other holder of a Lien prior to the Lien of this Indenture shall, immediately after the release then being applied for, exceed forty percentum (40%) of the aggregate principal amount of Securities then Outstanding; provided, however, that the limitation set forth in clause (a) above shall not be applicable if no additional obligations are then outstanding, or are permitted to be issued, under the Purchase Money Lien securing such obligations; and provided, further, that there shall not be taken into account for purposes of the calculation contemplated in clause (b) above any obligations secured by Purchase Money Lien with respect to which there shall have been delivered to the Trustee:

            (X) an Officer's Certificate (i) if any obligations shall then be outstanding under such Purchase Money Lien and/or additional obligations are permitted to be issued thereunder, either (A) stating that the terms of such Purchase Money Lien, as then in effect, do not permit the issuance of obligations thereunder on the basis of property additions in a principal amount exceeding seventy percentum (70%) of the balance of the cost or fair value of such property additions to the issuer thereof (whichever shall be less) after making deductions and additions similar to those provided for in Section 103 or (B) in the event that the statements contained in clause (A) above cannot be made, stating that such issuer has irrevocably waived its right to the authentication and delivery of obligations under such Purchase Money Lien (1) on any basis, in a principal amount equal to the excess of (I) the aggregate principal amount of obligations, if any, then outstanding under such Purchase Money Lien which were issued on the basis of property additions or on the basis of the retirement of obligations which were issued (whether directly or indirectly when considered in light of the successive issuance and retirement of obligations) on the basis of property additions over (II) an amount equal to seventy percentum (70%) of the aggregate Dollar amount of property additions certified as the basis for the issuance of such obligations then outstanding and (2) on the basis of property additions, in a principal amount exceeding seventy percentum (70%) of the balance of the cost or fair value thereof to such issuer

                  (whichever shall be less) after making deductions and additions similar to those provided for in Section 103 and
                  (ii) stating either (A) that the obligations secured by such Purchase Money Lien delivered to the Trustee or to the trustee or other holder of a Lien prior to the Lien of this Indenture as the basis for such release of property contain a provision for mandatory redemption upon the acceleration of the maturity of all Outstanding Securities following an Event of Default (whether or not such redemption may be rescinded upon the rescission of such acceleration) or (B) that so long as such obligations are held by the Trustee or the trustee or other holder of such a prior Lien, an Event of Default under this Indenture constitutes a matured event of default under such Purchase Money Lien (provided, however, that the waiver or cure of such Event of Default hereunder and the rescission and annulment of the consequences thereof may constitute a cure of the corresponding event of default under such Purchase Money Lien and a rescission and annulment of the consequences thereof); and

            (Y) an Opinion or Opinions of Counsel to the effect that (i) if any obligations shall then be outstanding under such Purchase Money Lien and/or additional obligations are permitted to be issued thereunder, to the effect either (A) that the terms of such Purchase Money Lien, as then in effect, do not permit the issuance of obligations thereunder upon the basis of property additions in a principal amount exceeding seventy percentum (70%) of the balance of the cost or the fair value thereof to the issuer of such obligations (whichever shall be less) after making deductions and additions similar to those provided for in Section 103, or, if such is not the case, (B) that the waivers contemplated by clause (X)(i)(B) above have been duly made and (ii) to the effect either (A) that the obligations secured by such Purchase Money Lien delivered to the Trustee or to the trustee or other holder of a Lien prior to the Lien of this Indenture as the basis for such release of property contain a provision for mandatory redemption upon an acceleration of the maturity of all Outstanding Securities following an Event of Default (whether or not such redemption may be rescinded upon the rescission of such acceleration) or
                  (B) that, so long as such obligations are held by the Trustee or the trustee or other holder of such a prior Lien, an Event of Default under this Indenture constitutes a matured event of default under such Purchase Money Lien (provided, however, that the waiver or cure of such Event of Default hereunder and the rescission and annulment of the consequences thereof may constitute a cure of the corresponding event of default under such Purchase Money Lien and a rescission and annulment of the consequences thereof).

      If (a) any property to be released from the Lien of this Indenture under any provision of this Article (other than Section 707) is subject to a Lien prior to the Lien hereof and is to be sold, exchanged, dedicated or otherwise disposed of subject to such prior Lien and (b) after such release, such prior Lien will not be a Lien on any property subject to the Lien hereof, then the Fair Value of such property to be released shall be deemed, for all purposes of this Indenture, to be the value thereof unencumbered by such prior Lien less the principal amount of the indebtedness secured by such prior Lien.

      Any Outstanding Securities delivered to the Trustee pursuant to clause (4) in the first paragraph of this Section shall forthwith be canceled by the Trustee. Any cash and/or obligations so deposited with the Trustee, and the proceeds of any such obligations, shall be held as part of the Mortgaged Property and shall be withdrawn, released, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 706.

      Anything in this Indenture to the contrary notwithstanding, if property to be released constitutes Funded Property in part only, the Company shall obtain the release of the part of such property which constitutes Funded Property under this Section 703 and obtain the release of the part of such property which does not constitute Funded Property under Section 704. In such event, (a) the application of Property Additions in the release under this Section 703 as contemplated in clause (4)(B) in the first paragraph thereof shall be taken into account in clause (E) or clause (F), whichever may be applicable, of the Expert's Certificate described in clause (3) in Section 704 and (b) the Trustee shall, at the election of the Company, execute and deliver a separate instrument of release with respect to the property released under each of such Sections or a consolidated instrument of release with respect to the property released under both of such Sections considered as a whole.

SECTION 704. Release of Property Not Constituting Funded Property.

      Unless an Event of Default shall have occurred and be continuing, the Company may obtain the release of any part of the Mortgaged Property, or any interest therein, which does not constitute Funded Property, and the Trustee shall release all its right, title and interest in and to the same from the Lien hereof, upon receipt by the Trustee of:

            (1) a Company Order requesting the release of such property and transmitting therewith a form of instrument to effect such release;

            (2) an Officer's Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing;

            (3) an Expert's Certificate, made and dated not more than ninety
(90) days prior to the date of such Company Order:

                  (A) describing the property to be released;

                  (B) stating the Fair Value, in the judgment of the signers, of the property to be released;

                  (C) stating the Cost of the property to be released;

                  (D) stating that the property to be released does not constitute Funded Property;

                  (E) if true, stating either (i) that the aggregate amount of the Cost or Fair Value to the Company (whichever is less) of all Property Additions which do not constitute Funded Property (excluding the property to be released), after making deductions therefrom and additions thereto of the character contemplated by Section 103, is not less than zero (0) or (ii) that the Cost or Fair Value (whichever is less) of the property to be released does not exceed the aggregate Cost or Fair Value to the Company (whichever is less) of Property Additions acquired, made or constructed on or after the ninetieth
(90th) day prior to the date of the Company Order requesting such release;

                  (F) if neither of the statements contemplated in clause (E) above can be made, stating the amount by which zero (0) exceeds the amount referred to in subclause (E)(i) above (showing in reasonable detail the calculation thereof); and

                  (G) stating that, in the judgment of the signers, such release will not impair the security under this Indenture in contravention of the provisions hereof; and

            (4) if the Expert's Certificate required by clause (3) above contains neither of the statements contemplated in clause (3)(E) above, an amount in cash, to be held by the Trustee as part of the Mortgaged Property, equal to the amount, if any, by which seventy percentum (70%) of the lower of
(i) the Cost or Fair Value (whichever shall be less) of the property to be released and (ii) the amount shown in clause (3)(F) above exceeds the aggregate of items of the character described in subclauses (C) and (E) of clause (4) in the first paragraph of Section 703 then to be used as a credit under this
Section 704 (subject, however, to the same limitations and conditions with respect to such items as are set forth in Section 703).

      Anything herein to the contrary notwithstanding, if any part of the Mortgaged Property is to be released prior to the delivery of the Initial Expert's Certificate pursuant to Section 402(2)(B), the Company shall deliver to the Trustee an Initial Expert's Certificate complying with the provisions of
Section 402(2)(B), except that there shall be stated in clause (xiii) the aggregate principal amount of Securities then Outstanding. Such Initial Expert's Certificate shall be accompanied by the documents specified in clauses (C),(D), and (E) of Section 402(2). Thereupon, the part of the Mortgaged Property to be released shall be released pursuant to Section 703, to the extent the same shall constitute Funded Property, and/or pursuant to Section 704, to the extent the same shall not constitute Funded Property.

SECTION 705. Release of Minor Properties.

      Notwithstanding the provisions of Sections 703 and 704, unless an Event of Default shall have occurred and be continuing, the Company may obtain the release from the Lien hereof of any part of the Mortgaged Property, or any interest therein, and the Trustee shall whenever from time to time requested by the Company in a Company Order transmitting therewith a form of instrument to effect such release, and without requiring compliance with any of the provisions of Section 703 or 704, release from the Lien hereof all the right, title and interest of the Trustee in and to the same provided that the aggregate Fair Value of the property to be so released on any date in a given calendar year, together with all other property released pursuant to this Section 705 in such calendar year, shall not exceed the greater of (a) Thirty Million Dollars ($30,000,000) and (b) three percentum (3%) of the aggregate principal amount of Securities then


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

Outstanding. Prior to the granting of any such release, there shall be delivered to the Trustee (x) an Officer's Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing and (y) an Expert's Certificate stating, in the judgment of the signers, the Fair Value of the property to be released, the aggregate Fair Value of all other property theretofore released pursuant to this Section in such calendar year and, as to Funded Property, the Cost thereof (or, if the Fair Value to the Company of such property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost), and that, in the judgment of the signers, the release thereof will not impair the security under this Indenture in contravention of the provisions hereof. On or before December 31st of each calendar year, the Company shall deposit with the Trustee an amount in cash equal to seventy percentum (70%) of the aggregate Cost of the properties constituting Funded Property so released during such year (or, if the Fair Value to the Company of any particular property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost); provided, however, that no such deposit shall be required to be made hereunder to the extent that cash or other consideration shall, as indicated in an Officer's Certificate delivered to the Trustee, have been deposited with the trustee or other holder of any other Lien prior to the Lien of this Indenture in accordance with the provisions thereof; and provided, further, that the amount of cash so required to be deposited may be reduced, at the election of the Company, by the items specified in clause (4) in the first paragraph of Section 703, subject to all of the limitations and conditions specified in such Section, to the same extent as if such property were being released pursuant to Section 703. Any cash deposited with the Trustee under this Section may thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 706.

SECTION 706. Withdrawal or Other Application of Funded Cash; Purchase Money
             Obligations.

      Subject to the provisions of Section 404 and except as hereafter in this Section provided, unless an Event of Default shall have occurred and be continuing, any Funded Cash held by the Trustee, and any other cash which is required to be withdrawn, used or applied as provided in this Section:

            (1) may be withdrawn from time to time by the Company to the extent of an amount equal to seventy percentum (70%) of the Cost or the Fair Value to the Company (whichever is less) of Property Additions not constituting Funded Property, after making any deductions and additions pursuant to Section 103, described in an Expert's Certificate, dated not more than ninety (90) days prior to the date of the Company Order requesting such withdrawal and complying with clause (B) and, to the extent applicable, clause (C) in Section 402(2), delivered to the Trustee; provided, however, that the deductions and additions contemplated by Section 103 shall not be required to be made if such Property Additions were acquired, made or constructed on or after the ninetieth (90th) day preceding the date of such Company Order;

            (2) may be withdrawn from time to time by the Company in an amount equal to the aggregate principal amount of Securities to the authentication and delivery of which the Company shall be entitled under the provisions of Section 403 hereof, by virtue of compliance with all applicable provisions of Section 403 (except as hereinafter in this Section otherwise provided); provided, however, that such withdrawal of cash shall operate as a waiver by the Company of the right to the authentication and delivery of such Securities and, to such extent, no such Securities may thereafter be authenticated and delivered hereunder; and any such Securities which were the basis of such right to the authentication and delivery of Securities so waived shall be deemed to have been made the basis of such withdrawal of cash;

            (3) may be withdrawn from time to time by the Company in an amount equal to the aggregate principal amount of any Outstanding Securities delivered to the Trustee;

            (4) may, upon the request of the Company, be used by the Trustee for the purchase of Securities in the manner, at the time or times, in the amount or amounts, at the price or prices and otherwise as directed or approved by the Company, all subject to the limitations hereafter in this Section set forth; or

            (5) may, upon the request of the Company, be applied by the Trustee to the payment (or provision therefor pursuant to Article Seven) at Stated Maturity of any Securities or to the redemption (or similar provision therefor) of any Securities which are, by their terms, redeemable, in each case of such series as may be designated by the Company, any such redemption to be in the manner and as provided in Article Five, all subject to the limitations hereafter in this Section set forth. Such moneys shall, from time to time, be paid or used or applied by the Trustee, as aforesaid, upon the request of the Company in a Company Order, and upon receipt by the Trustee of an Officer's Certificate stating that, to the knowledge of the signer, no Event of Default has occurred and is continuing. If and to the extent that the withdrawal of cash is based upon Property Additions (as permitted under the provisions of clause (1) above), the Company shall, subject to the provisions of said clause (1) and except as hereafter in this paragraph provided, comply with all applicable provisions of this Indenture as if such Property Additions were made the basis for the authentication and delivery of Securities equal in principal amount to the cash so to be withdrawn. If and to the extent that the withdrawal of cash is based upon the right to the authentication and delivery of Securities (as permitted under the provisions of clause (2) above), the Company shall, except as hereafter in this paragraph provided, comply with all applicable provisions of
Section 403 relating to such authentication and delivery. Notwithstanding the foregoing provisions of this paragraph, in no event shall the Company be required to deliver the documents specified in Section 401.

      Notwithstanding the generality of clauses (3) and (4) above, no cash to be applied pursuant to such clauses shall be applied to the payment of an amount in excess of the principal amount of any Securities to be purchased, paid or redeemed except to the extent that the aggregate principal amount of all Securities theretofore, and of all Securities then to be, purchased, paid or redeemed pursuant to such clauses is not less than the aggregate cost for principal of, premium, if any, and accrued interest, if any, on and brokerage commissions, if any, with respect to, such Securities.

      Any obligations secured by Purchase Money Lien delivered to the Trustee in consideration of the release of property from the Lien of this Indenture, together with any evidence of such Purchase Money Lien held by the Trustee, shall be released from the Lien of this Indenture and delivered to or upon the order of the Company upon payment by the Company to the Trustee of an amount in cash equal to the aggregate principal amount of such obligations less the aggregate amount theretofore paid to the Trustee (by the Company, the obligor or otherwise) in respect of the principal of such obligations.

      The principal of and interest on any such obligations secured by Purchase Money Lien held by the Trustee shall be held by the Trustee as and when the same are received by the Trustee. The interest received by the Trustee on any such obligations shall be deemed not to constitute Funded Cash and shall be remitted to the Company; provided, however, that if an Event of Default shall have occurred and be continuing, such proceeds shall be held as part of the Mortgaged Property until such Event of Default shall have been cured or waived.

      The Trustee shall have and may exercise all the rights and powers of any owner of such obligations and of all substitutions therefor and, without limiting the generality of the foregoing, may collect and receive all insurance moneys payable to it under any of the provisions thereof and apply the same in accordance with the provisions thereof, may consent to extensions thereof at a higher or lower rate of interest, may join in any plan or plans of voluntary or involuntary reorganization or readjustment or rearrangement and may accept and hold hereunder new obligations, stocks or other securities issued in exchange therefor under any such plan. Any discretionary action which the Trustee may be entitled to take in connection with any such obligations or substitutions therefor shall be taken, so long as no Event of Default shall have occurred and be continuing, in accordance with a Company Order, and, during the continuance of an Event of Default, in its own discretion.

      Anything herein to the contrary notwithstanding, the Company may irrevocably waive all right to the withdrawal pursuant to this Section of, and any other rights with respect to, any obligations secured by Purchase Money Lien held by the Trustee, and the proceeds of any such obligations, by delivery to the Trustee of a Company Order:

            (1) specifying such obligations and stating that the Company thereby waives all rights to the withdrawal thereof and of the proceeds thereof pursuant to this Section, and any other rights with respect thereto; and

            (2) directing that the principal of such obligations be applied as provided in clause (4) in the first paragraph of this Section, specifying the Securities to be paid or redeemed or for the payment or redemption of which payment is to be made.

      Following any such waiver, the interest on any such obligations shall be applied to the payment of interest, if any, on the Securities to be paid or redeemed or for the payment or redemption of which provision is to be made, as specified in the aforesaid Company Order, as and when such interest shall become due from time to time, and any excess funds remaining from time to time after such application shall be applied to the payment of interest on any other Securities as and when the same shall become due. Pending any such application, the interest on such obligations shall be invested in Investment Securities. The principal of any such obligations shall be applied solely to the payment of principal of the Securities to be paid or redeemed or for the payment or redemption of which provision is to be made, as specified in the aforesaid Company Order. Pending such application, the principal of such obligations shall be invested in


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

Eligible Obligations. The obligation of the Company to pay the principal of such Securities when the same shall become due at Maturity, shall be offset and reduced by the amount of the proceeds of such obligations then held, and to be applied, by the Trustee in accordance with this paragraph.

SECTION 707. Release of Property Taken by Eminent Domain, etc.

      Should any of the Mortgaged Property, or any interest therein, be taken by exercise of the power of eminent domain or be sold to an entity possessing the power of eminent domain under a threat to exercise the same, and should the Company elect not to obtain the release of such property pursuant to other provisions of this Article, the Trustee shall, upon request of the Company evidenced by a Company Order transmitting therewith a form of instrument to effect such release, release from the Lien hereof all its right, title and interest in and to the property so taken or sold (or with respect to an interest in property, subordinate the Lien hereof to such interest), upon receiving (a) an Opinion of Counsel to the effect that such property has been taken by exercise of the power of eminent domain or has been sold to an entity possessing the power of eminent domain under threat of an exercise of such power, (b) an Officer's Certificate stating the amount of net proceeds received or to be received for such property so taken or sold, and the amount so stated shall be deemed to be the Fair Value of such property for the purpose of any notice to the Holders, (c) if any portion of such property constitutes Funded Property, an Expert's Certificate stating the Cost thereof (or, if the Fair Value to the Company of such portion of such property at the time the same became Funded Property was certified to be an amount less than the Cost thereof, then such Fair Value, as so certified, in lieu of Cost) and (d) if any portion of such property constitutes Funded Property, a deposit by the Company of an amount in cash equal to seventy percentum (70%) of the Cost or Fair Value stated in the Expert's Certificate delivered pursuant to clause (c) above; provided, however, that the amount required to be so deposited shall not exceed the portion of the net proceeds received or to be received for such property so taken or sold which is allocable on a pro-rata or other reasonable basis to the portion of such property constituting Funded Property; and provided, further, that no such deposit shall be required to be made hereunder if the proceeds of such taking or sale shall, as indicated in an Officer's Certificate delivered to the Trustee, have been deposited with the trustee or other holder of any other Lien prior to the Lien of this Indenture. Any cash deposited with the Trustee under this Section may thereafter be withdrawn, used or applied in the manner, to the extent and for the purposes, and subject to the conditions, provided in Section 706.

SECTION 708. Disclaimer or Quitclaim.

      In case the Company has sold, exchanged, dedicated or otherwise disposed of, or has agreed or intends to sell, exchange, dedicate or otherwise dispose of, or a Governmental Authority has ordered the Company to divest itself of, any Excepted Property or any other property not subject to the Lien hereof, or the Company desires to disclaim or quitclaim title to property to which the Company does not purport to have title, the Trustee shall, from time to time, disclaim or quitclaim such property upon receipt by the Trustee of the following:

            (1) a Company Order requesting such disclaimer or quitclaim and transmitting therewith a form of instrument to effect such disclaimer or quitclaim;


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

            (2) an Officer's Certificate describing the property to be disclaimed or quitclaimed; and

            (3) an Opinion of Counsel stating the signer's opinion that such property is not subject to the Lien hereof or required to be subject thereto by any of the provisions hereof.

SECTION 709. Miscellaneous.

            (1) No Expert's Certificate as to the Fair Value of property to be released from the Lien of this Indenture in accordance with any provision of this Article, and as to the nonimpairment, by reason of such release, of the security under this Indenture in contravention of the provisions hereof, shall be required to be made, if the Fair Value of such property and of all other property released since the commencement of the then current calendar year, is such that the disposition of such property would not contravene Section 9.02 of the Credit Agreement dated December 23, 2003 by and among the Company, the General Partner, Texas Genco LP, LLC, Texas Genco Holdings, Inc., Texas Genco Services, LP, the lenders from time party thereto, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and Compass Bank, as documentation agent.

            (2) No release of property from the Lien of this Indenture effected in accordance with the provisions, and in compliance with the conditions, set forth in this Article and in Sections 105 and 106 shall be deemed to impair the security of this Indenture in contravention of any provision hereof.

            (3) If the Mortgaged Property shall be in the possession of a receiver or trustee, lawfully appointed, the powers herein before conferred upon the Company with respect to the release of any part of the Mortgaged Property or any interest therein or the withdrawal of cash may be exercised, with the approval of the Trustee, by such receiver or trustee, notwithstanding that an Event of Default may have occurred and be continuing, and any request, certificate, appointment or approval made or signed by such receiver or trustee for such purposes shall be as effective as if made by the Company or any of its officers or appointees in the manner herein provided; and if the Trustee shall be in possession of the Mortgaged Property under any provision of this Indenture, then such powers may be exercised by the Trustee in its discretion notwithstanding that an Event of Default may have occurred and be continuing.

            (4) If the Company shall retain any interest in any property released from the Lien of this Indenture as provided in Section 703, 704 or 705, this Indenture shall not become or be, or be required to become or be, a Lien upon such property or such interest therein or any improvements, accessions, extensions or additions to such property or renewals, replacements or substitutions of or for such property or any part or parts thereof or the proceeds thereof unless the Company shall execute and deliver to the Trustee an indenture supplemental hereto, in recordable form, containing a grant, conveyance, transfer and mortgage thereof.

            (5) Notwithstanding the occurrence and continuance of an Event of Default, the Trustee, in its discretion, may release from the Lien hereof any part of the Mortgaged Property or permit the withdrawal of cash, upon compliance with the other conditions specified in this Article in respect thereof.

            (6) No purchaser or grantee of property purporting to have been released hereunder shall be bound to ascertain the authority of the Trustee to execute the release, or to inquire as to any facts required by the provisions hereof for the exercise of such authority; nor shall any purchaser or grantee of any property or rights permitted by this Article to be sold, granted, exchanged, dedicated or otherwise disposed of, be under obligation to ascertain or inquire into the authority of the Company to make any such sale, grant, exchange, dedication or other disposition.

                                 ARTICLE EIGHT.

                           SATISFACTION AND DISCHARGE

SECTION 801. Satisfaction and Discharge of Securities.

      Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

            (1) money (including Funded Cash not otherwise applied pursuant to Section 706) in an amount which shall be sufficient; or

            (2) in the case of a deposit made prior to the Maturity of such Securities or portions thereof, Eligible Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient; or

            (3) a combination of (1) or (2) which shall be sufficient, to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof; provided, however, that in the case of the provision for payment or redemption of less than all the Securities of any series or Tranche, such Securities or portions thereof shall have been selected by the Security Registrar as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:

                  (A) if such deposit shall have been made prior to the Maturity of such Securities, a Company Order stating that the money and Eligible Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 803;

                  (B) if Eligible Obligations shall have been deposited, an Opinion of Counsel to the effect that such obligations constitute Eligible Obligations and do not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, and an opinion of an Independent Accountant of nationally recognized standing, selected by the Company, to the effect that the other requirements set forth in clause
(2) above have been satisfied;

            (C) if such deposit shall have been made prior to the Maturity of such Securities, an Officer's Certificate stating the Company's intention that, upon delivery of such Officer's Certificate, its indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section; and

            (D) either:

                  (i) an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (a) the Company has received from, or there has been published by the Internal Revenue Service a ruling or (b) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case (a) or (b) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities shall not recognize income, gain or loss for federal income tax purposes as a result of the deposit, defeasance and discharge to be effected with respect to such Securities and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would be the case if such deposit, defeasance and discharge had not occurred; or

                  (ii) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of the Securities, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee such additional sums of money, if any, or additional Government Obligations, if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Government Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Securities or portions thereof; provided, however, that such instrument may state that the Company's obligation to make additional deposits as aforesaid shall be subject to the delivery to it by the Trustee of (a) a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing showing the calculation thereof and (b) an opinion of tax counsel in the United States reasonably acceptable to the Trustee to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

      Upon the deposit of money or Eligible Obligations, or both, in accordance with this Section, together with the documents required by clauses (A), (B), (C) and (D) above, the Trustee shall, upon Company Request, acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Officer's Certificate specified in clause (C) (if otherwise required) shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefit of the Lien of this Indenture or of any of the covenants of the Company under Article Six (except the covenants contained in Sections 602 and 603) or any other covenants made in respect of such Securities or portions thereof as contemplated by
Section 301, but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

      If payment at Stated Maturity of less than all of the Securities of any series, or any Tranche thereof, is to be provided for in the manner and with the effect provided in this Section, the Security Registrar shall select such Securities, or portions of principal amount thereof, in the manner specified by
Section 503 for selection for redemption of less than all the Securities of a series or Tranche.

      In the event that Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company's indebtedness shall have been satisfied and discharged, all as provided in this Section, do not mature and are not to be redeemed within the sixty (60) day period commencing with the date of the deposit of moneys or Eligible Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

      Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 304, 305, 306, 504, 602, 603, 1007 and 1014 and this Article shall survive.

      The Company shall pay, and shall indemnify the Trustee or any Paying Agent with which Eligible Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such Eligible Obligations or the principal or interest received in respect of such Eligible Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

      Anything herein to the contrary notwithstanding, (a) if, at any time after a Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company's indebtedness in respect thereof would be deemed to have been satisfied and discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, shall be required to return the money or Eligible Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Security shall be deemed to remain Outstanding and (b) any satisfaction and discharge of the Company's indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of Section 603.

SECTION 802. Satisfaction and Discharge of Indenture.

      This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and as otherwise provided in this
Section 802), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the satisfaction and discharge of this Indenture, when:

            (1) either,

                  (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for the payment of which money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 603) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation:

                        (i) have become due and payable; or

                        (ii) will become due and payable at their Stated Maturity within one year of the date of deposit; or

                        (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 1007, the obligations of the Trustee to any Authenticating Agent under Section 1015 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section 802, the obligations of the Trustee under Section 803 and the last paragraph of Section 603 shall survive.

      Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall release, quit claim and otherwise turn over to the Company the Mortgaged Property (other than money and Eligible Obligations held by the Trustee pursuant to Section 803) and shall execute and deliver to the Company such deeds and other instruments as, in the judgment of the Company, shall be necessary, desirable or appropriate to effect or evidence such release and quitclaim and the satisfaction and discharge of this Indenture.

SECTION 803. Application of Trust Money.

      Neither the Eligible Obligations nor the money deposited pursuant to
Section 801, nor the principal or interest payments on any such Eligible Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 603; provided, however, that any cash received from such principal or interest payments on such Eligible Obligations, if not then needed for such purpose, shall, to the extent practicable and upon Company Request and delivery to the Trustee of the documents referred to in clause (y) in the first paragraph of Section 801, be invested in Eligible Obligations of the type described in clause (2) in the first paragraph of Section 801 maturing at such times and in such amounts as shall be sufficient, together with any other moneys and the proceeds of any other Eligible Obligations then held by the Trustee, to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of the Lien of this Indenture, except the Lien provided by Section 1007; and provided, further, that any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of the Lien of this Indenture, except the Lien provided by Section 1007; and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held as part of the Mortgaged Property until such Event of Default shall have been waived or cured.

                                 ARTICLE NINE.

                           EVENTS OF DEFAULT; REMEDIES

SECTION 901. Events of Default.

      "Event of Default" means any of the following events which shall have occurred and be continuing:

            (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of thirty
(30) days; or

            (2) default in the payment of the principal of or any premium on any Security when it becomes due and payable; or


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            (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this
Section 901 specifically dealt with and continuance of such default or breach for a period of ninety (90) days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least thirty-three percentum (33%) in principal amount of the Securities then Outstanding a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" unless the Trustee, or the Trustee and the Holders of a principal amount of Securities not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Securities, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued; or

            (4) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of ninety (90) consecutive days; or

            (5) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment of a substantial part of its property and assets for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

      Notwithstanding the foregoing provisions of this Section 901, if the principal or any premium or interest on any Security is payable in a currency other than the currency of the United States and such currency is not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to Holders by making such payment in the currency of the United States in an amount equal to the currency of the United States equivalent of the amount payable in such other currency, as determined by the Trustee by


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

reference to the noon buying rate in The City of New York for cable transfers for such currency ("Exchange Rate"), as such Exchange Rate is reported or otherwise made available by the Federal Reserve Bank of New York on the date of such payment, or, if such rate is not then available, on the basis of the most recently available Exchange Rate. Notwithstanding the foregoing provisions of this Section 901, any payment made under such circumstances in the currency of the United States where the required payment is in a currency other than the currency of the United States will not constitute an Event of Default under this Indenture.

SECTION 902. Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default shall have occurred and be continuing, then in every such case the Trustee or the Holders of not less than thirty-three percentum (33%) in principal amount of the Securities then Outstanding may declare the principal amount (or, if any of the Securities are Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section 301) of all Securities then Outstanding to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon such declaration such principal amount (or specified amount), together with premium, if any, and accrued interest, if any, thereon, shall become immediately due and payable.

      At any time after such a declaration of acceleration of the Maturity of the Securities has been made, but before any sale of any of the Mortgaged Property has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article Nine, the Event of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if:

            (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                  (A) all overdue installments of interest on all Securities;

                  (B) the principal of and premium, if any, on any Securities then Outstanding which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities; and

                  (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

      and

            (2) all Events of Default with respect to Securities, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 917.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


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

SECTION 903. Entry upon Mortgaged Property.

      If an Event of Default shall have occurred and be continuing, the Company, upon demand of the Trustee and if and to the extent permitted by law, shall forthwith surrender to the Trustee the actual possession of, and the Trustee, by such officers or agents as it may appoint, may enter upon and take possession of, the Mortgaged Property; and the Trustee may hold, operate and manage the Mortgaged Property and make all needful repairs and such renewals, replacements, betterments and improvements as to the Trustee shall seem prudent; and the Trustee may receive the rents, issues, profits, revenues and other income of the Mortgaged Property, to the extent, if any, that the same shall not then constitute Excepted Property; and, after deducting the costs and expenses of entering, taking possession, holding, operating and managing the Mortgaged Property, as well as payments for insurance and taxes and other proper charges upon the Mortgaged Property prior to the Lien of this Indenture and reasonable compensation to itself, its agents and counsel, the Trustee may apply the same as provided in Section 907. Whenever all that is then due in respect of the principal of and premium, if any, and interest, if any, on the Securities and under any of the terms of this Indenture shall have been paid and all defaults hereunder shall have been cured or shall have been waived as provided in Section 917, the Trustee shall surrender possession of the Mortgaged Property to the Company.

SECTION 904. Power of Sale; Suits for Enforcement.

      If an Event of Default shall have occurred and be continuing, the Trustee, by such officers or agents as it shall appoint, with or without entry, in its discretion may, subject to the provisions of Section 916 and if and to the extent permitted by law:

            (1) Foreclosure. Sell, subject to applicable law, the Mortgaged Property.

                  (A) Foreclosure of Real Property. Mortgaged Property constituting real property shall be sold in accordance with this Section 904(1)(A). The sale shall be a public sale at auction held between 10 A.M. and 4 P.M. on the first Tuesday of a month. The sale shall take place at the county courthouse in the county in which the Mortgaged Property is located, or if it is located in more than one county, the sale will be made at the courthouse in one of those counties. The sale shall occur at the area at that courthouse which the commissioners' court of that county has designated as the place where such sales are to take place by designation recorded in the real property records of that county, or if no area is so designated, then the notice of sale shall designate the area at the courthouse where the sale covered by that notice is to take place, and the sale shall occur in that area. Notice of the sale shall include a statement of the earliest time at which the sale will occur and shall be given at least twenty-one (21) days before the date of the sale; (i) by posting at the courthouse door of each county in which the Mortgaged Property is located a written notice designating the county in which the Mortgaged Property will be sold; (ii) by filing in the Office of the County Clerk of each county in which the Mortgaged Property is located a copy of the notice posted under subsection
(1) above; and (iii) by the holders of the indebtedness to which this power of sale is related serving written notice of the sale by certified mail on each debtor who, according to the records of such holders, is obligated to pay such indebtedness. The sale shall begin at the time stated in the notice of sale or not later than three (3) hours after that time. Service of any notice under this
Section 904(1)(A) by certified mail is complete when the notice is deposited in the United States mail, postage prepaid


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

and addressed to the debtor entitled to it at that debtor's last known address as shown by the records of the Trustee and the Holders. The affidavit of a person knowledgeable of the facts to the effect that service was completed is prima facie evidence of service. After such written notice shall have been posted and filed, as aforesaid, and such notice shall have been served upon such debtor or debtors, as aforesaid, the Trustee (or his successor or substitute then acting) shall perform his duty to enforce this Indenture by selling the Mortgaged Property, either as an entirety or in parcels, by one sale or several sales, as the Trustee acting may elect, all rights to a marshalling of assets or sale in inverse order of alienation being WAIVED, as aforesaid to the highest bidder or bidders for cash, and make due conveyance to the purchaser or purchasers, with general warranty, and the title to such purchaser or purchasers, when so made by the Trustee acting, the Company binds itself, its successors and assigns, to warrant and forever defend against claims and demands of every person whomsoever lawfully claiming or to claim the same or any part thereof (such warranty to supersede any provision contained in this Indenture limiting the liability of the Company), subject to Permitted Liens and Liens and claims permitted in accordance with Section 606. The provisions of this Indenture with respect to posting and giving notices of sale are intended to comply with the provisions of Section 51.002 of the Texas Property Code as in force and effect as of the date hereof, and in the event the requirement for any notice under such Section 51.002 shall be eliminated or the prescribed manner of giving it shall be modified by future amendment to, or adoption of any statute superseding, such Section 51.002, the requirement for such particular notice shall be deemed stricken from or modified in this Indenture in conformity with such amendment or superseding statute, effective as of its effective date. The manner prescribed in this Indenture for serving or giving any notice, other than that to be posted or caused to be posted by the Trustee acting, shall not be deemed exclusive but such notice or notices may be given in any other manner permitted by applicable law. Said sale shall forever be a bar against the Company, its successors and assigns, and all other persons claiming under it. It is expressly agreed that the recitals in each conveyance to the purchaser shall be full evidence of the truth of the matters therein stated, and all lawful prerequisites to said sale shall be conclusively presumed to have been performed. The Trustee may require minimum bids at any foreclosure sale and may cancel and abandon the sale if no bid is received equal to or greater than any such minimum bid. For the avoidance of doubt, references to the term Mortgaged Property in this Section 904(1)(A) are references to all or a portion of the Mortgaged Property to be sold in accordance with this Section 904(1)(A) at any one time and not the Mortgaged Property in its entirety.

            (B) Foreclosure of Other Property. Mortgaged Property constituting property other than real property shall be sold in accordance with this Section 904(1)(B). In conducting the sale, the Trustee shall have all of the rights and remedies provided by applicable law or by this Indenture, including but not limited to the right to require the Company to assemble the Mortgaged Property and make it available to the Trustee at a place to be designated by the Trustee which is reasonably convenient to both the Trustee and the Company, the right to take possession of the Mortgaged Property with or without demand and with or without process of law and the right to sell and dispose of the same and distribute the proceeds according to Section 907 of this Indenture. Any requirement of reasonable notice shall be met if the Trustee sends such notice to the Company at least ten (10) days prior to the date of sale, disposition or other event giving rise to the required notice. The parties hereto further agree that any sale of the Mortgaged Property held contemporaneously with and upon the same notice as required in Section 904(1)(A) (for the real property) shall be deemed to be a public sale conducted in a


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

commercially reasonable manner. With respect to the Mortgaged Property that has become so attached to the real property that an interest therein arises under the real property law of the State of Texas, this Indenture shall also constitute a financing statement and a fixture filing under the Texas Uniform Commercial Code.

            (2) Judicial Foreclosure. In addition to the foregoing, proceed to protect and enforce its rights and the rights of the Holders under this Indenture by sale pursuant to judicial proceedings or by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the foreclosure of this Indenture or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Holders.

SECTION 905. Incidents of Sale.

      Upon any sale of any of the Mortgaged Property, whether made under the power of sale hereby given or pursuant to judicial proceedings, to the extent permitted by law:

            (1) the principal amount (or, if any of the Securities are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof as contemplated by Section
301) of all Outstanding Securities, if not previously due, shall at once become and be immediately due and payable, together with premium, if any, and accrued interest, if any, thereon;

            (2) any Holder or Holders or the Trustee may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Securities or claims for interest thereon in lieu of cash to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Securities, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show partial payment;

            (3) the Trustee may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

            (4) the Trustee is hereby irrevocably appointed the true and lawful attorney of the Company, in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property so sold; and for that purpose it may execute all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more persons, firms or corporations with like power, the Company hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof; but, if so requested by the Trustee or by any purchaser, the Company shall ratify and confirm any such sale or transfer by executing and delivering to the Trustee or to such purchaser or purchasers all proper deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request;


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

            (5) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Company of, in and to the property so sold shall be divested and such sale shall be a perpetual bar both at law and in equity against the Company, its successors and assigns, and against any and all persons claiming or who may claim the property sold or any part thereof from, through or under the Company; and

            (6) the receipt of the Trustee or of the officer making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money and such purchaser or purchasers and his or their assigns or personal representatives shall not, after paying such purchase money and receiving such receipt, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or non-application thereof.

SECTION 906. Collection of Indebtedness and Suits for Enforcement by Trustee.

      If an Event of Default described in clause (1) or (2) of Section 901 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securities with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 1007.

      If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

      The Trustee shall, to the extent permitted by law, be entitled to sue and recover judgment as aforesaid either before, during or after the pendency of any proceedings for the enforcement of the Lien of this Indenture, and in case of a sale of the Mortgaged Property or any part thereof and the application of the proceeds of sale as aforesaid, the Trustee, in its own name and as trustee of an express trust, shall be entitled to enforce payment of, and to receive, all amounts then remaining due and unpaid upon the Securities then Outstanding for principal, premium, if any, and interest, if any, for the benefit of the Holders thereof, and shall be entitled to recover judgment for any portion of the same remaining unpaid, with interest as aforesaid. No recovery of any such judgment by the Trustee and no levy of any execution upon any such judgment upon any of the Mortgaged Property or any other property of the Company shall affect or impair the Lien of this Indenture upon the Mortgaged Property or any part thereof or any rights, powers or remedies of the Trustee hereunder, or any rights, powers or remedies of the Holders.

SECTION 907. Application of Money Collected.

      Any money collected by the Trustee pursuant to this Article, including any rents, issues, profits, revenues and other income collected pursuant to Section 903 (after the deductions therein provided) and any proceeds of any sale (after deducting the costs and expenses of such sale,


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

including a reasonable compensation to the Trustee, its agents and counsel, and any taxes, assessments or Liens prior to the Lien of this Indenture, except any thereof subject to which such sale shall have been made), whether made under any power of sale herein granted or pursuant to judicial proceedings, and any money collected by the Trustee under Section 706, together with, in the case of an entry or sale or as otherwise provided herein, any other sums then held by the Trustee as part of the Mortgaged Property, shall be applied in the following order, to the extent permitted by law, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            First: To the payment of all amounts due the Trustee under Section 1007;

            Second: To the payment of the whole amount then due and unpaid upon the Outstanding Securities for principal and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected; and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal and interest, if any, thereon without any preference or priority, ratably according to the aggregate amount so due and unpaid, with any balance then remaining to the payment of premium, if any, and, if so specified as contemplated by Section 301 with respect to the Securities of any series, or any Tranche thereof, interest, if any, on overdue premium, if any, and overdue interest, if any, ratably as aforesaid, all to the extent permitted by applicable law; provided, however, that any money collected by the Trustee pursuant to Section 706 in respect of interest or pursuant to Section 903 shall first be applied to the payment of interest accrued on the principal of Outstanding Securities; and

            Third: To the payment of the remainder, if any, to the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

SECTION 908. Receiver.

      If an Event of Default shall have occurred and, during the continuance thereof, the Trustee shall have commenced judicial proceedings to enforce any right under this Indenture, the Trustee shall, to the extent permitted by law, be entitled, as against the Company, without notice or demand and without regard to the adequacy of the security for the Securities or the solvency of the Company, to the appointment of a receiver of the Mortgaged Property.

SECTION 909. Trustee May File Proofs of Claim.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective


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

of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (1) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section 1007) and of the Holders allowed in such judicial proceeding, and

            (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 1007.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 910. Trustee May Enforce Claims Without Possession of Securities.

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee under Section 1007, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 911. Limitation on Suits.

      No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver, assignee, trustee, liquidator or sequestor (or other similar official), or for any other remedy hereunder, unless:

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (2) the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such sixty (60) day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing himself of, any provision of this Indenture to affect, disturb or prejudice the Lien of this Indenture or the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 912. Unconditional Right of Holders to Receive Principal, Premium and Interest.

      Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 913. Restoration of Rights and Remedies.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

SECTION 914. Rights and Remedies Cumulative.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


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      Anything in this Article to the contrary notwithstanding, the availability of the remedies set forth herein (on an individual or cumulative basis) and the procedures set forth herein relating to the exercise thereof shall be subject to
(a) the law (including, for purposes of this paragraph, general principles of equity) of any jurisdiction wherein the Mortgaged Property or any part thereof is located to the extent that such law is mandatorily applicable and (b) the rights of the holder of any Lien prior to the Lien of this Indenture, and, if and to the extent that any provision of this Article conflicts with any provision of such applicable law and/or with the rights of the holder of any such prior Lien, such provision of law and/or the rights of such holder shall control.

SECTION 915. Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Nine or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 916. Control by Holders.

      If an Event of Default shall have occurred and be continuing, the Holders of not less than a majority in principal amount of the Securities then Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that:

            (1) such direction shall not be in conflict with any rule of law or with this Indenture;

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

            (3) subject to the provisions of Section 1001, the Trustee shall have the right to decline to follow such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, determine that the proceeding so directed would involve the Trustee in personal liability or would otherwise be contrary to applicable law.

SECTION 917. Waiver of Past Defaults.

      Before any sale of any of the Mortgaged Property and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as herein provided, the Holders of not less than a majority in principal amount of the Securities then Outstanding may on behalf of the Holders of all the Outstanding Securities waive any past default hereunder and its consequences, except a default:

            (1) in the payment of the principal of or any premium or interest on any Security Outstanding; or


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

            (2) in respect of a covenant or provision hereof which under Article Thirteen cannot be modified or amended without the consent of the Holder of each Outstanding Security of any series or Tranche affected.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 918. Undertaking for Costs.

      The Company and the Trustee agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 918 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than ten percentum (10%) in principal amount of the Securities then Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security, on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date). Neither this Section 918 nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or such an assessment in any proceeding instituted by the Company.

SECTION 919. Waiver of Appraisement, Usury, Stay and Other Laws.

      To the full extent that it may lawfully so agree, the Company shall not at any time set up, claim or otherwise seek to take the benefit or advantage of any appraisement, valuation, stay, extension or redemption law, now or hereafter in effect, in order to prevent or hinder the enforcement of this Indenture or the absolute sale of the Mortgaged Property, or any part thereof, or the possession thereof, or any part thereof, by any purchaser at any sale under this Article; and the Company, for itself and all who may claim under it, so far as it or they now or hereafter may lawfully do so, hereby waives the benefit of all such laws. The Company, for itself and all who may claim under it, waives, to the extent that it may lawfully do so, all right to have the Mortgaged Property marshalled upon any foreclosure of the Lien hereof, and agrees that any court having jurisdiction to foreclose the Lien of this Indenture may order the sale of the Mortgaged Property as an entirety.

                                  ARTICLE TEN.

                                   THE TRUSTEE

SECTION 1001. Certain Duties and Responsibilities.

      (1) Except during the continuance of an Event of Default, (A) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this


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Indenture, and no implied covenants or obligations shall be read into this
Indenture against the Trustee; and (B) in the absence of negligence or bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

            (2) In case an Event of Default shall have occurred and be continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (A) this subsection shall not be construed to limit the effect of Clause (1) of this Section;

                  (B) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (C) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders entitled to so direct the Trustee, as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (D) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 1002. Notice of Defaults.

      The Trustee shall give the Holders notice of any default hereunder in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 901(3), no such notice to Holders shall be given until at least seventy-five (75) days after the


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occurrence thereof. For the purpose of this Section 1002, the term "default"
means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

SECTION 1003. Certain Rights of Trustee.

      Subject to the provisions of Section 1001:

            (1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the General Partner shall be sufficiently evidenced by a General Partner Resolution;

            (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

            (4) the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

            (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (8) the Trustee is not required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Indenture;


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            (9) in the event the Trustee receives inconsistent or conflicting requests and indemnity from two or more groups of Holders, each representing less than a majority in aggregate principal amount of the Securities then Outstanding, the Trustee, in its sole discretion, may determine what action, if any, shall be taken;

            (10) the Trustee's immunities and protections from liability and its right to indemnification in connection with the performance of its duties under this Indenture shall extend to the Trustee's officers, directors, agents and employees. Such immunities and protections and right to indemnification, together with the Trustee's right to compensation, shall survive the Trustee's resignation or removal and final payment of the Securities; and

            (11) the Trustee is not required to take notice or deemed to have notice of any default or Event of Default hereunder, except Events of Default under Section 901(1) and (2), unless a Responsible Officer of the Trustee has actual knowledge thereof or has received notice in writing of such default or Event of Default from the Company or the holders of at least thirty-three percentum (33%) in aggregate principal amount of the Securities then Outstanding, and in the absence of any such notice, the Trustee may conclusively assume that no such default or Event of Default exists.

SECTION 1004. Not Responsible for Recitals or Issuance of Securities or
              Application of Proceeds.

      The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the value or condition of the Mortgaged Property or any part thereof, or as to the title of the Company thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder, or as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof or of any money paid to the Company or upon Company Order under any provision hereof. The Trustee shall have no responsibility to make or to see to the making of any recording, filing or registration of any instrument or notice (including any financing or continuation statement or any tax or securities form) (or any rerecording, refiling or reregistration of any thereof); at any time in any public office or elsewhere for the purpose of perfecting, maintaining the perfection of or otherwise making effective the Lien of this Indenture or for any other purpose and shall have no responsibility for seeing to the insurance on the Mortgaged Property or for paying any taxes relating to the Mortgaged Property or for otherwise maintaining the Mortgaged Property, including, but not limited to, attending to any environmental matters in respect thereof or disposing of any hazardous or other wastes located thereon.

SECTION 1005. May Hold Securities.

      Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its commercial banking or in any other capacity, may become the owner or pledgee of Securities and, subject to Sections 1008 and 1013, may


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

otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent. Each of said entities, in its commercial banking or in any other capacity, may also engage in or be interested in any financial or other transaction with the Company and, subject to Sections 1008 and 1013, may act as depository, trustee or agent for any committee of Holders of Securities secured hereby or other obligations of the Company as freely as if it were not Trustee, Authenticating Agent, Paying Agent or Security Registrar. The provisions of this Section shall extend to Affiliates of said entities.

SECTION 1006. Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 1007. Compensation and Reimbursement.

      The Company agrees:

            (1) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder in such amounts as the Company and the Trustee shall agree in writing from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

            (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including: (a) the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except those attributable to its negligence, willful misconduct or bad faith, and (b) any such loss, liability or expense relating to a hazardous substance or a violation by the Company of any environmental law.

      As security for the performance of the obligations of the Company under this Section 1007, the Trustee shall have a Lien (the "Trustee's Lien") secured by this Indenture prior to the Securities upon the Mortgaged Property and upon all other property and funds held or collected by the Trustee as such, other than property and funds held in trust under Section 803 (except moneys payable to the Company as provided in Section 803). "Trustee" for purposes of this
Section 1007 shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.


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      The Trustee shall notify the Company promptly of any claim for which it may seek indemnity under this Section 1007. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and, in the event the subject matter of the claim involves a conflict of interest between the Company and the Trustee, the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

      In the event the Trustee incurs expenses or renders services in any proceedings which result from an Event of Default under Section 901(4) or (5), or from any default which, with the passage of time, would become such Event of Default, the expenses so incurred and compensation for services so rendered are intended to constitute expenses of administration under the United States Bankruptcy Code or equivalent law.

SECTION 1008. Conflicting Interests.

      If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

SECTION 1009. Corporate Trustee Required; Eligibility.

      There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least Fifty Million Dollars ($50,000,000). If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 1009 and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section 1009, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Ten.

SECTION 1010. Resignation and Removal; Appointment of Successor.

            (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Ten shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 1011.

            (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 1011 shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.


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

            (3) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

            (4) If at any time:

                  (A) the Trustee shall fail to comply with Section 1008 after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months; or

                  (B) the Trustee shall cease to be eligible under Section 1009 and shall fail to resign after written request therefor by the Company or by any such Holder; or

                  (C) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (a) the Company, acting pursuant to the authority of a General Partner Resolution, may remove the Trustee with respect to all Securities, or (b) subject to Section 918, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

            (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause (other than as contemplated in subclause (B) in clause (4) of this Section), with respect to the Securities of one or more series, the Company, by a General Partner Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series) and shall comply with the applicable requirements of
Section 1011. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of such series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 1011, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of such series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 1011, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (6) So long as no event which is, or after notice or lapse of time, or both, would become, an Event of Default shall have occurred and be continuing, if the Company shall have delivered to the Trustee (i) a General Partner Resolution appointing a successor Trustee, effective as of a date specified therein, and (ii) an instrument of acceptance of such appointment,


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effective as of such date, by such successor Trustee in accordance with Section
1011, the Trustee shall be deemed to have resigned as contemplated in clause (2) of this Section, the successor Trustee shall be deemed to have been appointed pursuant to clause (5) of this Section and such appointment shall be deemed to have been accepted as contemplated in Section 1011, all as of such date, and all other provisions of this Section and Section 1011 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this clause (6).

            (7) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section
109. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 1011. Acceptance of Appointment by Successor.

            (1) In case of the appointment hereunder of a successor Trustee with respect to any series of Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

            (2) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in clause (1) of this Section.

            (3) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Ten.

SECTION 1012. Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Ten, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 1013. Preferential Collection of Claims Against Company.


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

      If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act)), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). For purposes of Section 311(b)(4) and (6) of the Trust Indenture Act:

            (1) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks and payable upon demand; and

            (2) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company (or any such obligor) for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a Lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company (or any such obligor) arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 1014. Co-trustees and Separate Trustees.

            (1) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Mortgaged Property may at the time be located, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least thirty-three percentum (33%) in principal amount of the Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee and, if no Event of Default shall have occurred and be continuing, by the Company either to act as co-trustee, jointly with the Trustee, of all or any part of the Mortgaged Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within fifteen
(15) days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

            (2) Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

            (3) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:


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

                  (A) the Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with the Trustee hereunder shall be exercised solely by the Trustee;

                  (B) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

                  (C) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

                  (D) neither the Trustee nor any co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (E) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

SECTION 1015. Appointment of Authenticating Agent.

      The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities of one or more series, or any Tranche thereof which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series or Tranche issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State or Territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than Fifty Million Dollars ($50,000,000) and subject to supervision or examination by Federal or State authority. If


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such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 1015, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 1015, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 1015.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section 1015, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 1015, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 109 to all Holders of Securities of the series or Tranche with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 1015.

      The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 1015, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 1007.

      If an appointment with respect to the Securities of one or more series, or any Tranche thereof, shall be made pursuant to this Section 1015, the Securities of such series or Tranche may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: _____________

                                              _______________________,
                                                            as Trustee


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                                         By: _____________________________,
                                               as Authenticating Agent


                                         By: ______________________________
                                                   Authorized Officer

      If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 105 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

SECTION 1016. Environmental Matters.

      Notwithstanding any other provision of this Indenture, the Trustee shall have the power and the right, but not the duty, to:

            (1) refuse to accept property as Mortgaged Property if the Trustee determines, based upon a report of an environmental science engineering firm acceptable to it, that such property either is contaminated by any hazardous substance or is being used or has been used for any activity directly or indirectly involving a hazardous substance which would result in liability to the Mortgaged Property or the Trustee or otherwise impair the value of the Mortgaged Property; and

            (2) disclaim any power (including, without limitation, the power to sell any Mortgaged Property) granted by the Indenture or any statute or rule of law, the exercise of which power may, in the sole discretion of the Trustee, as advised by counsel, cause the Trustee to incur corporate or personal liability under any environmental law.

      For purposes of this Section and Section 1007(3), the term "environmental law" means any federal, state or local law, rule, regulation or ordinance relating to the protection of the environment or human health. For purposes of this Section, the term "hazardous substance" means any substance defined as hazardous or toxic or otherwise regulated by any environmental law. The Trustee shall not be liable or responsible to the Company or any other party for any decrease in value of the Mortgaged Property by reason of availing itself of the rights granted by this Section or by reason of the Trustee's compliance with any environmental law, specifically including any reporting requirement under any such law. Neither the acceptance by the Trustee of property or a failure by the Trustee to inspect property shall be deemed to create any inference that there is or may be liability under any environmental law with respect to such property.


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

                                ARTICLE ELEVEN.

                LISTS OF HOLDERS; REPORTS BY TRUSTEE AND COMPANY

SECTION 1101. Company to Furnish Trustee Names and Addresses of Holders.

      The Company will furnish or cause to be furnished to the Trustee:

            (1) semi-annually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the preceding January 1 or July 1 as the case may be; and

            (2) at such other times as the Trustee may request in writing, within thirty (30) days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than fifteen (15) days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be Security Registrar for Securities of a series, no such list need be furnished with respect to such series of Securities.

SECTION 1102. Preservation of Information; Communications to Holders.

      The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 1101 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 1101 upon receipt of a new list so furnished.

      The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

      Every Holder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 1103. Reports by Trustee.

      The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

      Reports so required to be transmitted at stated intervals of not more than twelve (12) months shall be transmitted no later than January 31 in each calendar year, commencing with the first January 31 after the first issuance of Securities under this Indenture.


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

      A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company.

SECTION 1104. Reports by Company.

      The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act. The Company will notify the Trustee when any Securities are listed on any stock exchange.

                                ARTICLE TWELVE.

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 1201. Company May Consolidate, Etc., Only on Certain Terms.

      The Company shall not consolidate with or merge into any other Person or convey, transfer or lease, subject to the Lien of this Indenture, all of the Mortgaged Property as or substantially as an entirety to any Person, unless:

            (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease all of the Mortgaged Property as or substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the Mortgaged Property as or substantially as an entirety shall be a Person organized and validly existing under the laws of the United States, any State or Territory thereof or the District of Columbia (such Person being hereinafter sometimes called the "Successor Corporation") and shall execute and deliver to the Trustee an indenture supplemental hereto, in form satisfactory to the Trustee, which:

                  (A) in the case of a consolidation, merger, conveyance or other transfer, or in the case of a lease if the term thereof extends beyond the last Stated Maturity of the Securities then Outstanding, contains an express assumption by the Successor Corporation of the due and punctual payment of the principal of and premium, if any, and interest, if any, on all the Securities then Outstanding and the performance and observance of every covenant and condition of this Indenture to be performed or observed by the Company; and

                  (B) in the case of a consolidation, merger, conveyance or other transfer, contains a grant, conveyance, transfer and mortgage by the Successor Corporation, of the same tenor of the Granting Clauses herein:

                        (i) confirming the Lien of this Indenture on the Mortgaged Property (as constituted immediately prior to the time such transaction became effective) and subjecting to the Lien of this Indenture all property, real, personal and mixed, thereafter acquired by the Successor Corporation which shall constitute an improvement, extension or addition to the Mortgaged Property (as so constituted) or a renewal, replacement or substitution of or for any part thereof; and


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

                        (ii) at the election of the Successor Corporation subjecting to the Lien of this Indenture such property, real, personal or mixed, in addition to the property described in clause (i) of this Section, then owned or thereafter acquired by the Successor Corporation as the Successor Corporation shall, in its sole discretion, specify or describe therein, and the Lien confirmed or created by such grant, conveyance, transfer and mortgage shall have force, effect and standing similar to those which the Lien of this Indenture would have had if the Company had not been a party to such consolidation, merger, conveyance or other transfer and had itself, after the time such transaction became effective, purchased, constructed or otherwise acquired the property subject to such grant, conveyance, transfer and mortgage;

            (2) in the case of a lease, such lease shall be made expressly subject to termination by the Company or by the Trustee at any time during the continuance of an Event of Default, and also by the purchaser of the property so leased at any sale thereof hereunder, whether such sale be made under the power of sale hereby conferred or pursuant to judicial proceedings;

            (3) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

            (4) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture, comply with this Article Twelve and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 1202. Successor Corporation Substituted.

      Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease, subject to the Lien of this Indenture, of the Mortgaged Property as or substantially as an entirety in accordance with Section 1201, the Successor Corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Successor Corporation had been named as the Company herein. Without limiting the generality of the foregoing:

            (1) all property of the Successor Corporation then subject to the Lien of this Indenture, of the character described in Section 103, shall constitute Property Additions;

            (2) the Successor Corporation may execute and deliver to the Trustee, and thereupon the Trustee shall, subject to the provisions of Article Four, authenticate and deliver, Securities upon any basis provided in Article Four; and

            (3) the Successor Corporation may, subject to the applicable provisions of this Indenture, cause Property Additions to be applied to any other Authorized Purpose.

      All Securities so executed by the Successor Corporation, and authenticated and delivered by the Trustee, shall in all respects be entitled to the benefit of the Lien of this Indenture equally


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

and ratably with all Securities executed, authenticated and delivered prior to the time such consolidation, merger, conveyance or other transfer became effective.

SECTION 1203. Extent of Lien Hereof on Property of Successor Corporation.

      Unless, in the case of a consolidation, merger, conveyance or other transfer contemplated by Section 1201, the indenture supplemental hereto contemplated in clause (1)(B) in Section 1201, or any other indenture, contains a grant, conveyance, transfer and mortgage by the Successor Corporation as described in subclause (ii) thereof, neither this Indenture nor such supplemental indenture shall become or be, or be required to become or be, a Lien upon any of the properties:

            (1) owned by the Successor Corporation or any other party to such transaction (other than the Company) immediately prior to the time of effectiveness of such transaction; or

            (2) acquired by the Successor Corporation at or after the time of effectiveness of such transaction, except, in either case, properties acquired from the Company in or as a result of such transaction and improvements, extensions and additions to such properties and renewals, replacements and substitutions of or for any part or parts thereof.

SECTION 1204. Release of Company upon Conveyance or Other Transfer.

      In the case of a conveyance or other transfer to any Person or Persons as contemplated in Section 1201, upon the satisfaction of all the conditions specified in Section 1201, the Company (such term being used in this Section without giving effect to such transaction) shall be released and discharged from all obligations and covenants under this Indenture and on and under all Securities then Outstanding (unless the Company shall have delivered to the Trustee an instrument in which it shall waive such release and discharge) and the Trustee shall acknowledge in writing that the Company has been so released and discharged.

SECTION 1205. Merger into Company; Extent of Lien Hereof.

            (1) Nothing in this Indenture shall be deemed to prevent or restrict any consolidation or merger after the consummation of which the Company would be the surviving or resulting corporation or any conveyance or other transfer, or lease, subject to the Lien of this Indenture, of any part of the Mortgaged Property which does not constitute the entirety, or substantially the entirety, thereof.

            (2) Unless, in the case of a consolidation or merger described in clause (1) of this Section, an indenture supplemental hereto shall otherwise provide, this Indenture shall not become or be, or be required to become or be, a Lien upon any of the properties acquired by the Company in or as a result of such transaction or any improvements, extensions or additions to such properties or any renewals, replacements or substitutions of or for any part or parts thereof.


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

                               ARTICLE THIRTEEN.

                             SUPPLEMENTAL INDENTURES

SECTION 1301. Supplemental Indentures Without Consent of Holders.

      Without the consent of any Holders, the Company, when authorized by a General Partner Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company, or successive successions, and the assumption by any such successor of the covenants, agreements and obligations of the Company herein and in the Securities, all as provided in Article Twelve; or

            (2) to add one or more covenants of the Company or other provisions for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, all or any series of Securities, or any Tranches thereof (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

            (3) to correct or amplify the description of any property at any time subject to the Lien of this Indenture; or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the Lien of this Indenture; or to subject to the Lien of this Indenture additional property (including property of Persons other than the Company), to specify any additional Permitted Liens with respect to such additional property and to modify Section 702 in order to specify therein any additional items with respect to such additional property; or

            (4) to establish the form or terms of Securities of any series or Tranche as permitted by Sections 201 and 301; or

            (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 1011; or

            (6) to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series or Tranche of, the Securities; or

            (7) to change any place or places where (A) the principal of and premium, if any, and interest, if any, on all or any series of Securities, or any Tranche thereof, shall be payable, (B) all or any series of Securities, or any Tranche thereof, may be surrendered for registration of transfer, (C) all or any series of Securities, or any Tranche thereof, may be surrendered for exchange and (D) notices and demands to or upon the Company in respect of all or any series of Securities, or any Tranche thereof, and this Indenture may be served; or

            (8) to cure any ambiguity, to correct or supplement any provision in this Indenture which may be defective or inconsistent with any other provision herein, or to make any other additions to, deletions from or other changes to the provisions under this Indenture, provided that such additions, deletions and/or other changes shall not adversely affect the interests of the Holders of Securities of any series or Tranche in any material respect; or

            (9) to provide for the authentication and delivery of bearer bonds and coupons appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the Holders thereof, and for any and all other matters incidental thereto; or

            (10) to comply with the rules or regulations of any securities exchange or automated quotation system on which any of the Securities may be listed or traded; or

            (11) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar federal statute hereafter enacted.

Without limiting the generality of the foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture, as originally executed and delivered, or at any time thereafter shall be amended and if any such amendment shall require one or more changes to any provisions hereof or the inclusion herein of any additional provisions, or shall by operation of law be deemed to effect such changes or incorporate such provisions by reference or otherwise, this Indenture shall be deemed to have been amended so as to conform to such amendment to the Trust Indenture Act, and the Company and the Trustee may, without the consent of any Holders, enter into an indenture supplemental hereto to evidence such amendment hereof.

SECTION 1302. Supplemental Indentures With Consent of Holders.

      Subject to the provisions of Section 1301, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under this Indenture, considered as one class, by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding

Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall:

            (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or the amount of any installment of interest thereon or change the method of calculating such rate or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 902, or change the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
Date) without the consent of the Holder of such Security; or

            (2) permit the creation of any Lien (not otherwise permitted hereby) ranking prior to the Lien of this Indenture with respect to all or substantially all of the Mortgaged Property, or (except by virtue of a supplemental indenture described in clause (9) in Section 1301) terminate the Lien of this Indenture on all or substantially all of the Mortgaged Property or deprive the Holders of the benefit of the Lien of this Indenture, without, in any such case, the consent of the Holders of all Securities then Outstanding; or

            (3) reduce the percentage in principal amount of the Outstanding Securities of any series, or any Tranche thereof, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver (of compliance with any provision of this Indenture or any default hereunder and its consequence), or reduce the requirements for quorum or voting provided for in this Indenture without the consent of the Holder of each Outstanding Security of such series; or

            (4) modify any of the provisions of this Section 1302, Section 917 or Section 609, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived, without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 1302 and Section 609, or the deletion of this proviso, in accordance with the requirements of Sections 1011 and 1301(5).

      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of, or that is to remain in effect only so long as there shall be Outstanding, one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or Tranche.

      It shall not be necessary for any Act of Holders under this Section 1302 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 1303. Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Thirteen or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 1001) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 1304. Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article Thirteen, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 1305. Conformity with Trust Indenture Act.

      Every supplemental indenture executed pursuant to this Article Thirteen shall conform to the requirements of the Trust Indenture Act.

SECTION 1306. Reference in Securities to Supplemental Indentures.

      Securities of any series, or any Tranche thereof, authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Thirteen may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series, or any Tranche thereof, so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series or Tranche.

SECTION 1307. Modification Without Supplemental Indenture.

      To the extent, if any, that the terms of any particular series of Securities shall have been established in or pursuant to a General Partner Resolution or an Officer's Certificate pursuant to a supplemental indenture or a General Partner Resolution as contemplated by Section 301, and not in a supplemental indenture, additions to, changes in or the elimination of any of such terms may be effected by means of a supplemental General Partner Resolution or a supplemental Officer's Certificate, as the case may be, delivered to, and accepted by, the Trustee, provided, however, that such supplemental General Partner Resolution or supplemental Officer's Certificate shall not be accepted by the Trustee or otherwise be effective unless all conditions set forth in this Indenture which would be required to be satisfied if such additions, changes or


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

elimination were contained in a supplemental indenture shall have been appropriately satisfied. Upon the acceptance thereof by the Trustee, any such supplemental General Partner Resolution or supplemental Officer's Certificate shall be deemed to be a "supplemental indenture" for purposes of Section 1304 and 1306 and a "supplemental indenture", "indenture supplemental" to this Indenture or "instrument" supplemental to this Indenture for purposes of Section 608.

                               ARTICLE FOURTEEN.

                   MEETINGS OF HOLDERS; ACTION WITHOUT MEETING

SECTION 1401. Purposes for Which Meetings May Be Called.

      A meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series or Tranches.

SECTION 1402. Call, Notice and Place of Meetings.

            (1) The Trustee may at any time call a meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, for any purpose specified in Section 1401, to be held at such time and (except as provided in clause (2) of this Section 1402) at such place in the Borough of Manhattan, the City of New York, as the Trustee shall determine, or, with the approval of the Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 109, not less than twenty-one (21) nor more than one hundred eighty (180) days prior to the date fixed for the meeting.

            (2) The Trustee may be asked to call a meeting of the Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, by the Company or by the Holders of thirty-three percentum (33%) in aggregate principal amount of all of such series and Tranches, considered as one class, for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting. If the Trustee shall have been asked by the Company to call such a meeting, the Company shall determine the time and place for such meeting and may call such meeting by giving notice thereof in the manner provided in clause (1) of this Section, or shall direct the Trustee, in the name and at the expense of the Company, to give such notice. If the Trustee shall have been asked to call such a meeting by Holders in accordance with this clause (2), and the Trustee shall not have given the notice of such meeting within twenty-one (21) days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Holders of Securities of such series and Tranches, in the principal amount above specified, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (1) of this Section.

            (3) Any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, shall be valid without notice if the Holders of all Outstanding Securities of such series or Tranches are present in person or by proxy and if representatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Securities of such series, or any Tranche or Tranches thereof, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

SECTION 1403. Persons Entitled to Vote at Meetings.

      To be entitled to vote at any meeting of Holders of Securities of one or more, or all, series, or any Tranche or Tranches thereof, a Person shall be (a) a Holder of one or more Outstanding Securities of such series or Tranches or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series or Tranches by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series or Tranche shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1404. Quorum; Action.

      The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which a meeting shall have been called as herein before provided, considered as one class, shall constitute a quorum for a meeting of Holders of Securities of such series and Tranches; provided, however, that if any action is to be taken at such meeting which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series and Tranches, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 1405, notice of the reconvening of any meeting adjourned for more than thirty (30) days shall be given as provided in Section 109 not less than ten (10) days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series and Tranches which shall constitute a quorum.

      Except as limited by Section 1302, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series and Tranches with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series and Tranches, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series and Tranches, considered as one class.

      Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series and Tranches with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

SECTION 1405. Attendance at Meetings; Determination of Voting Rights; Conduct
              and Adjournment of Meetings.

            (1) Attendance at meetings of Holders may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder (except as provided in Section 107) of such Securities before being voted.

            (2) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the holding of such Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations and approved by the Company, the holding of Securities shall be proved in the manner specified in Section 107 and the appointment of any proxy shall be proved in the manner specified in Section
107. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 107 or other proof.

            (3) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 1402(2), in which case the Company or the Holders of Securities of the series and Tranches calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class.

            (4) At any meeting each Holder or proxy shall be entitled to one vote for each One Thousand Dollars ($1,000) principal amount of Outstanding Securities held or represented by such Holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

            (5) Any meeting duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series and Tranches represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

SECTION 1406. Counting Votes and Recording Action of Meetings.

      The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities, of the series and Tranches with respect to which the meeting shall have been called, held or represented by them. The permanent chairman of the meeting shall appoint two (2) inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 1407. Action Without Meeting.

      In lieu of a vote of Holders at a meeting as herein before contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by one or more written instruments as provided in Section 106.

                                ARTICLE FIFTEEN.

   IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS, DIRECTORS AND EMPLOYEES

SECTION 1501. Exemption from Individual Liability.

      No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company or any predecessor or successor corporation or company, either directly or through the Company or any predecessor or successor corporation or company or any Successor Corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatsoever shall attach to, or is or shall be incurred by, the incorporators, members, managers, stockholders, officers, directors, or employees, as such, of the Company or any predecessor or successor corporation or company, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, member, manager, stockholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                   TEXAS GENCO, LP


                                   By: TEXAS GENCO GP, LLC

                                       By: /s/ Marc Kilbride
                                           -----------------------------------
                                           Name:  Marc Kilbride
                                           Title: Vice President and Treasurer


                                   JPMORGAN CHASE BANK, as Trustee

                                   By: /s/ Carol Logan
                                       ---------------------------------------
                                       Name:  Carol Logan
                                       Title: Vice President and Trust Officer

                                                                       EXHIBIT A

                                  REAL PROPERTY

A. S. R. BERTRON ELECTRIC GENERATING STATION (2012 Miller Cut-Off Road, Deer Park, Harris County, Texas)

      1. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the S. R. Bertron Electric Generating Station filed for record under Clerk's File No. W048257 and Film Code No. ###-##-#### in the Real Property Records of HARRIS COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      2. The easements and appurtenant rights conveyed by the Company pursuant to that certain Easement and Covenant Agreement related to the S. R. Bertron Electric Generating Station filed for record under Clerk's File No. W048258 and Film Code No. 555-89-2094 in the Real Property Records of HARRIS COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

      3. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to Barnes Island at S. R. Bertron Electric Generating Station filed for record under Clerk's File No. W048259 and Film Code No. 555-89-2199 in the Real Property Records of HARRIS COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      4. The easements and appurtenant rights conveyed by the Company pursuant to that certain Assignment and Conveyance of Easements related to S. R. Bertron Electric Generating Station filed for record under Clerk's File No. W048260 and Film Code No. 555-89-2219 in the Real Property Records of HARRIS COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

B. CEDAR BAYOU ELECTRIC GENERATING STATION (7705 Old West Bay Boulevard, Eldon, Chambers County, Texas)

      1. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the Cedar Bayou Electric Generating Station filed for record under Clerk's File No. 6952B and Volume 575, Page 835 in the Real Property Records of

            CHAMBERS COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      2. The easements and appurtenant rights conveyed by the Company pursuant to that certain Easement and Covenant Agreement related to the Cedar Bayou Electric Generating Station filed for record under Clerk's File No. 6953B and Volume 576, Page 1 in the Real Property Records of CHAMBERS COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

      3. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the Fisher tracts and Intake Canal at Cedar Bayou Electric Generating Station filed for record under Clerk's File No. W048261 and Film Code No. 555-89-2222 in the Real Property Records of HARRIS COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      4. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Special Warranty Deed related to the Conference Center at Cedar Bayou Electric Generating Station filed for record under Clerk's File No. 6955B and Volume 576, Page 100 in the Real Property Records of CHAMBERS COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      5. The easements and appurtenant rights conveyed by the Company pursuant to that certain Assignment Agreement related to five easements comprising part of the Cooling Pond at the Cedar Bayou Electric Generating Station filed for record under Clerk's File No. 6954B and Volume 576, Page 88 in the Real Property Records of CHAMBERS COUNTY, TEXAS.

      6. Interests conveyed by the Company pursuant to that certain Assignment of Fencing License related to the Fisher Tracts at the Cedar Bayou Electric Generating Station filed for record under Clerk's File No. W048264 and Film Code No. 555-89-2245 in the Real Property Records of HARRIS COUNTY, TEXAS.

      7. The easements and appurtenant rights conveyed by the Company pursuant to that certain Easement Agreement relating to the Cooling Pond Fishing License at the Cedar Bayou Electric Generating Station filed for record under Clerk's File No. 6956B and Volume 576, Page 111 in the Real Property Records of CHAMBERS COUNTY, TEXAS.

C. H.O. CLARKE ELECTRIC GENERATING STATION (12100 Hiram Clark Road, Houston, Harris County, Texas)

      1. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the H.O. Clark Electric Generating Station filed for record under Clerk's File No. W048265 and Film Code No. ###-##-#### in the Real Property Records of HARRIS COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      2. The easements and appurtenant rights conveyed by the Company pursuant to that certain Easement and Covenant Agreement related to the H.O. Clark Electric Generating Station filed for record under Clerk's File No. W048266 and Film Code No. 555-89-2302 in the Real Property Records of HARRIS COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

D. DEEPWATER ELECTRIC GENERATING STATION (901 Light Company Road, Pasadena, Harris County, Texas)

      1. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the Deepwater Electric Generating Station filed for record under Clerk's File No. W048267 and Film Code No. ###-##-#### in the Real Property Records of HARRIS COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      2. The easements and appurtenant rights conveyed by the Company pursuant to that certain Easement and Covenant Agreement related to the Deepwater Electric Generating Station filed for record under Clerk's File No. W048268 and Film Code No. 555-89-2426 in the Real Property Records of HARRIS COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

E. GREENS BAYOU ELECTRIC GENERATING STATION (12070 Beaumont Highway, Houston, Harris County, Texas

      1. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the Greens Bayou Electric Generating Station filed for record under Clerk's File No. W048269 and Film Code No. ###-##-#### in the Real Property Records of HARRIS COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      2. The easements and appurtenant rights conveyed by the Company pursuant to that certain Easement and Covenant Agreement related to the Greens Bayou Electric Generating Station filed for record under Clerk's File No. W048270 and Film Code No. 555-89-2569 in the Real Property Records of HARRIS COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

      3. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the offsite Fore-Bay Cooling Pond at Greens Bayou Electric Generating Station filed for record under Clerk's File No. W048271 and Film Code No. 555-89-2659 in the Real Property Records of HARRIS COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      4. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Easement and Conveyance related to the offsite Fore-Bay Water Line, Supervisory Cable and Metering Station at Greens Bayou Electric Generating Station filed for record under Clerk's File No. W048272 and Film Code No. 555-89-2670 in the Real Property Records of HARRIS COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

      5. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Partial Assignment and Conveyance related to the offsite Fore-Bay Water Line and Supervisory Cable at Greens Bayou Electric Generating Station filed for record under Clerk's File No. W048273 and Film Code No. 555-89-2708 in the Real Property Records of HARRIS COUNTY, TEXAS.

F. LIMESTONE ELECTRIC GENERATING STATION (Route 1, Box 85, Jewett, Limestone County, Texas, Limestone, Leon and Freestone Counties, Texas)

      1. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the Limestone Electric Generating Station filed for record under Clerk's File No. 024120 and Volume 1092, Page 397 in the Real Property Records of LIMESTONE COUNTY, TEXAS, under Clerk's File No. 00302738 and Volume 1120, Page 395 in the Real Property Records of LEON COUNTY, TEXAS and under Clerk's File No. 2006184 and Volume 1210, Page 1 in the Real Property Records of FREESTONE COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      2. The easements and appurtenant rights conveyed by the Company pursuant to that certain Easement and Covenant Agreement related to the Limestone Electric Generating Station filed for record under Clerk's File No. 024121 and Volume 1092, Page 458 in the Real Property Records of LIMESTONE COUNTY, TEXAS, under Clerk's File No. 00302729 and Volume 1120, Page 456 in the Real Property Records of LEON COUNTY, TEXAS and under Clerk's File No. 2006185 and Volume 1210, Page 62 in the Real Property Records of FREESTONE COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

      3. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the Conference Center at Limestone Electric Generating Station filed for record under Clerk's File No. 024122 and Volume 1092, Page 554 in the Real Property Records of LIMESTONE COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      4. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the offsite Limestone Water Line(s) at Limestone Electric Generating Station filed for record under Clerk's File No. 00302730 and Volume 1120, Page 552 in the Real Property Records of LEON COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      5. The easements, facilities and appurtenant rights conveyed by the Company pursuant to that certain Easement and Conveyance related to the offsite Limestone Water Line(s) at Limestone Electric Generating Station filed for record under Clerk's File No. 00302731 and Volume 1120, Page 563 in the Real Property Records of LEON COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

      6. The easements, facilities and appurtenant rights conveyed by the Company pursuant to that certain Easement and Conveyance related to the offsite Limestone Water Line(s) at Limestone Electric Generating Station filed for record under Clerk's File No. 024123 and Volume 1092, Page 568 in the Real Property Records of LIMESTONE COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

      7. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Assignment and Conveyance related to the offsite Limestone Water Line(s) at Limestone Electric Generating Station filed for record under Clerk's File No. 00302732 and Volume 1120, Page 598 in the Real Property Records of LEON COUNTY, TEXAS.

      8. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Partial Assignment and Conveyance related to the offsite Limestone Water Line(s) at Limestone Electric Generating Station filed for record under Clerk's File No. 00302733 and Volume 1120, Page 613 in the Real Property Records of LEON COUNTY, TEXAS.

G. W.A. PARISH ELECTRIC GENERATING STATION (2500 Y.U. Jones Road, Thompson, Fort Bend County, Texas)

      1. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the W.A. Parish Electric Generating Station filed for record under Clerk's File No. 2002094433 in the Real Property Records of FORT BEND COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      2. The easements and appurtenant rights conveyed by the Company pursuant to that certain Easement and Covenant Agreement related to the W.A. Parish Electric Generating Station filed for record under Clerk's File No. 2002094434 in the Real Property Records of FORT BEND COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

      3. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the offsite Rail Line Fee Tracts at W.A. Parish Electric Generating Station filed for record under Clerk's File No. 2002094435 in the Real Property Records of FORT BEND COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      4. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the offsite Richmond Rice Canal at W.A. Parish Electric Generating Station filed for record under Clerk's File No. 2002094439 in the Real Property Records of FORT BEND COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      5. The facilities and appurtenances thereto conveyed by the Company pursuant to that certain Assignment and Conveyance related to the offsite Rail Spur Easement and offsite Smithers Lake Road easement at W.A. Parish Electric Generating Station filed for record under Clerk's File No. 2002094436 in the Real Property Records of FORT BEND COUNTY, TEXAS.

      6. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Assignment and Conveyance related to the offsite Richmond Rice Canal at W.A. Parish Electric Generating Station filed for record under Clerk's File No. 2002094438 in the Real Property Records of FORT BEND COUNTY, TEXAS.

H. P.H. ROBINSON ELECTRIC GENERATING STATION (5501 State Highway 146, Bacliff, Galveston County, Texas)

      1. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the P.H. Robinson Electric Generating Station filed for record under Clerk's File No. 2002050899 and Film Code No. ###-##-#### in the Real Property Records of GALVESTON COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      2. The easements and appurtenant rights conveyed by the Company pursuant to that certain Easement and Covenant Agreement related to the P.H. Robinson Electric Generating Station filed for record under Clerk's File No. 2002050900 and Film Code No. 017-36-0282 in the Real Property Records of GALVESTON COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

      3. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to four Spoils Tracts at P.H. Robinson Electric Generating Station filed for record under Clerk's File No. 2002050901 and Film Code No. 017-36-0403 in the Real Property Records of GALVESTON COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

I. SAN JACINTO STEAM ELECTRIC GENERATING STATION (845 Sens Road, LaPorte, Harris County, Texas)

      1. The interest in that certain tract of land more particularly described on Exhibit A-1 attached hereto and improvements thereon and appurtenances thereto related to the San Jacinto Steam Electric Generating Station which is covered by the Mortgage.

      2. That certain Easement and Covenant Agreement related to the San Jacinto Steam Electric Station filed for record under Clerk's File No. W048250 and Film Code No. 555-89-1794 in the Real Property Records of HARRIS COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee or leasehold title to the land covered by such easements).

J.    SOUTH TEXAS POWER PLANT (P.O. Box 289, Wadsworth, Matagorda County, Texas)

      1. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the South Texas Power Plant filed for record under Clerk's File No. 025924 in the Real Property Records of MATAGORDA COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

K. WEBSTER ELECTRIC GENERATING STATION (19801 Old Galveston Road, Webster, Harris County, Texas)

      1. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the Webster Electric Generating Station filed for record under Clerk's File No. W048251 and Film Code No. ###-##-#### in the Real Property Records of HARRIS COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein) (save and except the portion thereof described in Schedules 2A and 2B of the Deed described in this paragraph).

      2. The easements and appurtenant rights conveyed by the Company pursuant to that certain Easement and Covenant Agreement related to the Webster Electric Generating Station filed for record under Clerk's File No. W048252 and Film Code No. 555-89-1877 in the Real Property Records of HARRIS COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

      3. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the offsite Webster Discharge Canals at Webster Electric Generating Station filed for record under Clerk's File No. W048253 and Film Code No. 555-89-1969 in the Real Property Records of HARRIS COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      4. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the offsite Webster Discharge Canals at Webster Electric Generating Station filed for record under Clerk's File No. 2002050903 and Film Code No. 017-36-0433 in the Real Property Records of GALVESTON COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      5. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Easement and Conveyance related to the offsite Webster Discharge Canals at Webster Electric Generating Station filed for record under Clerk's File No. W048254 and Film Code No. ###-##-#### in the Real Property Records of HARRIS COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

      6. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Easement and Conveyance related to the offsite Webster Discharge Canals at Webster Electric Generating Station filed for record under Clerk's File No. 2002050904 and Film Code No. ###-##-#### in the Real Property Records of GALVESTON COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

      7. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Assignment and Conveyance related to the offsite Webster Discharge Canals at Webster Electric Generating Station filed for record under Clerk's File No. W048255 and Film Code No. 555-89-2017 in the Real Property Records of HARRIS COUNTY, TEXAS.

      8. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Assignment and Conveyance related to the offsite Webster Discharge Canals at Webster Electric Generating Station filed for record under Clerk's File No. 2002050905 and Film Code No. 017-36-0483 in the Real Property Records of GALVESTON COUNTY, TEXAS.

      9. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the Submerged Tract at Webster Electric Generating Station filed for record under Clerk's File No. W048256 and Film Code No. 555-89-2030 in the Real Property Records of HARRIS COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

L. T.H. WHARTON ELECTRIC GENERATING STATION (16301 Tomball Parkway (SH 249), Harris County, Texas)

      1. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the T.H. Wharton Electric Generating Station filed for record under Clerk's File No. W048282 and Film Code No. ###-##-#### in the Real Property Records of HARRIS COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      2. The easements and appurtenant rights conveyed by the Company pursuant to that certain Easement and Covenant Agreement related to the T.H. Wharton Electric Generating Station filed for record under Clerk's File No. W048283 and Film Code No. 555-89-2793 in the Real Property Records of HARRIS COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

M.    FUEL OIL PIPELINE (Harris County, Texas)

      1. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Easement and Conveyance related to the Fuel Oil Pipeline filed for record under Clerk's File No. W048284 and Film Code No. 555-89-2878 in the Real Property Records of HARRIS COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

      2. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Assignment and Conveyance related to the Fuel Oil Pipeline filed for record under Clerk's File No. W048285 and Film Code No. 555-89-3244 in the Real Property Records of HARRIS COUNTY, TEXAS.

      3. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Partial Assignment and Conveyance related to the Fuel Oil Pipeline filed for record under Clerk's File No. W048286 and Film Code No. 555-89-3270 in the Real Property Records of HARRIS COUNTY, TEXAS.

      4. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the Gas Injection Facility adjacent to the Fuel Oil Pipeline filed for record under Clerk's File No. W048287 and Film Code No. 555-89-3303 in the Real Property Records of HARRIS COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

N.    FUEL OIL PIPELINE (Galveston County, Texas)

      1. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Easement and Conveyance related to the Fuel Oil Pipeline filed for record under Clerk's File No. 2002050907 and Film Code No. 017-36-0503 in the Real Property Records of GALVESTON COUNTY, TEXAS (it being understood that the property being released from the lien of the Mortgage consists only of the easements granted by the Company and not fee title to the land covered by such easements).

      2. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Assignment and Conveyance related to the Fuel Oil Pipeline filed for record under Clerk's File No. 2002050908 and Film Code No. 017-36-0561 in the Real Property Records of GALVESTON COUNTY, TEXAS.

      3. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Partial Assignment and Conveyance related to the Fuel Oil Pipeline filed for record under Clerk's File No. 2002050909 and Film Code No. 017-36-0576 in the Real Property Records of GALVESTON COUNTY, TEXAS.

O.    FUEL OIL PIPELINE (Chambers County, Texas)

      1. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Assignment and Conveyance related to the Fuel Oil Pipeline filed for record under Clerk's File No. 6957B and Volume 576, Page 120 in the Real Property Records of CHAMBERS COUNTY, TEXAS.

      2. The easements, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Assignment related to the North Dayton Corridor of the Fuel Oil Pipeline filed for record under Clerk's File No. 6958B and Volume 576, Page 133 in the Real Property Records of CHAMBERS COUNTY, TEXAS.

      3. The easements conveyed by the Company pursuant to that certain Partial Assignment related to the North Dayton Corridor of the Fuel Oil Pipeline filed for record under Clerk's File No. 6959B and Volume 576, Page 152 in the Real Property Records of CHAMBERS COUNTY, TEXAS.

P. NORTH DAYTON SALT DOME / HUFFMAN ELECTRICAL SUBSTATION AND PIPELINE / GAS STORAGE FACILITY (Liberty County, Texas)

      1. The easements, facilities, and appurtenant rights conveyed by the Company pursuant to that certain Assignment and Conveyance related to the Huffman Electrical Substation and Pipeline filed for record under Clerk's File No. 12605 and Volume 1993, Page 761 in the Real Property Records of LIBERTY COUNTY, TEXAS.

      2. The services, agreements and appurtenant rights conveyed by the Company pursuant to that certain Assignment related to the Gas Storage Service Contract in connection with the Gas Storage Facility filed for record under Clerk's File No. 12606 and Volume 1993, Page 774 in the Real Property Records of LIBERTY COUNTY, TEXAS.

                  Q. ENERGY DEVELOPMENT CENTER AND CONKLIN TRACT (Harris County, Texas)

1. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the Energy Development Center filed for record under Clerk's File No. W048288 and Film Code No. 555-89-3315 in the Real Property Records of HARRIS COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

2. The leases, facilities and appurtenances thereto conveyed by the Company pursuant to that certain Assignment and Assumption of Tenant Lease related to the Energy Development Center filed for record under Clerk's File No. W0484289 and Film Code No. 555-89-3330 in the Real Property Records of HARRIS COUNTY, TEXAS.

R.    JEWETT MINE (Limestone, Leon and Freestone Counties, Texas)

      1. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the Jewett Mine filed for record under Clerk's File No. 024124 and Volume 1092, Page 603 in the Real Property Records of LIMESTONE COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      2. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the Jewett Mine filed for record under Clerk's File No. 00302734 and Volume 1120, Page 650 in the Real Property Records of LEON COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      3. The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the Jewett Mine filed for record under Clerk's File No. 2006186 and Volume 1210, Page 158 in the Real Property Records of FREESTONE COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

      4. The facilities and appurtenances thereto conveyed by the Company pursuant to that certain Assignment of Option Agreement related to the Jewett Mine filed for record under Clerk's File No. 2006190 and Volume 1210, Page 209 in the Real Property Records of FREESTONE COUNTY, TEXAS, under Clerk's File No. 00302737 and Volume 1120, Page 688 in the Real Property Records of LEON COUNTY, TEXAS and under Clerk's File No. 024125 and Volume 1092, Page 625 in the Real Property Records of LIMESTONE COUNTY, TEXAS.

                                   EXHIBIT A-1
                                   Page 1 of 2


                                                    San Jacinto Electric Station
                                                               Job No. 13015020P
                                                                Ref. Map 14-H-5E
                                                                         Tract 3

      Description of 7.306 acres of land in the Enoch Brinson League, Abstract 5, Harris County, Texas, being partly out of the residue of an 822.154-acre tract recorded in Volume 1318, Page 364 of the Deed Records of Harris County, Texas, and partly out of the residue of a 97.477-acre tract recorded in Volume 7034, Page 10 of said Deed Records and out of a 9.991-acre tract recorded in Clerk's File No. N 530947 and Film Code No. 014-59-1718 of the Official Public Records of Real Property of Harris County, Texas:

      All coordinates and bearings herein refer to the Texas Coordinate System of 1983, South Central Zone as defined in the Texas Natural Resources Code, and based on the position of H.G.C.S.D. 42 (1986), having published coordinates of N
(Y) = 13,823,622.030 and E (X) = 3,216,990.899 U.S. Survey Foot with an applied scale factor of 0.9998839. Said 7.306-acre tract is described by metes and bounds as follows:

COMMENCING at a 3/4 inch iron pipe found at the southwest corner of said 97.477-acre tract, having coordinates of N (Y)= 13,820,895.82 and E (X)= 3,223,298.68 same being the southwest corner of a 250-foot wide easement described as Way No. 2 recorded in File D332601 and Film Code 129-23-2583 of the Official Public Records of Real Property of Harris County, Texas and also on the east line of Sens Road (60 feet wide), from which a found 3/4 inch iron pipe bears North 58 degrees 48 minutes 36 seconds West, a distance of 0.82 feet and from which a found 3/4 inch iron rod bears North 72 degrees 01 minutes 34 seconds West, a distance of 1.17 feet;

THENCE, North 86 degrees 55 minutes 32 seconds East, a distance of 2482.03 feet along the south line of said 97.477-acre tract, same being the south line of said 250-foot wide easement, to a point;

THENCE, North 03 degrees 04 minutes 28 seconds West, a distance of 301.31 feet to a chain link fence post found for the southeast corner of Tract 1 and said 9.991- acre tract;

THENCE, South 86 degrees 53 minutes 39 seconds West, with the south line of Tract 1 and said 9.991- acre tract, a distance of 265.00 feet to a found iron rod with aluminum cap stamped HL&P;

                                   EXHIBIT A-1
                                   Page 2 of 2


THENCE, North 86 degrees 15 minutes 30 seconds West, continuing with said south line, a distance of 60.40 feet to a R.R. spike set for a common corner of Tract 1, and a 7.306-acre tract referred to as Tract 3, and the POINT OF BEGINNING having coordinates of N (Y)= 13,821,319.34 and E (X)= 3,225,435.84;

THENCE, North 86 degrees 15 minutes 30 seconds West, with the south line of said Tract 3 and said 9.991- acre tract, a distance of 100.72 feet to a point for corner;

THENCE, South 86 degrees 53 minutes 39 seconds West, a distance of 540.00 feet to a found iron rod with aluminum cap stamped HL&P for the southwest corner of the herein described tract and said 9.991- acre tract;

THENCE, North 51 degrees 40 minutes 56 seconds West, at 463.30 feet passing the common line of said 94.477-acre tract with said 822.154 -acre tract, for a total distance of 566.79 feet to a found iron rod with aluminum cap stamped HL&P for the northwest corner of the herein described tract and said 9.991- acre tract;

THENCE, North 86 degrees 53 minutes 39 seconds East, with the north line of Tract 3 and said 9.991- acre tract, a distance of 1,059.63 feet to a 3/4 inch iron rod with plastic cap stamped "Reliant Energy HL&P" set for the common corner of Tract 1, 3, and 4;

THENCE, South 03 degrees 02 minutes 05 seconds East, at 75.00 feet passing the southwest corner of said tract 4, at 119.08 feet passing the northeast corner of a 0.155-acre tract referred to as Tract 2, at 276.83 feet passing the southeast corner of said Tract 2, for a total distance of 364.33 feet to a 3/4 inch iron rod with plastic cap stamped "Reliant Energy HL&P" set for corner;

THENCE, South 90 degrees 00 minutes 00 seconds East, a distance of 7.05 feet to a 3/4 inch iron rod with plastic cap stamped "Reliant Energy HL&P" set for corner;

THENCE, South 00 degrees 00 minutes 00 seconds West, a distance of 22.33 feet to the POINT OF BEGINNING and containing 7.306 acres of land.

A survey drawing with Map Number 14-H-5E was prepared by Carter & Burgess, Inc. in conjunction with this metes and bounds description.

                                                                       EXHIBIT B

                          PREVIOUSLY CONVEYED PROPERTY

A.    ALLEN'S CREEK TRACT (Austin County, Texas)

The land, improvements, fixtures and other property thereon and easements and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the Allen's Creek Tract filed for record under Clerk's File No. 025196 in the Real Property Records of AUSTIN COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

B.    MILL'S CREEK TRACTS (Austin County, Texas)

The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the Mill's Creek Tracts filed for record under Clerk's File No. 025200 in the Real Property Records of AUSTIN COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

C.    CEDAR BAYOU TRACTS (Chambers County, Texas)

Those certain tracts of land comprising approximately 12.085 acres and 5.05 acres in the Benjamin Winfree League, Abstract 28 in CHAMBERS COUNTY, TEXAS as recorded in Volume 340, page 320 and Volume 340 page 650 respectively in the deed records of Chambers County; such tracts were subsequently conveyed to Texas Genco, LP by that certain deed recorded in the Deed Records of Chambers County, Texas under County Clerk's File No. 6952B, Volume 575, Page 835.

D.    P.H. ROBINSON MINERALS (Galveston County, Texas)

Certain lands located in GALVESTON COUNTY, TEXAS which lands are more particularly described on EXHIBIT A to that certain Oil, Gas and Mineral Lease dated December 12, 1980 and recorded in the office of the County Clerk of Galveston County, Texas under County Clerk's file No. 8101167 and bearing said Clerk's film code No. ###-##-####, between Houston Lighting & Power Company, a Texas corporation and predecessor in interest to Grantor, as lessor, and Lofco, a Texas general partnership, as lessee (the "Lease"), together with all rights and interests appurtenant thereto, including without limitation Grantor's right, title and interest in and to the Lease.

                                                                       EXHIBIT B

E. MALAKOFF TRACTS - TRINITY MINE (Anderson County, Texas and Henderson County, Texas)

The land, improvements, fixtures and other property thereon and appurtenances thereto conveyed by the Company pursuant to that certain Deed related to the Malakoff Tracts and Trinity Mine filed for record under Clerk's File No. 0017482 and Volume 1740, Page 558 in the Real Property Records of ANDERSON COUNTY, TEXAS and under Clerk's File No. 0015448 and Volume 2221, Page 372 in the Real Property Records of HENDERSON COUNTY, TEXAS, together with all equipment, supplies, and other tangible or intangible personal property located thereon or used or enjoyed in connection therewith which are owned by the Grantee (as defined therein).

F.    PARTITION TRACTS MINERALS (Leon County, Texas and Freestone County, Texas)

                                     TRACT I

669.75 Acres, more or less, out of the W. R. Nichols Survey, A-1159, T. J. McCallom Survey, A-564 & A-576, J. H. Thomas Survey, A-891 and the J. L. Green Survey, A-318, being more fully described in Pooling Designation dated January 11, 1982, recorded in Volume 519, Page 287, Deed Records of LEON COUNTY, TEXAS and correction to Amendment of Pooling Designation dated October 8, 1982, recorded in Volume 530, Page 122, Deed Records of Leon County, Texas.

                                    TRACTS II

Tract 1: 84.485 acres situated in the Samuel M. Phariss Survey, A-516, Freestone County, Texas, being the same land described as the "First Tract" in that certain deed dated April 30, 1963, from Clifton Harper, et ux, to the Veterans Land Board Of The State of Texas, recorded in Volume 330, Page 64, Deed Records, FREESTONE COUNTY, TEXAS.

Tract 2: 55.00 acres situated in the I. M. Childre Survey, A-883, Freestone County, Texas, and A-1284, LEON COUNTY, TEXAS, and being described in two (2) tracts, as follows:

            Tract 2A:   53.823 acres situated in the I. M. Childre Survey,
                        A-883, Freestone County, Texas, and A-1284, LEON COUNTY,
                        TEXAS, being the same land described in that certain deed dated April 16, 1965, from Hayse E. Willingham, et ux, to Calvin Pate, recorded in Volume 351, Page 270,
                        Deed Records, Freestone County, Texas and Volume 326,
                        Page 76, Deed Records, Leon County, Texas, SAVE AND
                        EXCEPT: 1.177 acres, being Tract 2B described below.

                                                                       EXHIBIT B

            Tract 2B:   1.177 acres situated in the I. M. Childre Survey,
                        A-1284, LEON COUNTY, TEXAS, being the same land described in that certain deed dated August 27, 1970 from Calvin Pate, et ux, to Betsy L. Thompson, recorded in Volume 364, Page 11, Deed Records, Leon County,
                        Texas.

Tract 3: 11.332 acres out of a 95.11 acre tract situated in the Samuel M. Phariss Survey, A-516, FREESTONE COUNTY, TEXAS, such 95.11 acre tract being in that certain deed dated December 20, 1968, from Exla Brown, et al, to Ben F. Brown, et ux, recorded in Volume 385, Page 681, Deed Records, Freestone County, Texas.

Tract 4: 28.095 acres situated in the I. M. Childre Survey, A-883, FREESTONE COUNTY, TEXAS, and A-1284, Leon County, Texas and being described in two (2) tracts, as follows:

            Tract 4A:   20.975 acres situated in the I. M. Childre Survey,
                        A-883, FREESTONE COUNTY, TEXAS, and A-1284, Leon County,
                        Texas, being the same land described as the "Second
                        Tract" in that certain deed dated April 30, 1963, from Clifton Harper, et ux, to the Veterans Land Board of The
                        State of Texas, recorded in Volume 330, Page 64, Deed
                        Records, Freestone County, Texas, SAVE AND EXCEPT: 7.12 acres, being 4B described below.

            Tract 4B:   7.12 acres situated in the I. M. Childre Survey, A-1284,
                        LEON COUNTY, TEXAS, being the same land described in that certain deed dated September 3, 1971 from Marvin M.
                        Risner, et ux, to Jodie Vann, recorded in Volume 372, Page 160, Deed Records, Leon County, Texas.

Tract 5: 30.003 acres out of a 60.006 acre tract situated in the Samuel M. Phariss Survey, A-516, FREESTONE COUNTY, TEXAS, such 60.006 acre tract being described in two (2) tracts, as follows:

            Tract 5A:   30.70 acres situated in the Samuel M. Phariss Survey,
                        A-516, FREESTONE COUNTY, TEXAS, and being described in that certain deed dated June 4, 1965 from Fred D. Scott to Glen White, recorded in Volume 351, Page 576, Deed
                        Records, Freestone County, Texas.

            Tract 5B:   37.5 acres situated in the Samuel M. Phariss Survey,
                        A-516, FREESTONE COUNTY, TEXAS, and being described in that certain deed dated August 31, 1963 from Dorris
                        Stone, et ux, to Glen White, recorded in Volume 335, Page 375, Deed Records, Freestone County, Texas.

                                                                       EXHIBIT B

                                    TRACT III

310.949 acres of land, more or less, out of the Gertrudis Diaz Survey, A-178, FREESTONE COUNTY, TEXAS, as further described in that certain Declaration of Pooled Unit dated September 27, 2000, effective September 1, 2000, recorded in Volume 1133 at Page 295 of the Official Records of Freestone County, Texas.

                                    TRACT IV

320.0 acres of land, more or less out of the Gertrudis Diaz Survey, A-178, FREESTONE COUNTY, TEXAS as further described in the Declaration of Pooled Unit for the Kelly "A" Unit dated June 21, 2000, effective May 1, 2000, recorded at Volume 1121, Page 172 et seq. of the Official Records of Freestone County, Texas.

                                     TRACT V

653.055 acres in the M. C. Rejon Eleven League Grant, A-19, LEON COUNTY, TEXAS and including all of Grantor's right title and interest in and to the oil and/or gas royalty provided under two (2) Oil and Gas Leases, each dated October 11, 2002, recorded in Volume 1130, Pages 206 and 210, respectively, Official Records of Leon County, Texas, and as such leases have been pooled into that certain pooled unit called the "Reliant Energy Unit," as described in a Pooling Declaration dated August 4, 2003, recorded in Volume 1152, Page 38, Official Records of Leon County, Texas.